UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09813

Scout Funds
(Exact name of registrant as specified in charter)

1010 Grand Boulevard
Kansas City, MO 64106
 (Address of principal executive offices)

Scout Investment Advisors, Inc.
1010 Grand Boulevard
Kansas City, MO 64106
(Name and address of agent for service)

Registrant's telephone number, including area code: (816) 860-7512

Date of fiscal year end: June 30

Date of reporting period: December 31, 2009

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMIANNUAL REPORT
December 31, 2009

Stock Fund
Mid Cap Fund
Small Cap Fund
TrendStar Small Cap Fund
International Fund
International Discovery Fund
Bond Fund
Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio
Tax-Free Money Market Fund

Table of Contents

Economic and Market Commentary	1
Stock Fund	2
Mid Cap Fund	5
Small Cap Fund	9
TrendStar Small Cap Fund	14
International Fund	18
International Discovery Fund	23
Bond Fund	28
Money Market Fund – Federal Portfolio	32
Money Market Fund – Prime Portfolio	32
Tax-Free Money Market Fund	36
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Financial Highlights	48
Notes to Financial Statements	55
Expense Example	63
Other Information	64

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS SEMIANNUAL REPORT

Economic and Market Commentary

The market has lost 23 percent of its value during the past 10 years, when the Standard and Poor’s (S&P) 500® Index closed at 1469. This is highly unusual. From a financial market standpoint, risks have increased. Leverage (the use of debt) has accelerated and is now weighing heavily on the world’s financial landscape. With increased leverage, the frequency and ferocity of surprises is accelerating. From 9/11 to the financial meltdown to a turnaround in the political landscape, the financial world today is not as it appeared 10 years ago.

Where does this leave us? From a near financial collapse to a rebound in many of the financial indexes to a tepid economic recovery, the last two years have been full of exposed risks and surprises. Now that we are in the beginning of 2010, we need to stop and take stock of the overall economic and market environment. We, as a nation, have come through a period of severe economic weakness and market uncertainty. We hold the belief that while the overall economic weakness we experienced in 2008 and 2009 is now behind us, the way the U.S. economy functions will be different going forward when compared to the past. Don’t get us wrong, supply and demand functions will still obviously exist and work. But the overall drivers and issues of increased centralized friction will probably continue to grow, and add to uncertainty. Like standing on loose, shifting sands, gaining a foothold in this economic and market environment will be challenging.

We expect the overall economic environment to be one of improvement — Gross Domestic Product (GDP) growth should be positive for 2010. Corporate profit growth rates should be robust — we believe growth rates will be in the 25 percent range. If this occurs, corporate profits should grow more rapidly than anytime during the last 20-plus years. In the face of this rise in profitability, we also are looking for interest rates to rise — perhaps earlier and more fiercely than many are currently expecting. These issues combined lead us to an environment where our nation’s investors may feel as if their feet are on “shifting sands,” an investment environment where flexibility and the willingness to consider alternative investment ideas should bear solid fruit.

We believe the real trend in the equity markets (both domestic and foreign) will be earnings growth. 2009 turned out to be a year of multiple expansions and a year of recovery. Earlier in 2009, serious pundits were discussing the “end of capitalism” and the end of the financial system as we know it. While exaggerated, this was reflective of the pressures which were real and needed to be dealt with. Next, market participants needed to understand when and how the economic downturn was going to end. This occurred during the summer months. During the fourth quarter of 2009, many have been focusing on earnings growth. We believe this trend will stay in place for at least the first portion of 2010.

Over the near term, we are expecting the investment landscape to change. Staying nimble and flexible are important attributes in a time of uncertainty. Flexibility is critical during times of high volatility and a changing landscape. In anticipation of fundamental changes, it makes sense to spread one’s assets among different asset classes. Remember, portfolios should be designed to manage risk. Surprises will occur. It is wise when the environment is ripe for surprise, to stand firmly on shifting sands and anticipate and expect the unexpected.

Since our last report, the Scout Mid Cap Fund celebrated its three year anniversary. Congratulations to Mr. Dunkerley and his team on the Fund’s success since its inception in 2006. I encourage you to read the various shareholder letters provided throughout this report for additional information regarding each Fund.

On behalf of the entire management team, thank you for your continued support of the Scout Funds.

William B. Greiner, CFA
Chief Investment Officer
Scout Investment Advisors, Inc.

You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. For a Prospectus which contains this and other information about the Funds, call 800-996-2862. Please read the Prospectus carefully before investing.

DECEMBER 31, 2009

Stock Fund

OBJECTIVE (Unaudited)
The Scout Stock Fund seeks long-term growth of capital and income by investing in common stocks of companies thought to be undervalued and have the potential for capital appreciation.

During the last six months of 2009, we witnessed the full power of government fiscal and Federal Reserve monetary efforts. A tsunami of liquidity poured into world markets not only from the U.S. perspective, but globally. Interest rates stayed near 0%. The impact of a change in accounting rules for loans early in 2009 helped “reduce” nonperforming loans. Finally, government guarantees of a variety of debt, stabilized credit concerns for the core of financial instruments used to park “safe money.” These three factors, more than anything, formed a perfect storm that helped push the stock price for many companies from near bankruptcy levels up to the surface, providing large returns. In essence, 2009 became the reverse image of 2008.

After a slight pullback early in July, equity markets renewed their advancement for the remainder of the calendar year. The Scout Stock Fund provided a positive return of 18.25% over the previous six months, but lagged its benchmark, the S&P 500® Index. Many of the lower quality companies that suffered severely in 2008 produced impressive returns during the market rally. While these “junk” companies propelled the Index, we remained committed to our core investment principles and quality process. For example, we did not purchase companies that rebounded from lows generated by concerns over possible bankruptcy. We maintained our commitment to achieving long-term gains through investing in companies with strong balance sheets, excellent franchises and solid catalysts. Facing this macro environment, quality investment managers endured the perfect storm that seemed tailor-made to punish prudent risk-taking.

The Fund adheres to a three-part investment process: top-down, bottom-up and portfolio construction. Our top-down approach led us to increase the Fund’s exposure in the Consumer Discretionary, Industrials and Financials sectors. In Financials, we were particularly interested in asset managers. We reduced our positions in Consumer Staples and Materials. Materials had been a significant overweight. Both the Energy and Utilities sectors effectively had no change. We avoided the Telecommunication Services sector. Telecom businesses face significant competitive pressures and technological headwinds. They have become trading vehicles. In many respects, telecoms prosper to the extent that their lobbyists are effective on Capitol Hill.

The Fund’s top performers during the previous six months included Google, Inc., Franklin Resources, Inc. and Microsoft Corp. We view Google, Inc. as the primary long-term change agent within technology. Microsoft Corp. and Intel Corp. are now cyclical plays within their product cycle as they enjoy a PC upgrade cycle. Gilead Sciences, Inc. and Ericsson, Inc. were the poorest performers. We eliminated Ericsson, Inc. on the grounds that the company is facing increasing competition and the need to change their business model from a pure telecom base unit and service provider to an Internet telecom provider. This move is occurring in the face of substantial and effective Chinese competition. Although Ericsson, Inc. will manage the transition, we view this as a time to step aside and wait for proof the company can execute successfully. In Consumer Discretionary, the value-based retailers such as TJX Cos., Inc. and Kohl’s Corp. did not participate in the market rally as much as Internet-based retailers, which surged late in the year. We continue to view TJX Cos., Inc. as a beneficiary of a value oriented consumer who will be deleveraging over the near future.

While it did not perform as expected, we retained Gilead Sciences, Inc. within the Fund. We view Gilead Sciences, Inc. as a long-term winner and it is a core holding within Health Care based on its dominant position in HIV treatment. We believe the treatment protocols will increasingly use HIV medications earlier. This driver will be compounded by earlier detection of HIV in emergency rooms throughout the country as states adopt a protocol that tests individuals, unless they object, as opposed to asking for permission before testing.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Stock Fund, S&P 500® Index and Lipper Large-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purpose only, may not represent your returns.

2
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Standard & Poor 500® Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Lipper Large-Cap Core Funds Index invests primarily in companies above $10 billion without a specific growth or value strategy.

During the time period, we added Merck & Co., Inc. to the portfolio. We believe Merck & Co., Inc.’s addition of Schering-Plough to their portfolio of drugs was an excellent strategic move. The merger significantly bolsters Merck & Co., Inc.’s late stage pharmaceutical profile. In our opinion, the price was appropriate and we expect cost-cutting to contribute to returns in the near term.

Anadarko Petroleum Corp. is another new position. After an extensive period of restructuring, Anadarko Petroleum Corp. has been posting production growth and its energy mix is presently 60% natural gas and 40% oil production. Oil production is growing at a faster rate, which should lead Anadarko Petroleum Corp. to an equally balanced exposure to oil and gas in the next couple of years. With a rebound in demand for energy, we believe Anadarko Petroleum Corp. is ideally poised to benefit from this growth with a lower risk posture.

In closing, while we are disappointed with our underperformance during the previous six months, we remain committed to our process. Our discipline, which served shareholders so well in the past, particularly in 2008, is a long-term view. We are stewards of capital and investors rather than traders. This approach is designed to reduce downside volatility while growing wealth over the long term. We believe leadership within the market has shifted from deep discounted names to larger capitalization quality corporations. In this environment, we expect the Fund to prosper as the market begins to pay attention to risk as well as returns. Further, although it appears that financial crisis has abated, the aftershocks of an overly levered world and financial system will continue to reverberate. In this environment, quality companies typically prosper, and in fact, get stronger as weaker competitors fall to the wayside.1

On behalf of the entire management team, we appreciate your continued support of the Scout Stock Fund and the Scout family of mutual funds.

James A. Reed II, JD, CFA
Larry L. Valencia, CFA
Scout Investment Advisors, Inc.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

SCOUT FUNDS SEMIANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Stock Fund (UMBSX)
as of December 31, 2009

	1 Year	3 Years	5 Years	10 Years
Scout Stock Fund	16.26%	-1.62%	3.15%	1.14%
S&P 500® Index[1]	26.46%	-5.63%	0.42%	-0.95%
Lipper Large-Cap Core
Funds Index[1]	28.15%	-4.91%	0.61%	-1.20%
Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2009, gross expenses for the Fund were 0.94% (as disclosed in the most recent Prospectus) compared to the December 31, 2009 gross expense ratio of 0.96%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investment Advisors, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2010 so that actual total annual fund operating expenses of the Scout Stock Fund do not exceed 0.90%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to April 1, 2005, the Fund was managed in accordance with a different investment objective.

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Stock Fund (UMBSX)

	Net Asset Value	Income & Short-Term[2] Gains Distribution	Long-Term[2] Gains Distribution	Cumulative[3] Value Per Share Plus Distributions
12/31/05	$14.59	$0.35	$1.79	$40.38
12/31/06	14.38	0.32	1.54	42.03
12/31/07	14.18	0.20	1.70	43.73
12/31/08	10.18	0.07	0.14	39.94
12/31/09	11.65	0.17	—	41.58

[2]	Represents distributions for the respective 12-month or 6-month period ended.

3	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION[4] (Unaudited)
Scout Stock Fund (UMBSX)

Based on total net assets as of December 31, 2009. Subject to change.

TOP TEN EQUITY HOLDINGS[4] (Unaudited)
Scout Stock Fund (UMBSX)

	Market Value (000’s)	Percent of Total
Google, Inc. – Class A	$3,720	3.3%
Oracle Corp.	3,436	3.1%
EOG Resources, Inc.	3,406	3.0%
Philip Morris International, Inc.	3,373	3.0%
Microsoft Corp.	3,354	3.0%
Franklin Resources, Inc.	3,318	2.9%
T. Rowe Price Group, Inc.	3,195	2.8%
Waters Corp.	3,098	2.8%
Cisco Systems, Inc.	2,992	2.7%
Toronto-Dominion Bank	2,948	2.6%
Top Ten Equity Holdings Total	$32,840	29.2%

Based on total net assets as of December 31, 2009. Subject to change.

4
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2009

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

STOCK FUND
	Shares	Value

COMMON STOCKS — 99.9%
CONSUMER DISCRETIONARY — 10.1%
Comcast Corp. — Class A	75,000	$1,264,500
Honda Motor Co., Ltd.[1]	77,500	2,627,250
Kohl’s Corp.*	39,000	2,103,270
TJX Cos., Inc.	80,000	2,924,000
VF Corp.	34,000	2,490,160
		11,409,180
CONSUMER STAPLES — 9.0%
CVS Caremark Corp.	66,000	2,125,860
McCormick & Co., Inc.	70,000	2,529,100
Philip Morris International, Inc.	70,000	3,373,300
Wal-Mart Stores, Inc.	40,000	2,138,000
		10,166,260
ENERGY — 13.7%
Anadarko Petroleum Corp.	36,250	2,262,725
Apache Corp.	20,000	2,063,400
Chevron Corp.	28,000	2,155,720
EOG Resources, Inc.	35,000	3,405,500
National Oilwell Varco, Inc.	61,000	2,689,490
Occidental Petroleum Corp.	35,000	2,847,250
		15,424,085
FINANCIALS — 14.1%
American Express Co.	50,000	2,026,000
Charles Schwab Corp.	100,000	1,882,000
Chubb Corp.	50,000	2,459,000
Franklin Resources, Inc.	31,500	3,318,525
T. Rowe Price Group, Inc.	60,000	3,195,000
Toronto-Dominion Bank	47,000	2,947,840
		15,828,365
HEALTH CARE — 13.7%
Baxter International, Inc.	40,000	2,347,200
CIGNA Corp.	50,000	1,763,500
Gilead Sciences, Inc.*	55,000	2,380,400
Johnson & Johnson	20,000	1,288,200
Merck & Co., Inc.	55,000	2,009,700
Waters Corp.*	50,000	3,098,000
Zimmer Holdings, Inc.*	42,000	2,482,620
		15,369,620

INDUSTRIALS — 12.0%
Danaher Corp.	34,000	2,556,800
Emerson Electric Co.	45,000	1,917,000
Fastenal Co.	60,000	2,498,400
L-3 Communications Holdings, Inc.	20,000	1,739,000
Norfolk Southern Corp.	15,000	786,300
Union Pacific Corp.	20,000	1,278,000
United Technologies Corp.	40,000	2,776,400
		13,551,900
INFORMATION TECHNOLOGY — 18.5%
Adobe Systems, Inc.*	80,000	2,942,400
Cisco Systems, Inc.*	125,000	2,992,500
Google, Inc. — Class A*	6,000	3,719,880
Intel Corp.	120,000	2,448,000
McAfee, Inc.*	48,000	1,947,360
Microsoft Corp.	110,000	3,353,900
Oracle Corp.	140,000	3,435,600
		20,839,640
MATERIALS — 5.7%
BHP Billiton Ltd.[1]	17,000	1,301,860
Ecolab, Inc.	60,000	2,674,800
Praxair, Inc.	30,000	2,409,300
		6,385,960
UTILITIES — 3.1%
Dominion Resources, Inc.	50,000	1,946,000
FPL Group, Inc.	30,000	1,584,600
		3,530,600
TOTAL COMMON STOCKS
(Cost $99,199,478) — 99.9%		112,505,610

TOTAL INVESTMENTS
(Cost $99,199,478) — 99.9%		112,505,610

Other assets less liabilities — 0.1%		114,465

TOTAL NET ASSETS —100.0%
(equivalent to $11.65 per share;
unlimited shares of $1.00 par value
capital shares authorized;
9,667,216 shares outstanding)		$112,620,075

*	Non-income producing security

1	ADR — American Depositary Receipt

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

Mid Cap Fund

OBJECTIVE (Unaudited)

The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of companies classified as mid-capitalization located anywhere in the United States.

The second half of 2009 capped a strong year for the U.S. stock market. Returns for major equity indices were up solidly in the second half, with the benchmark Russell Midcap® Index gaining nearly 28%. An improvement in leading economic indicators, with coincident and lagging data finally showing signs of life helped drive the market higher. Economic indicators such as the ISM Manufacturing and Non-Manufacturing Surveys, weekly unemployment claims and temporary employment data moved in the right direction. More recently, the December employment report showed November figures were revised to show a gain of 4,000 jobs, the first in almost two years.

Market action over the past nine months, and our expectations for the next several months, reminds us of a rocket launch. The initial blast-off has occurred and now, while we still expect to go higher, we shall probably do so at a lower rate of speed and with more volatility. We expect “quality” stocks to outperform “junk” in 2010, and stock picking will likely be critical. As mentioned in previous commentaries, the improvement in the global economy is being driven by aggressive fiscal and monetary policies around the world. But now, the stock market and the economy are entering a “transition phase” from recession to growth, whereby policymakers are likely to let off the gas as 2010 progresses. Australia was one of the first countries to raise interest rates. China also raised one of their key short-term rates recently and has discussed making it more difficult to buy a house. The Federal Reserve may discontinue their mortgage-backed security purchases by the end of March, and the homebuyer tax credit is unlikely to be extended. Also, some investors fear a potential “double-dip” recession if the Federal Reserve is forced to raise interest rates too soon. Given what Dr. Bernanke has said publicly, we expect the Fed to err on the side of caution, making it more likely that interest rates will be hiked later and more slowly than some expect. We anticipate dovish policy for most of 2010, improving trends in economic indicators and low interest rates to help support the market. Valuations are also reasonable especially considering the low interest rate environment. Offsetting these generally supportive factors will be continuing fears of higher interest rates and slower economic growth in China, which affects investor sentiment in several market sectors including Technology, Energy, Basic Materials and Industrials. Overall, in our opinion, it’s unlikely that 2010 returns will come close to matching those of 2009, but our current outlook is generally positive, a continuing theme from our previous report.

Sector allocation was good as an overweight position in Energy and underweight positions in Consumer Staples and Utilities had a positive impact on performance. The top contributing stock in the portfolio was Cimarex Energy Co. (NASDAQ0: XEC). Cimarex is an energy exploration and production company with a significant presence in the Mid-Continent and Permian Basin. Its shale acreage in Oklahoma has been productive with unconventional natural gas shale that is likely to be extremely valuable if natural gas prices move higher. Another top contributor was semiconductor equipment maker Lam Research Corp. (NASDAQ: LRCX). Improving factory utilization and a better product mix helped the company generate better than expected revenue and gross margins in the third quarter and better than expected guidance. Avnet, Inc. a distributor of technology products rounded out the top three contributors list. Avnet, Inc. rose on expectations of global economic recovery, which should lift their sales and earnings. First Solar, Inc. (NASDAQ: FSLR) was the largest drag on relative performance, as concern about solar subsidy cuts and the speed of solar power plant construction weighed on the stock.

As mentioned previously, we continue to have a positive, though tempered, market outlook. Both the domestic and global economies are improving impressively, although most countries are far from fully recovered. Management updates are more positive than before but often have modest tones, allowing many companies to beat expectations. Importantly, despite positive economic signposts and a rising stock market, stock investors remain somewhat skeptical. Very strong investment inflows into bond funds and weak equity fund inflows support this view. We believe investor skepticism bolsters the bull case as money potentially moves from bonds and money markets into the equity markets as confidence improves.

Investors are concerned about rising interest rates, which have historically stalled market rallies, or brought about bear markets. Our team expects U.S. interest rates to remain low well into 2010, with the Federal Open Market Committee (FOMC) possibly choosing to modestly hike rates in the second half of 2010. Good reasons for maintaining a low interest rate policy include high unemployment, low factory utilization and slowing growth in the M2 money supply. Unless massive U.S. federal budget deficits usher in the return of the Bond Vigilantes, thus forcing interest rates higher, the FOMC will probably raise rates only if the economy is showing clear signs of sustainable growth. Low rates encourage investors to put more money into riskier but potentially more rewarding asset classes, supporting a continuation of the bull market. If the FOMC raises rates sooner than we expect due to an improved outlook, we would not be surprised to see U.S. stocks pause for a time before heading higher.

The Fund maintained a relative overweight in pro-cyclical sectors, with a bias towards late-cycle exposure such as Energy and Industrials. We trimmed the gold stock positions in early December following gold’s sharp price rise and signs of a rebounding U.S. dollar. This brought our Materials weight slightly below the benchmark. Consumer Discretionary and Information Technology stocks tend to perform best when the leading indicators are first showing signs of improvement. Now that the economy is healthier and valuations look less attractive, we have become more selective in these sectors. We remain underweight in Consumer Staples and Utilities, although we are finding company-specific opportunities within these sectors.

The Fund allocated conservatively to the Financial Services sector in 2009, with positions in insurance, high-quality banks and less-risky REITs. Our higher-beta exposure within this sector was contained to asset managers, which provided positive contribution, helping the Fund keep up with the “low quality” rally in 2009. We now believe the time is right to own a larger position in selected regional banks. While there is no question that more loan losses are ahead, it is becoming more likely that non-performing loans will peak in 2010. We are several quarters into the downturn, and with the economy improving, many of the losses in residential mortgages and construction loans are behind us. We believe losses in commercial real estate and business loans have yet to peak, but a strengthening economy can help minimize those losses. Many bank balance sheets are also much improved. The regional banks subject to the Supervisory Capital Assessment Program (SCAP) were forced to raise capital so most of them are adequately capitalized. With the economy improving, many banks are being allowed to pay back government investments in their companies. Also, some valuations remain attractive using both price to book and normalized earnings ratios. We are focused on the banks with adequate reserves and a stable deposit base, located in improving markets and that have attractive valuations. While regional bank results will remain volatile, we believe the risk-reward proposition is favorable.

DECEMBER 31, 2009

While the near-term outlook for the U.S. economy has improved dramatically, longer-term problems remain. The most talked about issue is probably the over-indebted consumer, with the U.S. government in similarly poor fiscal condition, although not beyond repair in our estimation. The debt problems are manageable primarily because of low interest rates and therefore, a low carrying cost of debt. If interest rates move significantly higher, future economic growth could be inhibited. Fortunately, if corporate balance sheets are in good shape, it may offset the debt problems in other parts of the economy. Higher taxes are also likely in 2011, which could slow employment growth and weaken consumer spending. More recently, money supply growth is slowing and could create a stock market headwind if it does not improve as we expect. The good news is that without a high rate of money supply growth, inflation is less of a concern.1

As always, the management team appreciates your support and continued confidence in our team and investment process. The team shall continue to manage your investment with careful attention and prudence as fellow shareholders.

Patrick Dunkerley, CFA
Derek Smashey, CFA
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

2
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Russell Midcap® Index consists of the smallest 800 securities in the Russell 1000, as ranked by total market capitalization. This index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Lipper Mid-Cap Core Funds Index invests primarily in companies with a market capitalization of less than $5 billion at the time of purchase.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

SCOUT FUNDS SEMIANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Mid Cap Fund (UMBMX)

as of December 31, 2009

	1 Year	3 Years	Since Inception
Scout Mid Cap Fund	47.16%	5.21%	5.60%
Russell Midcap® Index[1]	40.48%	-4.59%	-3.29%
Lipper Mid-Cap Core Funds Index[1]	39.34%	-3.06%	-1.88%

Inception – October 31, 2006.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2009, gross expenses for the Fund were 1.41% (as disclosed in the most recent Prospectus) compared to the December 31, 2009 gross expense ratio of 1.14%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Mid Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investment Advisors, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2010 so that actual total annual fund operating expenses of the Scout Mid Cap Fund do not exceed 1.40%. The Net Expense Ratio for the Fund reflects the reimbursement of fees previously waived by the Advisor in accordance with the terms of this agreement.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Mid Cap Fund (UMBMX)

	Net Asset Value	Income & Short-Term[2] Gains Distribution	Long-Term[2] Gains Distribution	Cumulative[3] Value Per Share Plus Distributions
12/31/06	$10.19	$0.01	$—	$10.20
12/31/07	11.51	0.90	—	12.42
12/31/08	7.47	—	—	8.38
12/31/09	10.95	0.04	—	11.90

2	Represents distributions for the respective 12-month or 6-month period ended.

3	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION[4] (Unaudited)
Scout Mid Cap Fund (UMBMX)

Based on total net assets as of December 31, 2009. Subject to change.

TOP TEN EQUITY HOLDINGS[4] (Unaudited)
Scout Mid Cap Fund (UMBMX)

	Market Value (000’s)	Percent of Total
Lam Research Corp.	$4,232	4.3%
Cimarex Energy Co.	3,925	4.0%
Avnet, Inc.	3,652	3.7%
Allegheny Technologies, Inc.	2,605	2.7%
Dean Foods Co.	2,443	2.5%
Host Hotels & Resorts, Inc. REIT	2,408	2.4%
Unit Corp.	2,193	2.2%
Computer Sciences Corp.	2,130	2.2%
Terex Corp.	2,036	2.1%
Parker Hannifin Corp.	2,008	2.1%
Top Ten Equity Holdings Total	$27,632	28.2%

Based on total net assets as of December 31, 2009. Subject to change.

4
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2009

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

MID CAP FUND
	Shares	Value

COMMON STOCKS — 97.8%
CONSUMER DISCRETIONARY — 15.5%
American Eagle Outfitters, Inc.	74,850	$1,270,953
Carnival Corp.*	54,575	1,729,482
Coach, Inc.	12,575	459,365
Dollar Tree, Inc.*	30,650	1,480,395
Family Dollar Stores, Inc.	38,725	1,077,717
H&R Block, Inc.	82,100	1,857,102
Jack in the Box, Inc.*	6,300	123,921
Johnson Controls, Inc.	48,650	1,325,226
Mohawk Industries, Inc.*	24,675	1,174,530
Nordstrom, Inc.	25,825	970,503
NVR, Inc.*	1,540	1,094,493
priceline.com, Inc.*	8,990	1,964,315
Ross Stores, Inc.	8,700	371,577
TJX Cos., Inc.	7,450	272,298
		15,171,877
CONSUMER STAPLES — 4.2%
Clorox Co.	12,175	742,675
Dean Foods Co.*	135,425	2,443,067
H.J. Heinz Co.	21,775	931,099
		4,116,841
ENERGY — 12.4%
Arch Coal, Inc.	20,225	450,006
Cimarex Energy Co.	74,100	3,925,077
Consol Energy, Inc.	4,350	216,630
National Oilwell Varco, Inc.	40,150	1,770,214
Nexen, Inc.	57,475	1,375,377
Plains Exploration & Production Co.*	46,100	1,275,126
Unit Corp.*	51,590	2,192,575
Valero Energy Corp.	52,900	886,075
		12,091,080
FINANCIALS — 17.2%
Annaly Capital Management, Inc. REIT	71,375	1,238,356
Arch Capital Group Ltd.*	17,225	1,232,449
Arthur J. Gallagher & Co.	24,350	548,119
Axis Capital Holdings Ltd.	26,500	752,865
Bank of Hawaii Corp.	28,525	1,342,386
Chubb Corp.	25,075	1,233,188
Fifth Third Bancorp	111,075	1,082,981
First American Corp.	17,200	569,492
Franklin Resources, Inc.	10,195	1,074,043
Host Hotels & Resorts, Inc. REIT*	206,336	2,407,941
National Retail Properties, Inc. REIT	68,300	1,449,326
PartnerRe Ltd.	5,175	386,366
Progressive Corp.*	98,925	1,779,661
Waddell & Reed Financial, Inc. — Class A	56,800	1,734,672
		16,831,845
HEALTH CARE — 7.8%
Becton, Dickinson and Co.	12,250	966,035
C.R. Bard, Inc.	16,800	1,308,720
Coventry Health Care, Inc.*	70,550	1,713,659
Henry Schein, Inc.*	15,350	807,410
Hospira, Inc.*	35,250	1,797,750
Zimmer Holdings, Inc.*	18,225	1,077,280
		7,670,854
INDUSTRIALS — 16.1%
AGCO Corp.*	40,000	1,293,600
Cummins, Inc.	16,025	734,907
FedEx Corp.	14,775	1,232,974
First Solar, Inc.*	4,290	580,866
Foster Wheeler Ltd.*	24,775	729,376
Harsco Corp.	21,275	685,693
L-3 Communications Holdings, Inc.	13,800	1,199,910
Lincoln Electric Holdings, Inc.	34,375	1,837,687
Masco Corp.	67,525	932,520
Parker Hannifin Corp.	37,275	2,008,377
Spirit Aerosystems Holdings, Inc. — Class A*	65,575	1,302,319
Stericycle, Inc.*	21,800	1,202,706
Terex Corp.*	102,775	2,035,973
		15,776,908
INFORMATION TECHNOLOGY — 16.0%
Avnet, Inc.*	121,075	3,651,622
Check Point Software Technologies*	21,875	741,125
Computer Sciences Corp.*	37,025	2,130,048
eBay, Inc.*	51,250	1,206,425
Hewitt Associates, Inc. — Class A*	15,800	667,708
Lam Research Corp.*	107,925	4,231,739
SAIC, Inc.*	20,200	382,588
Sybase, Inc.*	32,025	1,389,885
Teradata Corp.*	41,350	1,299,631
		15,700,771
MATERIALS — 5.7%
Agnico-Eagle Mines Ltd.	7,925	427,950
Allegheny Technologies, Inc.	58,190	2,605,167
Cliffs Natural Resources, Inc.	18,425	849,208
Sigma-Aldrich Corp.	13,225	668,259
Walter Industries, Inc.	13,300	1,001,623
		5,552,207
TELECOMMUNICATION SERVICES — 1.1%
Millicom International Cellular S.A.	15,025	1,108,394

UTILITIES — 1.8%
Westar Energy, Inc.	79,000	1,715,880

TOTAL COMMON STOCKS
(Cost $73,471,881) — 97.8%		95,736,657

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.4%
U.S. GOVERNMENT AND AGENCIES
Federal Agricultural Mortgage Corp.
0.010%, 01/04/10	$88,000	88,000
Federal Farm Credit Bank
0.010%, 01/04/10	263,000	263,000
Federal Home Loan Bank
0.000%, 01/04/10	997,000	997,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,348,000) — 1.4%		1,348,000

TOTAL INVESTMENTS
(Cost $74,819,881) — 99.2%		97,084,657

Other assets less liabilities — 0.8%		803,906

TOTAL NET ASSETS —100.0%
(equivalent to $10.95 per share;
unlimited shares of $1.00 par value
capital shares authorized;
8,937,164 shares outstanding)		$97,888,563

REIT — Real Estate Investment Trust
*	Non-income producing security

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

Small Cap Fund

OBJECTIVE (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing in common stocks of smaller companies located anywhere in the United States.

The Scout Small Cap Fund posted solid double digit gains through the six months ended December 31, 2009. Unfortunately, relative performance was impaired by the characteristics of the best performing issues during the period, which included low market capitalization, low return on equity, low price and companies that lose money. While these traits are not uncommon coming out of a bear market, these are not characteristics we seek when allocating capital amongst holdings. We believe going forward performance is likely to shift back into our favor, toward larger companies within the small capitalization universe that generate earnings and cash flow, provide higher returns for equity holders and prudently manage their balance sheets.

Merger and acquisition activity showed some signs of life during the six-month period, contributing to the Fund’s overall performance. We believe the relatively large number of the Fund’s holdings that were targeted during a relatively weak M&A market is a testament to the Fund’s investment philosophy of investing in smaller capitalization companies that may generate significant amounts of cash and do not seem to be receiving the proper valuation from the public equity markets. Four companies were acquisition targets during the period. Agilent Technologies, Inc. (NYSE: A) announced its intention to acquire Varian, Inc. (NASDAQ: VARI), Japanese pharmaceutical company Dainippon Sumitomo Pharma Co., Ltd. acquired Sepracor, Inc. (NASDAQ: SEPR), International Business Machines Corp. (NYSE: IBM) acquired SPSS, Inc. (NASDAQ: SPSS) and Denbury Resources, Inc. (NYSE: DNR) announced the acquisition of Encore Acquisition Co. (NYSE: EAC). We believe merger and acquisition activity should accelerate in the year ahead as businesses have planned for low capital expenditure levels. Many CEOs realize that generating sufficient EPS growth often requires acquisitions.

The weakening of the U.S. dollar continued to be an important investment driver for the Fund during the six-month period. Unprecedented government spending and U.S. debt that has ballooned to nearly four times gross domestic product are factors likely to weaken the dollar throughout our lifetime. However, short-term factors may surface that prevent the weakening to occur as quickly as might be economically justified. Given the fact the U.S. dollar is still the global reserve currency, the Chinese Yuan is pegged to the U.S. dollar and the Chinese economy benefits from keeping its currency artificially low. Other currencies face their own predicaments, such as the Euro, which is subject to a number of countries that face significant issues (Portugal, Italy, Greece and Spain).

A weakening dollar tends to drive commodity prices higher and benefit exports, further providing justification for the overweight positions in the Materials, Energy, Information Technology and Industrial sectors relative to the benchmark. During the semi-annual period, Energy and Materials were the best performing sectors for the Fund. Walter Industries, Inc. (NYSE: WLT), a producer of metallurgical coal used in steel production was the largest contributor from the Energy sector. We remain constructive on Energy over the longer term driven by energy demands for developing economies, especially China. Oil imports accounted for over 50% of all the oil consumed in China last year. Automobile sales in China actually surpassed those in the U.S. during 2009, growing 46% to 13.6 million units. Over time, China’s total oil consumption of 2.3 barrels per capita per year is likely to move toward the U.S. figure of 22.3 barrels per capita per year. If China consumed at the current U.S. per capita rate, its consumption would account for nearly the entire world’s output. While oil inventories in the U.S. are high relative to historic standards, competition for oil globally is likely to intensify from growth in emerging global markets.

Materials issues provided significant gains driven by strong global economic growth and a weakened U.S. dollar. Schweitzer-Mauduit International, Inc. (NYSE:SWM) is the largest materials holding within the Fund. New regulations in the U.S. require the use of SWM’s cigarette paper because it is less likely to cause fires born by cigarettes. We expect similar regulations to be adopted over the next several years throughout Europe. Moreover, the company is moving into China, the world’s largest cigarette market and the company also manufactures reconstituted tobacco products, which are in high demand. We believe SWM is well-positioned globally to realize significant earnings growth.

Overall, the Industrials sector proved to be the biggest detractor throughout the time period. A major success though was Bucyrus International, Inc. (NASDAQ: BUCY) which realized strong orders for mining equipment primarily driven by Russia, India and China. Our interest in the sector was driven by companies that we believe would likely benefit during an inventory restocking cycle given the fact the prior year witnessed unprecedented inventory destocking and the significant global economic stimulus. Further, a majority of our holdings from the Industrial sector have significantly cut operating expenses and are poised to realize significant operating leverage given an improvement in global economic growth.

Information Technology was the largest sector allocation within the Fund. While a number of bright spots appeared, overall contribution was not up to expectations. Positive contributors included Skyworks Solutions, Inc. (NASDAQ: SWKS), a provider of power amplifiers used to amplify wireless signals in mobile internet devices including smart phones and e-readers (the Kindle), and Compellent Technologies, Inc. (NYSE: CML), a provider of economically feasible storage solutions. Conversely, detractors included TriQuint Semiconductor, Inc. (NASDAQ:TQNT), a competitor to Skyworks Solutions, Inc. announced disappointing guidance, as well as Tessera Technologies, Inc. (NASDAQ: TSRA), a licensor of technology to semiconductor manufacturers, which provided lower than expected guidance due to greater than expected volume discounts given to select customers. We believe software companies that provide a strong value proposition by saving time and money for their customers will continue to do well. Additionally, LEDs are likely a promising area of growth and will appear in more lighting applications including televisions, electronics, street lamps, automotive, and commercial lighting.

The Consumer Discretionary sector provided surprisingly strong results for the benchmark. While the consumer faces a number of headwinds including high unemployment, tight credit and destruction to net worth, consumer spending as a percentage of GDP has in fact risen to over 70%. Demographics are favorable and we do see pent up demand for houses and automobiles. The adult population (over 18 years of age) will expand at nearly three million people per year and will create around thirteen million new consumers through 2014. There are not enough homes or autos today to satisfy this growth.

DECEMBER 31, 2009

Entering 2010, we believe the Fund is positioned to benefit from increased global economic growth but we are watching closely the risks evident in the global economic system. Growth from emerging economies should continue to be strong in the year ahead driven by record amounts of global stimulus and the need for trillions of dollars for infrastructure spending. In the U.S., only 25% of the $787 billion fiscal stimulus package has been spent and projections are for $440 billion to be spent in 2010, roughly equal to 3% of GDP. Given the double-digit unemployment rate, the Federal Reserve should continue to maintain its accommodative monetary policy. Exports should benefit from a weaker dollar combined with the faster economic recovery in developing economies. Moreover, the balance sheets of smaller capitalization companies possess tremendous amounts of underperforming cash. Over 27% of the names in Russell 2000® Index trade below three times cash; the historical average is under 15%. This should lead to increased merger and acquisition activity going forward as companies search for methods to drive earnings growth. On the negative side of the ledger, the amount of leverage in the global economic system is at significant levels. Policy makers could pass new reforms which would harm businesses and investments. Growth in emerging markets could become inflationary leading to a tightening of monetary policy. Finally, as the battle rages on between inflation and deflation, a significant move in either direction could have dire consequences.1

On behalf of the management team for the Scout Small Cap Fund, we greatly appreciate your support during these challenging economic times. I can assure you as not only the manager, but also as a shareholder, that we are working hard to deliver unparalleled investment performance.

Jason Votruba, CFA
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Small Cap Fund, Russell 2000® Index and Lipper Small-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

2
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Russell 2000® Index consists of the smallest 2000 securities in the Russell 3000 Index representing approximately 11% of the Russell 3000 total market capitalization, and is widely regarded in the industry as the premier measure of small capitalization stocks. The Lipper Small-Cap Core Funds Index invests in small capitalization companies without a specific growth orientation.

Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

SCOUT FUNDS SEMIANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Small Cap Fund (UMBHX)
as of December 31, 2009
	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	20.95%	-6.41%	-0.61%	7.20%
Russell 2000® Index[1]	27.17%	-6.07%	0.51%	3.51%
Lipper Small-Cap Core
Funds Index[1]	34.50%	-4.06%	1.55%	5.24%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2009, gross/net expenses for the Fund were 1.09% (as disclosed in the most recent Prospectus) compared to the December 31, 2009 gross/net expense ratio of 1.04%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Small Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Small Cap Fund (UMBHX)

	Net Asset Value	Income & Short-Term[2] Gains Distribution	Long-Term[2] Gains Distribution	Cumulative[3] Value Per Share Plus Distributions
12/31/05	$15.85	$0.17	$0.24	$27.61
12/31/06	16.83	0.52	0.42	29.53
12/31/07	17.64	—	1.40	31.74
12/31/08	10.55	—	—	24.65
12/31/09	12.76	—	—	26.86

2	Represents distributions for the respective 12-month or 6-month period ended.

3	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION[4] (Unaudited)
Scout Small Cap Fund (UMBHX)

Based on total net assets as of December 31, 2009. Subject to change.

TOP TEN EQUITY HOLDINGS[4] (Unaudited)
Scout Small Cap Fund (UMBHX)

	Market Value (000’s)	Percent of Total
Skyworks Solutions, Inc.	$12,416	2.5%
Jarden Corp.	11,282	2.2%
Schweitzer-Mauduit International, Inc.	9,849	2.0%
Lincoln Electric Holdings, Inc.	9,355	1.9%
Bucyrus International, Inc.	8,456	1.7%
Bristow Group, Inc.	8,075	1.6%
Thor Industries, Inc.	7,850	1.6%
Allegheny Technologies, Inc.	7,835	1.6%
United Stationers, Inc.	7,675	1.5%
SYKES Enterprises, Inc.	7,386	1.4%
Top Ten Equity Holdings Total	$90,179	18.0%

Based on total net assets as of December 31, 2009. Subject to change.

4
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2009

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

SMALL CAP FUND
	Shares	Value

COMMON STOCKS — 99.8%
CONSUMER DISCRETIONARY — 11.4%
Big Lots, Inc.*	205,000	$5,940,900
Career Education Corp.*	240,000	5,594,400
Carter’s, Inc.*	115,000	3,018,750
Collective Brands, Inc.*	200,000	4,554,000
Fossil, Inc.*	185,000	6,208,600
Helen of Troy Ltd.*	120,000	2,935,200
Jarden Corp.	365,000	11,282,150
LKQ Corp.*	175,000	3,428,250
Monro Muffler, Inc.	74,554	2,493,086
Steven Madden Ltd.*	90,000	3,711,600
Thor Industries, Inc.	250,000	7,850,000
		57,016,936
CONSUMER STAPLES — 2.0%
Lancaster Colony Corp.	100,000	4,970,000
NBTY, Inc.*	120,000	5,224,800
		10,194,800
ENERGY — 10.5%
Alpha Natural Resources, Inc.*	125,000	5,422,500
Arena Resources, Inc.*	165,000	7,114,800
Bristow Group, Inc.*	210,000	8,074,500
CARBO Ceramics, Inc.	39,825	2,714,870
Comstock Resources, Inc.*	150,000	6,085,500
Gulf Island Fabrication, Inc.	100,000	2,103,000
ION Geophysical Corp.*	919,869	5,445,625
Lufkin Industries, Inc.	50,000	3,660,000
St. Mary Land & Exploration Co.	75,000	2,568,000
Tetra Technologies, Inc.*	350,000	3,878,000
Unit Corp.*	130,000	5,525,000
		52,591,795
FINANCIALS — 3.4%
FirstMerit Corp.	180,000	3,625,200
Hancock Holding Co.	60,000	2,627,400
Iberiabank Corp.	25,000	1,345,250
Navigators Group, Inc.*	50,000	2,355,500
NewAlliance Bancshares, Inc.	100,000	1,201,000
Stifel Financial Corp.*	55,000	3,258,200
Waddell & Reed Financial, Inc. — Class A	90,000	2,748,600
		17,161,150
HEALTH CARE — 7.2%
Abaxis, Inc.*	120,000	3,066,000
Amedisys, Inc.*	100,000	4,856,000
Catalyst Health Solutions, Inc.*	100,000	3,647,000
Haemonetics Corp.*	50,000	2,757,500
IRIS International, Inc.*	150,000	1,854,000
Merit Medical Systems, Inc.*	170,000	3,279,300
Palomar Medical Technologies, Inc.*	100,000	1,008,000
Par Pharmaceutical Cos., Inc.*	250,000	6,765,000
Phase Forward, Inc.*	165,000	2,532,750
Quality Systems, Inc.	40,000	2,511,600
Techne Corp.	55,000	3,770,800
		36,047,950

INDUSTRIALS — 29.6%
A.O. Smith Corp.	80,000	3,471,200
AAR Corp.*	157,709	3,624,153
Allegiant Travel Co.*	50,000	2,358,500
American Science & Engineering, Inc.	60,000	4,550,400
Ampco-Pittsburgh Corp.	100,000	3,153,000
BE Aerospace, Inc.*	275,000	6,462,500
Bucyrus International, Inc.	150,000	8,455,500
Con-way, Inc.	87,500	3,054,625
Copart, Inc.*	100,000	3,663,000
Corporate Executive Board Co.	100,000	2,282,000
Cubic Corp.	70,000	2,611,000
EMCOR Group, Inc.*	150,000	4,035,000
Forward Air Corp.	50,000	1,252,500
Gardner Denver, Inc.	150,000	6,382,500
Genesee & Wyoming, Inc.*	80,000	2,611,200
Hexcel Corp.*	200,000	2,596,000
HUB Group, Inc. — Class A*	100,000	2,683,000
ICF International, Inc.*	165,000	4,422,000
Kansas City Southern*	170,000	5,659,300
Kaydon Corp.	115,000	4,112,400
Kennametal, Inc.	150,000	3,888,000
Korn/Ferry International*	300,000	4,950,000
Lincoln Electric Holdings, Inc.	175,000	9,355,500
Orion Marine Group, Inc.*	220,000	4,633,200
Quanex Building Products Corp.	260,000	4,412,200
Robbins & Myers, Inc.	120,000	2,822,400
SYKES Enterprises, Inc.*	290,000	7,386,300
Team, Inc.*	65,000	1,222,650
TrueBlue, Inc.*	310,000	4,591,100
United Stationers, Inc.*	135,000	7,674,750
Wabtec Corp.	100,000	4,084,000
Watsco, Inc.	75,000	3,673,500
Werner Enterprises, Inc.	200,000	3,958,000
WESCO International, Inc.*	180,000	4,861,800
Woodward Governor Co.	125,000	3,221,250
		148,174,428
INFORMATION TECHNOLOGY — 27.4%
ANSYS, Inc.*	75,000	3,259,500
Atheros Communications, Inc.*	80,000	2,739,200
Blue Coat Systems, Inc.*	100,000	2,854,000
Compellent Technologies, Inc.*	175,000	3,969,000
Comtech Telecommunications Corp.*	110,000	3,855,500
Cymer, Inc.*	145,000	5,565,100
Digital River, Inc.*	155,000	4,183,450
Informatica Corp.*	180,000	4,654,800
Intersil Corp. — Class A	350,000	5,369,000
Micrel, Inc.	275,000	2,255,000
Micros Systems, Inc.*	125,000	3,878,750
MicroStrategy, Inc. — Class A*	75,000	7,051,500
Monolithic Power Systems, Inc.*	60,000	1,438,200
Netgear, Inc.*	240,000	5,205,600
Netlogic Microsystems, Inc.*	85,000	3,932,100
Omnivision Technologies, Inc.*	440,000	6,393,200
Park Electrochemical Corp.	200,000	5,528,000

SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

SMALL CAP FUND (Continued)
	Shares	Value
INFORMATION TECHNOLOGY (Continued)
Pegasystems, Inc.	150,000	$5,100,000
Pericom Semiconductor Corp.*	291,641	3,362,620
Rofin-Sinar Technologies, Inc.*	110,000	2,597,100
Rovi Corp.*	85,000	2,708,950
Skyworks Solutions, Inc.*	875,000	12,416,250
Standard Microsystems Corp.*	250,000	5,195,000
Stratasys, Inc.*	40,000	691,200
Supertex, Inc.*	100,000	2,980,000
Sybase, Inc.*	115,000	4,991,000
Tessera Technologies, Inc.*	250,000	5,817,500
TriQuint Semiconductor, Inc.*	850,000	5,100,000
Varian Semiconductor Equipment
Associates, Inc.*	125,000	4,485,000
Veeco Instruments, Inc.*	150,000	4,956,000
Viasat, Inc.*	160,000	5,084,800
		137,617,320
MATERIALS — 8.3%
Allegheny Technologies, Inc.	175,000	7,834,750
Brush Engineered Materials, Inc.*	118,947	2,205,277
Carpenter Technology Corp.	150,000	4,042,500
Compass Minerals International, Inc.	90,000	6,047,100
OM Group, Inc.*	100,000	3,139,000
Royal Gold, Inc.	75,000	3,532,500
RPM International, Inc.	195,000	3,964,350
Schweitzer-Mauduit International, Inc.	140,000	9,849,000
Stillwater Mining Co.*	125,000	1,185,000
		41,799,477
TOTAL COMMON STOCKS
(Cost $436,794,095) — 99.8%		500,603,856

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 0.7%
U.S. GOVERNMENT AND AGENCIES
Federal Agricultural Mortgage Corp.
0.010%, 01/04/10	$226,000	226,000
Federal Farm Credit Bank
0.010%, 01/04/10	677,000	676,999
Federal Home Loan Bank
0.000%, 01/04/10	2,563,000	2,563,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,465,999) — 0.7%		3,465,999

TOTAL INVESTMENTS
(Cost $440,260,094) — 100.5%		504,069,855

Liabilities less other assets — (0.5)%		(2,487,120)

TOTAL NET ASSETS —100.0%
(equivalent to $12.76 per share;
unlimited shares of $1.00 par value
capital shares authorized;
39,306,250 shares outstanding)		$501,582,735

*	Non-income producing security

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

TrendStar Small Cap Fund

OBJECTIVE (Unaudited)

The Scout TrendStar Small Cap Fund seeks long-term growth of capital by investing in common stocks of smaller companies located anywhere in the United States.

The six-month period ended December 31, 2009, provided a welcome finish to what was a tumultuous calendar year of 2009. After reaching a bottom on March 9, 2009, equity markets, including the Russell 2000 Growth® Index, have staged one of the strongest recoveries in history. While the momentum of the recovery in stocks slowed progressively as the period ended, the Index closed the period with a 20.75% return. The Scout TrendStar Small Cap Fund ended the six-month period with a gain of 15.71%.

Economic data continued to suggest the economy is on the mend. Generally, most coincident economic indicators have stabilized; the unemployment rate being a notable example. As one would hope, leading indicators generally bottomed much earlier and have been on an upward trajectory since the early part of 2009. For example, the Conference Board’s Index of leading Economic Indicators and the ISM Manufacturing Index bottomed nine and twelve months ago, respectively.

For the upward move in equity markets to be sustainable, meaningful corporate earnings growth will have to begin soon. It appears that the bottom of the decline in S&P 500® Index operating earnings occurred during the second calendar quarter of 2009, with the rise in the stock market leading that earnings turn by about three months. As the semi-annual period came to a close, it now appears that large capitalization (S&P 500® Index) operating earnings for calendar 2009 came in at a level nearly identical to those of 2003. Interestingly, the S&P 500® Index price level closed 2009 at almost precisely the 2003 year-end level. Hence, from the perspective of earnings levels and P/E ratios, 2009 and 2003 look almost identical. We believe that corporate earnings growth for 2010 has a strong chance of exceeding 2004, given the current depressed state of earnings and an economy (as measured by nominal GDP) that has expanded approximately 25% since the end of 2003.

The earnings of small capitalization stocks did not fare so well during the prior year. Small cap earnings for calendar 2009 are nearly 30% below the 2003 level. Hence, the trailing P/E on small caps has expanded relative to that of large caps over the past several years, making small stocks appear more expensive, on a relative basis, than large. We think this rear view mirror analysis may miss important points. Small cap indices are more heavily laden with financial stocks, especially banks. For example, the Financial sector is 18% of the S&P Small Cap 600® Index and 15% of the S&P Large Cap 500® Index. And, small cap financial earnings were hit much harder than their large cap brethren. The large cap Financial sector posted a profit in 2009, yet the small cap Financial sector losses in 2009 exceeded those seen during 2008. But, that’s in the past. For 2010, large cap earnings are estimated by Standard and Poor’s to grow by about 33% over 2009 levels. That pales in comparison to the approximately 100% expected for small companies.

There are a number of reasons for the poor earnings performance of small caps during the financial crisis. The aforementioned heavy exposure to financial companies within small cap indices played an important role. Also, small companies have less exposure to international economies and hence bore the full brunt of the U.S. downturn. Despite the disproportionate hit to earnings, small companies generally outperformed large caps during calendar 2009, but lagged during the six month period ended December 31, 2009.

The potential for superior earnings growth for small caps is not the only reason for our belief that small will trump large during 2010. Our prior analysis of large and small cap relative stock performance dating back to 1962 suggests that small caps tend to outperform large caps during periods of rising nominal interest rates. It is certainly our expectation that 2010 will see upward pressure on rates due to a combination of tightening action by the Fed and rising inflation as a result of the economic expansion and prior easy-money Fed policies.

For all of the last semi-annual period ended June 30, 2009 and the first few months of this period, a number of subgroups of the Russell 2000 Growth® Index with low quality characteristics consistently outperformed the overall index. For the first nine months of calendar 2009, the segments of the small cap index that had the best performance (by far) were: low-priced (single digit) stocks, low return on equity companies and zero dividend payers. During the last few months of the period, we saw what may spell the beginning of a reversal of this trend. Quality stocks slightly outperformed from September through December of 2009. Given our focus on higher quality companies, this shift in return attributes provided benefit to the Fund during the last half of the period and, may presage a return to quality for 2010.

For the time period, top contributors to performance were: Cree, Inc. (NASDAQ: CREE), Gentiva Health Services, Inc. (NASDAQ: GTIV) and Varian Semiconductor Equipment Associates, Inc. (NASDAQ: VSEA). Long-time holding Cree, Inc. continued to see strong demand for its Light Emitting Diode (LED) products during the period. The recent results have been driven by the use of LEDs for the backlighting of laptops and LCD TVs. However, the company is just beginning to see impact from the much larger market associated with general lighting. Gentiva Health Services, Inc., which provides home health services, reported strong results during the period and also benefited from a reduction of concern regarding the form and impact on the company due to healthcare reform. The third largest positive contributor to performance was Varian Semiconductor, which sells equipment used in the manufacture of semiconductors. The company reported better than expected results during the period and benefitted from the move into new markets, including solar power and image sensors.

SCOUT FUNDS SEMIANNUAL REPORT

Stocks hurting performance most during the quarter were: IXYS Corp. (NYSE: IXYS), General Cable Corp. (NYSE: BGC) and USEC, Inc. (NYSE: USU). IXYS Corp. is a semiconductor company that shifted much of its business away from the consumer segments several years ago. Consequently, the strong consumer-driven results during the period witnessed at other electronics companies did not benefit IXYS Corp. We believe the company’s strategy of focusing on applications that regulate power in electrical systems will be rewarded. General Cable Corp. has felt the pressure of rising copper prices, which we believe is being driven primarily by the weak dollar. Over the long-term, the company should be a beneficiary of upgrades to the U.S. electrical grid and a worldwide boom in the construction of power plants. Finally, USEC, Inc., which operates a uranium enrichment plant, encountered difficulty with the financing of its planned expansion at a plant in Ohio. We sold the entire holding during the period.

Our largest sector weighting continues to be the Information Technology sector. It is our opinion that we are in a multi-year period during which technology stocks will outperform the broader market. Excess spending on tech products during the expansion of the dot-com bubble during the 1990s, augmented by spending to address the expected Y2K problem, led to an oversupply of tech capacity. Much of the past nine years has been spent consolidating the industry through merger and closure. In addition, excessive capacity ranging from duplicative software offerings, to an oversupply of semiconductor manufacturing capacity, has depressed profit margins for the entire sector. We expect the surviving companies to benefit from an improved profit margin environment over the next few years. Finally, we added two new holdings in the natural gas segment based on the growing concern, and ultimately legislated increased cost, associated with carbon emissions. Natural gas is a carbon-based fuel, however its combustion generates much less carbon dioxide per unit of energy delivered than coal. We believe this has the potential to give a boost to natural gas demand through energy source substitution.1

In closing, the management team for the Scout TrendStar Fund extends its gratitude for your continued support of the Fund and the Scout Funds family.

Thomas Laming
James McBride
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout TrendStar Small Cap Fund, Russell 2000 Growth® Index and Lipper Small-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

2
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Russell 2000 Growth® Index measures the performance of the small-cap growth segment of the U.S. equity universe. The Lipper Small-Cap Core Funds Index invests in small capitalization companies without a specific growth orientation.

Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

DECEMBER 31, 2009

COMPARATIVE RATES OF RETURN (Unaudited)
Scout TrendStar Small Cap Fund (TRESX)
as of December 31, 2009

Mid Cap Fund	1 Year	3 Years	5 Years	Since Inception
Scout TrendStar Small
Cap Fund	28.72%	-9.44%	-3.18%	0.18%
Russell 2000 Growth® Index[1]	34.47%	-4.00%	0.87%	3.53%
Lipper Small-Cap Growth
Funds Index[1]	38.03%	-4.58%	0.25%	2.34%

Inception – October 31, 2003. Performance information from inception through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on that date.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2009, gross expenses for the Fund were 1.59% (as disclosed in the most recent Prospectus) compared to the December 31, 2009 gross expense ratio of 2.66%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout TrendStar Small Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

Scout Investment Advisors, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2011 so that actual total annual fund operating expenses of the Scout TrendStar Small Cap Fund do not exceed 1.30%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout TrendStar Small Cap Fund (TRESX)

	Net Asset Value	Income & Short-Term[2] Gains Distribution	Long-Term[2] Gains Distribution	Cumulative[3] Value Per Share Plus Distributions
12/31/05	$12.12	$0.11	$0.12	$12.50
12/31/06	12.03	0.42	0.74	13.57
12/31/07	9.64	0.42	1.48	13.08
12/31/08	5.78	—	—	9.22
12/31/09	7.44	—	—	10.88

2	Represents distributions for the respective 12-month or 6-month period ended.

3	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION[4] (Unaudited)
Scout TrendStar Small Cap Fund (TRESX)

Based on total net assets as of December 31, 2009. Subject to change.

TOP TEN EQUITY HOLDINGS[4] (Unaudited)
Scout TrendStar Small Cap Fund (TRESX)

	Market Value (000’s)	Percent of Total
Cree, Inc.	$730	5.8%
Varian Semiconductor Equipment Associates, Inc.	497	3.9%
Bio-Reference Labs, Inc.	412	3.3%
Cabot Microelectronics Corp.	399	3.2%
Gentiva Health Services, Inc.	398	3.1%
Amsurg Corp.	377	3.0%
Cameco Corp.	364	2.9%
Daktronics, Inc.	355	2.8%
Federated Investors, Inc. – Class B	347	2.7%
Microsemi Corp.	321	2.5%
Top Ten Equity Holdings Total	$4,200	33.2%

Based on total net assets as of December 31, 2009. Subject to change.

4
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

TRENDSTAR SMALL CAP FUND
	Shares	Value

COMMON STOCKS — 99.0%
CONSUMER DISCRETIONARY — 7.9%
Aeropostale, Inc.*	2,900	$98,745
Callaway Golf Co.	16,900	127,426
Cracker Barrel Old Country Store, Inc.	3,600	136,764
Jos. A. Bank Clothiers, Inc.*	3,800	160,322
Penn National Gaming, Inc.*	4,900	133,182
Ryland Group, Inc.	5,900	116,230
Steiner Leisure Ltd.*	5,600	222,656
		995,325
CONSUMER STAPLES — 1.9%
Alberto-Culver Co.	4,600	134,734
Ralcorp Holdings, Inc.*	1,900	113,449
		248,183
ENERGY — 5.4%
Cameco Corp.	11,300	363,521
Swift Energy Co.*	8,700	208,452
Unit Corp.*	2,600	110,500
		682,473
FINANCIALS — 9.1%
Boston Private Financial Holdings, Inc.	26,693	154,018
Federated Investors, Inc. — Class B	12,600	346,500
Janus Capital Group, Inc.	10,397	139,840
SEI Investments Co.	14,600	255,792
Waddell & Reed Financial, Inc. — Class A	8,200	250,428
		1,146,578
HEALTH CARE — 19.8%
Amedisys, Inc.*	2,900	140,824
AMERIGROUP Corp.*	6,239	168,204
Amsurg Corp.*	17,115	376,872
Bio-Reference Labs, Inc.*	10,516	412,122
Catalyst Health Solutions, Inc.*	5,200	189,644
Centene Corp.*	7,800	165,126
Gentiva Health Services, Inc.*	14,749	398,371
ICU Medical, Inc.*	5,832	212,518
Illumina, Inc.*	2,900	88,885
inVentiv Health, Inc.*	12,600	203,742
Life Technologies Corp.*	2,900	151,467
		2,507,775
INDUSTRIALS — 12.2%
Acuity Brands, Inc.	7,100	253,044
CRA International, Inc.*	5,126	136,608
Forward Air Corp.	11,132	278,856
General Cable Corp.*	9,100	267,722
Roper Industries, Inc.	2,613	136,843
Shaw Group, Inc.*	7,200	207,000
Watson Wyatt Worldwide, Inc. — Class A*	5,500	261,360
		1,541,433

INFORMATION TECHNOLOGY — 40.4%
Akamai Technologies, Inc.*	10,600	268,498
Black Box Corp.	10,502	297,627
Cabot Microelectronics Corp.*	12,109	399,113
CACI International, Inc. — Class A*	5,300	258,905
Cree, Inc.*	12,950	729,991
Cymer, Inc.*	7,400	284,012
Daktronics, Inc.	38,500	354,585
Intersil Corp. — Class A	10,400	159,536
IXYS Corp.*	32,120	238,330
Jack Henry & Associates, Inc.	10,100	233,512
Microsemi Corp.*	18,100	321,275
National Instruments Corp.	10,619	312,730
Novellus Systems, Inc.*	7,300	170,382
Quest Software, Inc.*	10,200	187,680
Supertex, Inc.*	4,200	125,160
Varian Semiconductor Equipment
Associates, Inc.*	13,856	497,153
Veeco Instruments, Inc.*	4,600	151,984
Websense, Inc.*	7,100	123,966
		5,114,439
MISCELLANEOUS — 2.3%
SPDR KBW Regional Banking ETF	12,900	287,025

TOTAL COMMON STOCKS
(Cost $11,414,068) — 99.0%		12,523,231

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.3%
U.S. GOVERNMENT AND AGENCIES
Federal Agricultural Mortgage Corp.
0.010%, 01/04/10	$3,000	3,000
Federal Farm Credit Bank
0.010%, 01/04/10	8,000	8,000
Federal Home Loan Bank
0.000%, 01/04/10	32,000	32,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $43,000) — 0.3%		43,000

TOTAL INVESTMENTS
(Cost $11,457,068) — 99.3%		12,566,231

Other assets less liabilities — 0.7%		83,776

TOTAL NET ASSETS —100.0%
(equivalent to $7.44 per share;
unlimited shares of $1.00 par value
capital shares authorized;
1,701,155 shares outstanding)		$12,650,007

ETF — Exchange Traded Fund
*	Non-income producing security

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

International Fund

OBJECTIVE (Unaudited)
The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States or whose principal business is carried on outside the United States.

International stock prices continued their rip-roaring recovery that began in early March through Mid-October when the wind at the back of the markets began to weaken and stock prices, as measured by the MSCI EAFE Index, flattened out and coasted into the end of the year. Over the six month time period, the EAFE index rose by more than 22%, while the Scout International Fund advanced by more than 27%, beating the EAFE by 500 basis points.

Positive equity news reverberated throughout the second half of the year. Low interest rates reduced the cost of capital to businesses and encouraged investors to forsake bonds for equities. Monetary and fiscal policies around the world remained accommodative and were reinforced by official promises of continued accommodation. Leading economic indicators in the U.S. rose steadily throughout the period. Measures of industrial production, GDP began to perk up around the globe. Fear that had gripped markets late in 2008 and early 2009 continued to recede as the TED-spread (the 3-month LIBOR rate minus the 3-month T-bill rate) fell from a 41 basis points to a relatively balmy 19 basis points at year’s end. Commodity prices stabilized despite resurgent demand for a variety of raw materials. The Baltic Dry Freight Index continued to fluctuate around a level consistent with a robust demand for coal, iron, copper and other basic goods routinely shipped over the seas.

The second half of the year featured a host of headwinds. Unemployment remained stubbornly high around the world (e.g. 10% in the U.S. and Euro zone), helping to fuel worries about protectionism. Threats of tax increases spread as governments large and small grappled with massive and growing debts. Clouds hung over a cautious consumer and even more cautious employers. Worries about the soundness of banks, particularly in Europe, continued as commercial real estate loans replaced residential housing loans as inspiration for hand-wringing. Markets absorbed all the bad news and soared on to new heights before coasting in to the December finish line.

Historically, the Fund has held a relative underweight in the Financials sector. During the second half of 2009, this relative underweight was reduced. The Fund focused on high quality financials that avoided the toxic alphabets that so plagued European and U.S. financials. The Financials sector was the strongest contributor to relative outperformance for the Fund, yielding more than 270 basis points of the Fund’s outperformance. Other strong contributors to the Fund’s outperformance included the Information Technology and Consumer Discretionary sectors.

On the downside, the Fund gave up some performance by holding a relative underweight in the very strong Materials sector. The Fund also lost ground to low cash-yields while redeploying its cash balance — primarily to the Financials sector.

Top individual contributors for Fund included Cia de Bebidas das Americas (AmBev), the dominant beer brewer in Brazil and a long time Fund holding. Following AmBev were three financials, Prudential PLC (UK insurance), HSBC Holdings PLC (UK banking) and Australia & New Zealand Banking Group Ltd. (Australian banking). These three financials are notable for both having major franchises in the Pac Rim and for having avoided, or managed well, the toxic banking assets mentioned above. Rounding out the top five contributors was Nidec, a Japanese maker of high tech motors used in power windows, power locks and a host of convenience enhancing devices.

The weakest contributor to the Fund was Lonza Group A.G., a Swiss biotech company that suffered overcapacity and falling demand. Also weak was Research in Motion, the Canadian maker of the Blackberry telecommunication device. Doubts emerged about the primacy of its main product as competitive products emerged.

The environment for equities in the coming year appears positive as monetary and fiscal policies remain accommodative around the world. However, markets have risen powerfully over the last nine months and many issues have become fully-valued or even over-valued. A market correction early in the year is a real possibility. In our opinion, this is likely to be a year when companies with strong balance sheets, good product lines and strong industry or demographic tailwinds – companies favored by the Fund – will do well. Opportunities lie in emerging markets in Latin America and the Pac Rim. However these emerging markets can be volatile and can move down with as much vigor as they move up. Selectivity and caution will be important. As always the Fund will be managed with the same care and prudence that has defined its history.1

Thank you for your continued support of the Scout International Fund and the Scout Funds.

James L. Moffett, CFA
Gary N. Anderson, CFA
Scout Investment Advisors, Inc.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

SCOUT FUNDS SEMIANNUAL REPORT

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout International Fund, MSCI EAFE Index-U.S. Dollars and Lipper International Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

2
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) index is an arithmetic, market value-weighted average of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. The Lipper International Funds Index invests assets in securities with primary trading markets outside the United States.

Country Diversification[1] (Unaudited)

Based on total net assets as of December 31, 2009. Subject to change.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2009

COMPARATIVE RATES OF RETURN (Unaudited)
Scout International Fund (UMBWX)
as of December 31, 2009

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	35.54%	-0.37%	7.52%	4.50%
MSCI EAFE Index-U.S.
Dollars (net)[1]	31.78%	-6.04%	3.54%	1.17%
Lipper International Funds Index[1]	35.30%	-4.49%	4.88%	1.95%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2009, gross/net expenses for the Fund were 1.02% (as disclosed in the most recent Prospectus) compared to the December 31, 2009 gross/net expense ratio of 0.96%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to October 31, 2006, the Fund was known as the UMB Scout WorldWide Fund.

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout International Fund (UMBWX)

	Net Asset Value	Income & Short-Term[2] Gains Distribution	Long-Term[2] Gains Distribution	Cumulative[3] Value Per Share Plus Distributions
12/31/05	$28.26	$0.23	$0.30	$32.41
12/31/06	32.66	0.33	1.30	38.44
12/31/07	37.38	0.65	0.41	44.22
12/31/08	21.79	0.46	0.98	30.07
12/31/09	29.14	0.33	—	37.75

2	Represents distributions for the respective 12-month or 6-month period ended.

3	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION[4] (Unaudited)
Scout International Fund (UMBWX)

Based on total net assets as of December 31, 2009. Subject to change.

TOP TEN EQUITY HOLDINGS[4] (Unaudited)
Scout International Fund (UMBWX)

	Market Value (000’s)	Percent of Total
Cia de Bebidas das Americas	$94,042	1.9%
United Overseas Bank Ltd.	90,311	1.8%
Prudential PLC	89,201	1.8%
Toronto-Dominion Bank	85,260	1.7%
HSBC Holdings PLC	84,996	1.7%
Sampo Oyj – A Shares	80,812	1.7%
Mettler-Toledo International, Inc.	80,128	1.6%
Aflac, Inc.	79,732	1.6%
Royal Bank of Canada	76,470	1.6%
Terumo Corp.	75,155	1.5%
Top Ten Equity Holdings Total	$836,107	16.9%
Based on total net assets as of December 31, 2009. Subject to change.

4
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

INTERNATIONAL FUND
	Shares	Value

COMMON STOCKS (ADR’S) — 96.5%
AUSTRALIA — 4.5%
Australia & New Zealand Banking Group Ltd.	3,516,600	$72,090,300
BHP Billiton Ltd.	974,476	74,625,372
CSL Ltd.[2]	1,545,540	44,999,136
Woodside Petroleum Ltd.	797,867	33,669,987
		225,384,795
BRAZIL — 4.6%
Cia de Bebidas das Americas	930,280	94,042,005
Empresa Brasileira de Aeronautica S.A.	1,250,965	27,658,836
Petroleo Brasileiro S.A.	1,140,058	54,357,966
Vale S.A.	1,816,236	52,725,331
		228,784,138
CANADA — 5.9%
Cameco Corp.[2]	1,158,553	37,270,650
Enbridge, Inc.[2]	1,284,751	59,381,191
Imperial Oil Ltd.[2]	896,670	34,665,262
Royal Bank of Canada[2]	1,428,014	76,470,150
Toronto-Dominion Bank[2]	1,359,377	85,260,126
		293,047,379
CHILE — 0.9%
Sociedad Quimica y Minera de Chile S.A.	1,163,470	43,711,568

FINLAND — 1.6%
Sampo Oyj — A Shares[2]	3,314,727	80,812,283

FRANCE — 7.0%
Air Liquide S.A.	1,808,242	43,198,901
AXA S.A.	2,708,330	64,133,254
Dassault Systemes S.A.[2]	839,500	47,844,153
Groupe Danone[2]	646,762	39,680,009
LVMH Moet Hennessy Louis Vuitton S.A.[2]	512,746	57,539,959
Technip S.A.	697,565	49,003,941
Total S.A.	728,492	46,652,628
		348,052,845
GERMANY — 8.4%
Adidas A.G.	2,149,033	58,346,246
Allianz S.E.	5,684,665	70,774,079
Bayer A.G.	498,031	39,742,874
Fresenius Medical Care A.G. & Co. KGaA	908,300	48,148,983
Henkel A.G. & Co. KGaA	963,800	49,924,840
Muenchener Rueckversicherungs A.G.	3,063,956	47,491,318
SAP A.G.	967,980	45,311,144
Siemens A.G.	638,235	58,526,149
		418,265,633

GREECE — 1.3%
Coca Cola Hellenic Bottling Co., S.A.[2]	2,913,812	66,382,239

HONG KONG — 0.6%
CLP Holdings Ltd.	4,659,280	31,450,140

HUNGARY — 1.5%
Magyar Telekom Telecommunications PLC	1,349,370	25,772,967
MOL Hungarian Oil and Gas NyRt.*	1,042,974	47,069,000
		72,841,967
INDIA — 1.3%
Infosys Technologies Ltd.	1,164,564	64,365,452

IRELAND — 0.9%
Ryanair Holdings PLC*	1,621,841	43,497,776

ISRAEL — 1.5%
Teva Pharmaceutical Industries Ltd.	1,294,311	72,714,392

ITALY — 1.9%
Luxottica Group S.p.A.	1,753,530	45,030,651
Saipem S.p.A.[2]	1,473,918	50,907,055
		95,937,706
JAPAN — 10.6%
Asahi Breweries Ltd.[2]	2,299,280	42,364,800
Canon, Inc.	1,527,430	64,640,838
Fanuc Ltd.[2]	568,430	53,001,586
Honda Motor Co., Ltd.	1,642,805	55,691,089
Japan Tobacco, Inc.[2]	7,526	25,422,411
Komatsu Ltd.	743,102	62,086,172
Kubota Corp.	1,035,000	47,734,200
Nidec Corp.	3,037,650	70,503,856
NTT DoCoMo, Inc.	2,119,000	29,623,620
Terumo Corp.[2]	1,246,439	75,155,049
		526,223,621
LUXEMBOURG — 0.8%
Millicom International Cellular S.A.[2]	535,801	39,526,040
MEXICO — 2.3%
Grupo Televisa S.A.	3,239,043	67,242,533
Wal-Mart de Mexico S.A.B. de C.V.	1,041,480	46,814,526
		114,057,059
NETHERLANDS — 0.6%
Koninklijke Ahold N.V.	2,400,489	31,806,479

NORWAY — 0.9%
Tandberg ASA[2]	1,499,100	42,731,045

SINGAPORE — 1.8%
United Overseas Bank Ltd.	3,232,313	90,310,825

SOUTH KOREA — 1.9%
POSCO	491,044	64,375,869
Shinsegae Co., Ltd.*[2]	60,300	27,851,878
		92,227,747

(Continued on next page)
DECEMBER 31, 2009

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

INTERNATIONAL FUND (Continued)
	Shares	Value

SPAIN — 4.7%
Banco Bilbao Vizcaya Argentaria S.A.	3,914,354	$70,614,946
Banco Bilbao Vizcaya Argentaria S.A.[2]	178,500	3,255,819
Iberdrola S.A.	758,648	28,714,827
Inditex S.A.[2]	1,050,370	65,651,742
Telefonica S.A.	762,848	63,713,065
		231,950,399
SWEDEN — 5.0%
Hennes & Mauritz A.B. — B Shares[2]	1,206,830	67,039,059
Sandvik A.B.	4,362,730	52,701,779
SKF A.B.	2,819,825	48,500,990
Svenska Cellulosa A.B. — B Shares[2]	2,371,020	31,676,550
Telefonaktiebolaget LM Ericsson	5,029,675	46,222,713
		246,141,091
SWITZERLAND — 8.7%
ABB Ltd.*	3,432,310	65,557,121
Adecco S.A.	1,232,754	34,085,648
Givaudan S.A.[2]	49,900	39,953,349
Lonza Group A.G.[2]	289,270	20,394,486
Nestle S.A.	1,005,975	48,638,891
Nobel Biocare Holding A.G.[2]	664,200	22,274,729
Roche Holding A.G.	834,000	35,194,800
Sonova Holding A.G.[2]	382,700	46,393,250
Swiss Reinsurance	1,354,261	65,261,838
Syngenta A.G.	920,968	51,822,869
		429,576,981
TAIWAN — 2.0%
HON HAI Precision Industry Co., Ltd.[2]	8,077,655	37,776,403
Taiwan Semiconductor Manufacturing Co., Ltd.	5,455,205	62,407,545
		100,183,948
UNITED KINGDOM — 11.1%
BG Group PLC	551,659	49,925,139
BP PLC	889,307	51,553,127
British American Tobacco PLC	691,700	44,725,322
HSBC Holdings PLC	1,488,807	84,995,992
Prudential PLC	4,374,733	89,200,806
Reckitt Benckiser Group PLC[2]	849,720	45,981,885
Sage Group PLC[2]	15,588,828	55,186,414
Standard Chartered PLC[2]	1,803,195	45,509,928
Tesco PLC	2,257,200	46,430,604
Vodafone Group PLC	1,518,066	35,052,144
		548,561,361
UNITED STATES — 4.2%
Aflac, Inc.[2]	1,723,934	79,731,947
Mettler-Toledo International, Inc.*[2]	763,190	80,127,318
Synthes, Inc.[2]	353,858	46,415,915
		206,275,180

TOTAL COMMON STOCKS (ADR’S)
(Cost $3,856,401,934) — 96.5%		4,784,820,089

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.4%
U.S. GOVERNMENT AND AGENCIES
Federal Agricultural Mortgage Corp.
0.010%, 01/04/10	$9,560,000	9,559,992
Federal Farm Credit Bank
0.010%, 01/04/10	28,682,000	28,681,976
Federal Home Loan Bank
0.000%, 01/04/10	72,475,000	72,474,994
Federal National Mortgage Association
0.000%, 01/05/10	10,550,000	10,549,999

TOTAL SHORT-TERM INVESTMENTS
(Cost $121,266,961) — 2.4%		121,266,961

TOTAL INVESTMENTS
(Cost $3,977,668,895) — 98.9%		4,906,087,050

Other assets less liabilities — 1.1%		52,986,711

TOTAL NET ASSETS —100.0%
(equivalent to $29.14 per share;
unlimited shares of $1.00 par value
capital shares authorized;
170,167,621 shares outstanding)		$4,959,073,761

ADR — American Depositary Receipt
PLC — Public Limited Company
*	Non-income producing security
2	Non ADR

See accompanying Notes to Financial Statements.
SCOUT FUNDS SEMIANNUAL REPORT

International Discovery Fund

OBJECTIVE (Unaudited)
The Scout International Discovery Fund seeks long-term growth of capital by investing in equity securities of smaller and mid-sized companies that are either located outside the United States or whose primary business is carried on outside of the United States.

In spite of a consolidation phase in equity markets during the last quarter of 2009, the second half of the year turned in a better performance than the first half. For the most part, with interest rates remaining low, economic indicators improving and fiscal stimulus still playing a large role, most indices continued their upward movement. The MSCI EAFE SMID Index posted a return of more than 20% in the second half of the year, compared to 15.7% during the first half.

Data piled up during the middle of the year showing that the major economies were pulling out of recession. House prices in the U.S. showed some improvement, the ISM Index of Non-Manufacturing business expanded and both Germany and France reported they had experienced positive GDP (Gross Domestic Product) growth during the second quarter. Germany also conducted a general election in which Angela Merkel was returned to power in a coalition while, on the other side of the globe, Japan voted a new party into power in August. It remains to be seen how Yukio Hatoyama’s Democratic Party of Japan settles into its new role. Already there has been disruption in the finance ministry with the recent resignation of Hirohisa Fujii who was replaced by Naoto Kan, the deputy prime minister.

After a short respite at the beginning of July, markets took off again until the middle of October at which point they leveled out for the remainder of the year. Some central banks began to tighten during the second half, including Australia and India, and investors paused to take a breath after the dramatic equity performance between March and October. Towards the end of the year, the debt specter came back to haunt investors, but this time it was government finances that were of concern rather than personal ones. The newly-elected government in Greece raised deficit projections to almost double what they had been. The Greek bond market collapsed and the event sowed seeds of doubt in investor minds as they worried about what the fallout might be if the same happened to a larger peripheral country like Spain. After appreciating versus the U.S. dollar between March and November, the Euro dropped 4.5% in December. The performance of emerging markets has been a counter balance to the bad news emanating from some quarters. The BRIC countries (Brazil, Russia, India and China) provided remarkable returns for the past year with Brazil alone returning almost 150% in U.S. dollar terms, partly because of the strong appreciation of the real. This positive performance should come as no major surprise as strong growth in China (as engineered by central government spending) is a boon for this resource-rich economic force in South America.

The Scout International Discovery Fund outperformed the MSCI EAFE SMID Index by a narrow 5 basis points during the half year. The outperformance was broad based with only Industrials and any cash balance providing negative relative returns. Two of the best relative performing stocks were Mount Gibson Iron Ltd. (an Australian iron ore producer) which benefitted from the boom in China and Koninklijke Vopak N.V. (a Dutch tank terminal operator) which has been operating its business at nearly full capacity. The major culprits on the down side were Ryanair Holdings PLC (the low-cost airline) and Irish Life & Permanent PLC (an Irish financial services provider). Ryanair Holdings PLC suffered from poorer than expected yields and the collapse in the Boeing aircraft purchase talks that many felt could be the key to their longer term growth. U.S. growth investors unloaded the stock and the ADR fared worse than the local share as the premium dropped from an average of approximately 20% during much of the year to around 10% by the end of the year. However, Ryanair Holdings PLC now has the youngest fleet in the industry and little need for capital expansion. Combined with increasing fares, particularly on newer routes, this should allow for a large return of cash to shareholders in the medium term. Irish Life & Permanent PLC suffered from a general derating of the Irish financials sector in light of doubts about the Irish economy and an almost 500% performance of the ISEQ Financials Index in the middle half of the year.

From a country perspective, the Fund’s best relative performance came from its underweight in Japan which posted negative returns for the second half while the Fund’s underweight in the UK was the worst drag on relative performance, although not by a large amount.

Recently, we have witnessed China becoming more stringent in its lending practices by withdrawing some of the financial stimulus it had fed into the economy. This is a concern given that a lot of the growth we have seen in markets generally has come from improving emerging countries. In the west, companies will probably be faced with anemic economic growth hampered by a stubbornly high unemployment rate. Overall, even though the economic picture is better than a year ago, the first year of the new decade is likely to produce tepid returns far below those that we saw in the bounce back of the prior year.1

On behalf of the entire management team, thank you for your continued support of the Scout International Discovery Fund and the Scout Funds family.

James L. Moffett, CFA
Michael D. Stack, CFA
Scout Investment Advisors, Inc.

Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter.

DECEMBER 31, 2009

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout International Discovery Fund, MSCI EAFE SMID Index-U.S. Dollars and Lipper International Small/Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

2
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Morgan Stanley Capital International Europe, Australasia, Far East Small/Mid-Cap Core Fund Index (MSCI EAFE SMID) is a free float-adjusted market capitalization index that is designed to measure the equity of the Mid and Small Cap market performance of developed markets, excluding the U.S. & Canada. The Lipper International Small/Mid-Cap Core Funds Index invests in Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) less than the 250th largest.

Country Diversification[1] (Unaudited)

Based on total net assets as of December 31, 2009. Subject to change.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities, sectors or countries should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

SCOUT FUNDS SEMIANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout International Discovery Fund (UMBDX)
as of December 31, 2009

	1 Year	Since Inception
Scout International Discovery Fund	31.83%	-7.22%
MSCI EAFE SMID Index-U.S. Dollars (net)[1]	39.24%	-12.98%
Lipper International Small/Mid-Cap Core Funds Index[1]	46.47%	-8.81%

Inception – December 31, 2007.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2009, gross expenses for the Fund were 3.29% (as disclosed in the most recent Prospectus) compared to the December 31, 2009 gross expense ratio of 2.04%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Discovery Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect.  In absence of such waiver, the returns would be reduced.

Scout Investment Advisors, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2010 so that actual total annual fund operating expenses of the Scout International Discovery Fund does not exceed 1.60%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout International Discovery Fund (UMBDX)

	Net Asset Value	Income & Short-Term[2] Gains Distribution	Long-Term[2] Gains Distribution	Cumulative[3] Value Per Share Plus Distributions
12/31/07	$10.00	$—	$—	$10.00
12/31/08	6.39	0.16	—	6.55
12/31/09	8.36	0.05	—	8.57

2	Represents distributions for the respective 12-month or 6-month period ended.

3	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION[4] (Unaudited)
Scout International Discovery Fund (UMBDX)

Based on total net assets as of December 31, 2009. Subject to change.

TOP TEN EQUITY HOLDINGS[4] (Unaudited)
Scout International Discovery Fund (UMBDX)

	Market Value (000’s)	Percent of Total
United Overseas Bank Ltd.	$703	2.5%
Wing Hang Bank Ltd.	658	2.4%
Banco Santander Chile	599	2.2%
Japan Smaller Capitalization Fund, Inc. CEF	576	2.1%
Ryanair Holdings PLC	563	2.0%
Sampo Oyj – A Shares	541	2.0%
Koninklijke Vopak N.V.	528	1.9%
SPDR Russell/Nomura Small Cap Japan ETF	515	1.9%
Bijou Brigitte A.G.	506	1.8%
Nidec Corp.	505	1.8%
Top Ten Equity Holdings Total	$5,694	20.6%

Based on total net assets as of December 31, 2009. Subject to change.

4
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2009

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

INTERNATIONAL DISCOVERY FUND
	Shares	Value

COMMON STOCKS (ADR’S) — 92.2%
AUSTRALIA — 2.3%
Ansell Ltd.[2]	22,300	$217,926
Mount Gibson Iron Ltd.*[2]	290,800	429,099
		647,025
BRAZIL — 1.1%
Empresa Brasileira de Aeronautica S.A.	13,650	301,801

CANADA — 4.5%
Agnico-Eagle Mines Ltd.[2]	2,570	138,780
Canadian Pacific Railway Ltd.[2]	6,150	332,100
Home Capital Group, Inc.[2]	10,500	419,139
Shoppers Drug Mart Corp.[2]	8,400	363,834
		1,253,853
CHILE — 5.1%
Banco Santander Chile	9,250	599,215
Empresa Nacional de Electricidad S.A.	3,520	176,950
Sociedad Quimica y Minera de Chile S.A.	10,200	383,214
Vina Concha y Toro S.A.	6,050	251,741
		1,411,120

FINLAND — 2.0%
Sampo Oyj — A Shares[2]	22,200	541,231

FRANCE — 6.5%
Cie Generale d’Optique Essilor
International S.A.[2]	2,950	176,588
Dassault Systemes S.A.	5,250	300,038
Gemalto N.V.*[2]	7,400	322,194
Neopost S.A.[2]	4,250	351,062
SEB S.A.[2]	5,650	320,777
Technip S.A.	4,700	330,175
		1,800,834
GERMANY — 9.0%
Adidas A.G.	14,300	388,245
Bijou Brigitte A.G.[2]	3,000	505,817
Fresenius S.E.[2]	3,950	282,594
Morphosys A.G.*[2]	5,250	127,016
Pfeiffer Vacuum Technology A.G.[2]	3,975	334,491
Rational A.G.[2]	2,000	340,399
Tognum A.G.[2]	13,800	228,428
Wirecard A.G.[2]	20,050	276,883
		2,483,873

GREECE — 1.1%
Coca Cola Hellenic Bottling Co., S.A.	12,650	291,203

HONG KONG — 2.4%
Wing Hang Bank Ltd.	35,200	658,236

HUNGARY — 1.8%
Magyar Telekom Telecommunications PLC	10,900	208,190
MOL Hungarian Oil and Gas NyRt.*	6,450	291,086
		499,276
IRELAND — 3.7%
Irish Life & Permanent PLC*[2]	95,500	448,918
Ryanair Holdings PLC*	21,000	563,220
		1,012,138
ISRAEL — 0.4%
Israel Chemicals Ltd.[2]	8,800	115,531

ITALY — 3.7%
Benetton Group S.p.A.	15,515	276,633
Finmeccanica S.p.A.[2]	20,500	328,488
Luxottica Group S.p.A.	16,600	426,288
		1,031,409
JAPAN — 12.4%
Asahi Breweries Ltd.[2]	16,900	311,387
Japan Smaller Capitalization Fund, Inc. CEF[2]	78,700	576,084
Nidec Corp.	21,750	504,817
SECOM Co., Ltd.[2]	4,200	199,576
SMC Corp.[2]	3,255	371,822
SPDR Russell/Nomura Small Cap Japan ETF[2]	13,850	515,220
Suzuki Motor Corp.[2]	11,150	274,709
Sysmex Corp.[2]	5,400	282,471
Toshiba Machine Co., Ltd.[2]	48,000	184,114
Yamada Denki Co., Ltd.[2]	3,000	202,472
		3,422,672
LUXEMBOURG — 1.4%
Millicom International Cellular S.A.[2]	5,200	383,604

NETHERLANDS — 2.4%
Koninklijke Vopak N.V.*[2]	6,650	527,473
Randstad Holding N.V.*[2]	2,650	131,965
		659,438
NORWAY — 1.8%
Tandberg ASA[2]	9,280	264,521
Yara International ASA	5,000	227,750
		492,271
POLAND — 1.0%
Central European Distribution Corp.*[2]	9,400	267,054

PORTUGAL — 1.2%
Galp Energia SGPS S.A.[2]	19,580	338,476

SINGAPORE — 3.5%
Flextronics International Ltd.*[2]	36,745	268,606
United Overseas Bank Ltd.	25,150	702,691
		971,297

SOUTH AFRICA — 1.2%
Naspers Ltd. — N Shares[2]	7,850	318,390

SOUTH KOREA — 1.7%
LG Household & Health Care Ltd.*[2]	1,150	287,708
Yuhan Corp.*[2]	1,260	192,602
		480,310
SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

INTERNATIONAL DISCOVERY FUND (Continued)
	Shares	Value

SWEDEN — 1.4%
Svenska Cellulosa A.B.	29,350	$395,638

SWITZERLAND — 9.2%
Acino Holding A.G.[2]	635	98,962
Givaudan S.A.[2]	485	388,324
Lindt & Spruengli A.G.[2]	13	319,454
Nobel Biocare Holding A.G.[2]	7,140	239,448
Schindler Holding A.G.[2]	4,150	317,966
SGS S.A.	31,600	412,064
Swiss Life Holding A.G.*[2]	3,150	401,047
Temenos Group A.G.*[2]	13,450	346,809
		2,524,074

TAIWAN — 0.7%
Siliconware Precision Industries Co.	29,000	203,290

UNITED KINGDOM — 9.0%
AMEC PLC[2]	21,300	271,290
Capita Group PLC[2]	31,750	383,789
Informa PLC[2]	68,800	353,587
Marks & Spencer Group PLC	26,000	338,000
Premier Oil PLC*[2]	14,200	252,191
Sage Group PLC	21,000	303,240
Shire PLC	1,620	95,094
Willis Group Holdings Ltd.[2]	17,850	470,883
		2,468,074
UNITED STATES — 1.7%
Mettler-Toledo International, Inc.*[2]	2,985	313,395
Synthes, Inc.[2]	1,150	150,847
		464,242

TOTAL COMMON STOCKS (ADR’S)
(Cost $24,317,449) — 92.2%		25,436,360

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 6.9%
U.S. GOVERNMENT AND AGENCIES
Federal Agricultural Mortgage Corp.
0.010%, 01/04/10	$123,000	123,000
Federal Farm Credit Bank
0.010%, 01/04/10	370,000	369,999
Federal Home Loan Bank
0.000%, 01/04/10	1,403,000	1,403,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,895,999) — 6.9%		1,895,999

TOTAL INVESTMENTS
(Cost $26,213,448) — 99.1%		27,332,359

Other assets less liabilities — 0.9%		255,772

TOTAL NET ASSETS —100.0%
(equivalent to $8.36 per share;
unlimited shares of $1.00 par value
capital shares authorized;
3,299,158 shares outstanding)		$27,588,131

ADR — American Depositary Receipt
CEF — Closed End Fund
ETF — Exchange Traded Fund
PLC — Public Limited Company
*	Non-income producing security
2	Non ADR

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

Bond Fund

OBJECTIVE (Unaudited)
The Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

The second half of 2009 began with an unexpectedly large drop in nonfarm payrolls and growing concerns over the prospects of trillion dollar budget deficits. On the political front, August “town hall” meetings began to cast some doubt on the passage of health care reform and other plans for large scale increases in government programs, resulting in rallies for both the bond and stock markets. While there were signs the economy was recovering, market participants seemed to be divided as to the trajectory and the risks that remained. In one camp were those that believed the various stimulative measures should be withdrawn sooner rather than later to avoid sowing the seeds of inflation. In the other camp were those worried removing those measures too soon might cause the nascent economic recovery to slide back into recession or worse.

Long-term interest rates ended near the high levels for the year (but remained below pre-financial crisis levels) as signs of stronger economic growth fueled inflation fears. Notwithstanding concern over its “exit strategy”, the Federal Reserve reiterated its intention to keep short-term interest rates at “exceptionally low levels…for an extended period.” With the worst of the financial crisis having passed, the dollar resumed its slide towards its 2008 multi-year lows but then ended the year higher on expectations of stronger U.S. economic growth. Meanwhile, concerns over sovereign debt and Dubai World’s debt standstill announcement at the end of November served as a reminder that global deleveraging continues. While most market participants expect growth to continue in 2010, the question remains: will real final demand return to the economy and how robust will it be? Much depends on the ability of the U.S. economy to create jobs as the recovery unfolds.

The Scout Bond Fund underperformed its benchmark, the Barclay’s Capital 1-5 Year Government/Credit Index, for the six months ended December 31, 2009. While the Fund was overweight in the percentage of corporate bonds held, it maintained its focus on high-quality corporate bonds. This resulted in the Fund’s underperformance relative to the benchmark as low quality continued to outperform high quality during the second half as spreads continued to narrow from extreme spread levels reached during the financial crisis. Specifically, the Fund’s conservative investment philosophy and high quality focus precluded investment in many of the most distressed financial names that were at the center of the financial crisis less than a year earlier. For the calendar year ending December 31, 2009, the Fund outperformed its benchmark by 35 basis points.

Even though risk premiums on corporate bonds steadily decreased from their March peak throughout most of 2009, we believe the corporate bond sector still provides attractive relative value in selected credits entering 2010. Bullet agency and mortgage-backed spreads benefitted from the government purchase program of those assets in 2009; we are not likely to continue to see the spread narrowing in 2010. However, in the current market environment, we find callable agencies to be an attractive alternative.

As we begin 2010, all eyes are focused on what lies ahead for the economy and markets in the next twelve months and beyond. The next few months should provide much needed clarity in terms of consumers’ attitudes towards spending (or savings), the level of real final demand in the U.S. economy (or lack thereof), the extent of recovery (or further deterioration) of the housing and real estate markets, as well as the near-term fate of the U.S. dollar. While it appears the worst of the overall economic weakness we experienced in 2008 and 2009 is now behind us, we believe the way the U.S. economy functions will be different going forward when compared to the past. All one has to do is to look at the wide range of economic forecasts as evidence of the divergent views regarding future direction of the U.S. economy to understand the source of today’s market uncertainty and volatility. We will be especially mindful of the increasing risk of higher rates as the economy recovers and will maintain the focus on safety of principal and liquidity. Thank you for selecting the Scout Bond Fund as part of your investment portfolio.

Bruce C. Fernandez, CFA
Michael J. Heimlich, CFA
Scout Investment Advisors, Inc.

Hypothetical Growth of $10,000 (Unaudited)

Performance returns for the Scout Bond Fund, Barclay’s Capital 1-5 Year Gov’t./Credit Index and Lipper Short/Intermediate Inv. Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

1
Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index. The Barclay’s Capital 1-5 Year Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed rate issues with maturities between one and five years. The Lipper Short/Intermediate Investment Grade Debt Funds Index is an unmanaged index consisting of 30 mutual funds that invest at least 65% of assets in investment-grade issues with dollar weighted average maturities of five to ten years.

SCOUT FUNDS SEMIANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Bond Fund (UMBBX)
as of December 31, 2009

	1 Year	3 Years	5 Years	10 Years
Scout Bond Fund	4.98%	5.35%	4.10%	5.20%
Barclay’s Capital 1-5 Year
Govt./Credit Index[1]	4.62%	5.66%	4.52%	5.36%
Lipper Short/Intermediate Inv.
Grade Debt Funds Index[1]	11.73%	4.71%	3.90%	4.96%

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2009, gross expenses for the Fund were 0.71% (as disclosed in the most recent Prospectus) compared to the December 31, 2009 gross expense ratio of 0.70%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

Scout Investment Advisors, Inc. has entered into an agreement to limit the fees and/or make expense payments through October 31, 2010 so that actual total annual fund operating expenses of the Scout Bond Fund does not exceed 0.57%.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Bond Fund (UMBBX)

	Net Asset Value	Income & Short-Term[2] Gains Distribution	Long-Term[2] Gains Distribution	Cumulative[3] Value Per Share Plus Distributions
12/31/05	$10.91	$0.41	$—	$27.11
12/31/06	10.86	0.43	—	27.49
12/31/07	11.02	0.45	—	28.10
12/31/08	11.22	0.38	—	28.68
12/31/09	11.45	0.32	—	29.23

2	Represents distributions for the respective 12-month or 6-month period ended.

3	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

FUND DIVERSIFICATION[4] (Unaudited)
Scout Bond Fund (UMBBX)

Based on total net assets as of December 31, 2009. Subject to change.

Taxable Yield Curves

Source: Bloomberg, L.P.

4
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2009

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

BOND FUND
	Principal
	Amount	Value

COMMERCIAL PAPER — 0.6%
Northern Illinois Gas Co.
0.051%, 01/04/10	$871,000	$870,996

TOTAL COMMERCIAL PAPER
(Cost $870,996) — 0.6%		870,996

CORPORATE BONDS — 39.6%
Alabama Power Co.
5.800%, 11/15/13[4]	1,000,000	1,096,745
Anheuser-Busch Cos., Inc.
5.750%, 04/01/10[4]	750,000	759,463
4.700%, 04/15/12[4]	1,000,000	1,043,463
AT&T, Inc.
6.250%, 03/15/11[4]	2,000,000	2,118,562
Bank of New York Mellon Corp.
4.500%, 04/01/13	1,000,000	1,056,817
Berkshire Hathaway Finance Corp.
4.200%, 12/15/10[4]	1,000,000	1,035,521
BHP Billiton Finance USA Ltd.
5.500%, 04/01/14	1,500,000	1,646,811
Boeing Co.
3.500%, 02/15/15[4]	500,000	501,989
BP Capital Markets PLC
3.625%, 05/08/14[4]	2,000,000	2,048,056
Caterpillar, Inc.
7.000%, 12/15/13[4]	1,000,000	1,157,442
Chevron Corp.
3.450%, 03/03/12[4]	700,000	727,902
Cisco Systems, Inc.
5.250%, 02/22/11[4]	1,000,000	1,049,617
2.900%, 11/17/14[4]	200,000	199,861
CME Group, Inc.
5.400%, 08/01/13[4]	1,000,000	1,080,094
ConocoPhillips
4.600%, 01/15/15[4]	1,500,000	1,594,773
Duke Energy Carolinas, LLC
5.750%, 11/15/13[4]	1,650,000	1,806,653
General Dynamics Corp.
1.800%, 07/15/11[4]	250,000	252,877
General Electric Capital Corp.
6.875%, 11/15/10	1,500,000	1,581,543
General Mills, Inc.
5.650%, 09/10/12[4]	500,000	544,279
Hewlett-Packard Co.
4.500%, 03/01/13[4]	2,000,000	2,121,888
Home Depot, Inc.
5.200%, 03/01/11[4]	1,000,000	1,037,977
5.250%, 12/16/13[4]	655,000	701,841
International Business Machines Corp.
7.500%, 06/15/13	500,000	579,875
6.500%, 10/15/13[4]	2,000,000	2,287,460
John Deere Capital Corp.
5.350%, 01/17/12	500,000	534,590
5.250%, 10/01/12	1,000,000	1,080,629
JPMorgan Chase & Co.
4.650%, 06/01/14	2,500,000	2,636,217
Kellogg Co.
4.250%, 03/06/13[4]	1,000,000	1,049,082
Kroger Co.
3.900%, 10/01/15[4]	500,000	503,371
Merck & Co., Inc.
4.000%, 06/30/15[4]	275,000	287,134
Morgan Stanley
6.000%, 05/13/14	1,000,000	1,076,234
Niagara Mohawk Power Corp.
3.553%, 10/01/14[3,4]	1,500,000	1,497,025
PepsiCo, Inc.
3.750%, 03/01/14[4]	2,000,000	2,068,780
Praxair, Inc.
1.750%, 11/15/12[4]	500,000	495,511
Procter & Gamble International Funding
Svenska Cellulosa Aktiebolaget
1.350%, 08/26/11[4]	1,000,000	1,005,548
Roche Holdings, Inc.
5.000%, 03/01/14[3,4]	2,000,000	2,141,686
Thermo Fisher Scientific, Inc.
2.150%, 12/28/12[3,4]	1,500,000	1,480,350
U.S. Bancorp
4.200%, 05/15/14	1,500,000	1,558,609
Verizon Virginia, Inc.
4.625%, 03/15/13[4]	3,000,000	3,117,687
Wachovia Corp.
4.375%, 06/01/10	1,000,000	1,016,533
Wal-Mart Stores, Inc.
5.000%, 04/05/12	2,000,000	2,152,620
Wells Fargo & Co.
3.750%, 10/01/14	1,000,000	998,127
TOTAL CORPORATE BONDS
(Cost $50,364,609) — 39.6%		52,731,242

U.S. GOVERNMENT AND AGENCIES — 58.7%
FDIC: TEMPORARY LIQUIDITY GUARANTEE
PROGRAM — 4.6%
Bank of America Corp.
3.125%, 06/15/12	3,000,000	3,110,421
John Deere Capital Corp.
2.875%, 06/19/12	1,500,000	1,546,629
Wells Fargo & Co.
2.125%, 06/15/12	1,500,000	1,518,344
TOTAL FDIC: TEMPORARY LIQUIDITY
GUARANTEE PROGRAM		6,175,394

FEDERAL FARM CREDIT BANK — 6.5%
4.700%, 10/20/10	2,875,000	2,969,780
4.875%, 02/18/11	2,000,000	2,093,982
5.000%, 09/04/13	1,000,000	1,096,563
2.625%, 04/17/14	2,000,000	1,995,608
4.350%, 04/14/15[4]	500,000	504,082
TOTAL FEDERAL FARM CREDIT BANK		8,660,015

FEDERAL HOME LOAN BANK — 5.1%
1.625%, 07/27/11	2,000,000	2,019,900
2.000%, 07/27/12[4]	1,500,000	1,503,090
4.500%, 11/15/12	2,000,000	2,147,288
3.750%, 06/14/13	1,000,000	1,052,261
TOTAL FEDERAL HOME LOAN BANK		6,722,539

SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

BOND FUND (Continued)
	Principal Amount	Value

FEDERAL HOME LOAN MORTGAGE
CORPORATION — 9.3%
4.000%, 07/01/10	$1,333,698	$1,348,097
3.500%, 09/01/10	521,142	524,953
1.700%, 06/29/11[4]	2,000,000	2,011,692
2.400%, 02/17/12[4]	1,000,000	1,002,257
2.450%, 02/17/12[4]	1,000,000	1,002,112
2.125%, 03/23/12	1,000,000	1,015,875
2.050%, 05/11/12[4]	2,000,000	2,005,454
2.350%, 08/27/12[4]	1,500,000	1,510,404
3.500%, 08/18/14[4]	2,000,000	2,016,344
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		12,437,188

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 8.3%
4.800%, 04/25/10	2,618,825	2,648,389
1.750%, 03/23/11	1,000,000	1,012,526
5.375%, 11/15/11	1,300,000	1,402,012
1.250%, 12/30/11[4]	2,000,000	1,991,238
2.000%, 09/28/12[4]	2,000,000	1,997,718
3.250%, 11/17/14[4]	2,000,000	1,989,858
TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION		11,041,741

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION — 9.6%
6.500%, 10/15/11	4,240	4,403
6.000%, 02/20/13	6,178	6,510
6.000%, 03/15/13	1,699	1,820
6.000%, 06/15/13	4,079	4,369
5.500%, 04/20/16	89,836	95,652
7.000%, 07/20/16	15,140	16,334
6.000%, 08/15/16	76,663	82,254
6.000%, 08/15/16	61,963	66,482
5.500%, 09/20/16	211,911	225,631
5.500%, 11/15/16	352,658	376,603
5.500%, 12/20/16	3,058	3,256
5.500%, 01/15/17	238,407	254,566
6.000%, 02/15/17	8,668	9,305
5.500%, 05/20/17	234,988	250,463
5.500%, 08/15/17	247,206	263,961
5.500%, 08/15/17	184,629	197,143
5.500%, 10/15/17	377,612	403,206
5.500%, 10/20/17	201,231	214,484
5.500%, 11/15/17	293,246	313,122
5.500%, 11/15/17	9,833	10,500
5.000%, 03/15/18	13,190	13,948
5.000%, 04/16/18[4]	939,937	994,875
5.000%, 04/20/18	711,686	750,781
5.500%, 07/20/18	279,170	297,488
4.500%, 08/15/18	8,114	8,488
5.500%, 10/20/18	189,942	202,404
5.000%, 11/15/18	7,390	7,815
5.500%, 06/20/19	378,796	402,963
5.000%, 09/15/19	8,255	8,721
5.500%, 10/20/19	204,377	217,416
5.500%, 11/20/19	486,587	517,630
5.297%, 11/16/35[4,5]	3,500,000	3,648,701
5.346%, 07/16/36[4,5]	2,700,000	2,844,418
TOTAL GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION		12,715,712

SMALL BUSINESS ADMINISTRATION — 0.0%
8.800%, 01/01/10	397	397
9.450%, 02/01/10	257	258
TOTAL SMALL BUSINESS ADMINISTRATION		655

U.S. TREASURY SECURITIES — 15.3%
0.875%, 04/30/11	1,000,000	1,001,641
0.875%, 05/31/11	2,000,000	2,003,048
1.750%, 11/15/11	1,500,000	1,519,395
1.375%, 03/15/12	4,000,000	4,010,316
1.375%, 04/15/12	5,000,000	5,006,255
2.750%, 02/28/13	3,500,000	3,607,191
1.875%, 02/28/14	3,300,000	3,246,636
TOTAL U.S. TREASURY SECURITIES		20,394,482

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $76,698,280) — 58.7%		78,147,726

TOTAL INVESTMENTS
(Cost $127,933,885) — 98.9%		131,749,964

Other assets less liabilities — 1.1%		1,433,831

TOTAL NET ASSETS —100.0%
(equivalent to $11.45 per share;
unlimited shares of $1.00 par value
capital shares authorized;
11,629,402 shares outstanding)		$133,183,795

LLC — Limited Liability Company
PLC — Public Limited Company
3	144A Restricted Security
4	Callable
5	Variable Rate Security

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio

OBJECTIVE (Unaudited)

The Scout Money Market Fund – Federal Portfolio and Scout Money Market Fund – Prime Portfolio each seek maximum income consistent with safety of principal and liquidity by investing in high-quality, short-term debt obligations.

FUND DIVERSIFICATION[1] (Unaudited)
Scout Money Market Fund – Federal Portfolio (UMFXX)

Based on total net assets as of December 31, 2009. Subject to change.

Scout Money Market Fund – Prime Portfolio (UMPXX)

Based on total net assets as of December 31, 2009. Subject to change.

The Scout Money Market Fund – Prime Portfolio provided compounded average annual rates of return of 0.07%, 2.81% and 2.63% for the one-, five- and ten-year periods ended December 31, 2009. The Scout Money Market Fund – Federal Portfolio provided compounded average annual rates of return of 0.07%, 2.70% and 2.56% for the one- five- and ten-year periods ended December 31, 2009. The current seven day yields as of December 31, 2009, were 0.02% for each of the Prime Portfolio and Federal Portfolio. The current seven day yield quotations more closely reflect the current earnings of the money market funds than the average annual return quotations. The Lipper Money Market Fund Index showed an average annual return for the peer group of 0.24%, 2.90% and 2.69% for the one-, five- and ten-year periods ended December 31, 2009. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and 7-day yield, please call 800-996-2862 or visit www.scoutfunds.com. Performance of the Service Class Shares of the Fund may be lower based on differences in expenses paid by the shareholders in the different classes.

The second half of 2009 began with an unexpectedly large drop in nonfarm payrolls and growing concerns over the prospects of trillion dollar budget deficits. On the political front, August “town hall” meetings began to cast some doubt on the passage of health care reform and other plans for large scale increases in government programs, resulting in rallies for both the bond and stock markets. While there were signs the economy was recovering, market participants seemed to be divided as to the trajectory and the risks that remained. In one camp were those that believed the various stimulative measures should be withdrawn sooner rather than later to avoid sowing the seeds of inflation. In the other camp were those worried removing those measures too soon might cause the nascent economic recovery to slide back into recession or worse.

Long-term interest rates ended near the high levels for the year (but remained below pre-financial crisis levels) as signs of stronger economic growth fueled inflation fears. Notwithstanding concern over its “exit strategy”, the Federal Reserve reiterated its intention to keep short-term interest rates at “exceptionally low levels…for an extended period.” With the worst of the financial crisis having passed, the dollar resumed its slide towards its 2008 multi-year lows but then ended the year higher on expectations of stronger U.S. economic growth. Meanwhile, concerns over sovereign debt and Dubai World’s debt standstill announcement at the end of November served as a reminder that global deleveraging continues. While most market participants expect growth to continue in 2010, the question remains: will real final demand return to the economy and how robust will it be? Much depends on the ability of the U.S. economy to create jobs as the recovery unfolds.

With short-term interest rates at near-zero levels, money market funds have also experienced record low yields over the past six months. It is likely money market fund yields will remain at recent levels until the Fed reverses its accommodative stance towards money policy. During this period of extraordinarily low short-term rates, we intend to maintain our focus on securities of the highest credit quality that we believe present minimal credit risk. As always, we do not intend to relax our conservative standards in order to “chase yield.” Thank you for your continued support of the Scout Funds.

Bruce C. Fernandez, CFA
Richard L. Talerico
Scout Investment Advisors, Inc.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

MONEY MARKET FUND – FEDERAL PORTFOLIO
	Principal
	Amount	Value

U.S. GOVERNMENT AND AGENCIES — 100.3%
FEDERAL AGRICULTURAL MORTGAGE
CORPORATION — 14.5%
0.010%, 01/04/10	$40,000,000	$39,999,967
0.030%, 01/05/10	609,000	608,998
0.030%, 01/22/10	500,000	499,991
TOTAL FEDERAL AGRICULTURAL
MORTGAGE CORPORATION		41,108,956

FEDERAL FARM CREDIT BANK — 11.2%
4.920%, 01/11/10	2,500,000	2,503,149
4.875%, 03/22/10	1,000,000	1,009,762
2.750%, 05/04/10	3,400,000	3,425,469
0.235%, 07/06/10[5]	5,000,000	5,000,824
0.123%, 08/17/10[5]	5,000,000	5,000,000
0.205%, 09/03/10[5]	5,000,000	5,000,000
0.390%, 12/01/10[4]	5,000,000	5,000,000
0.584%, 01/04/11[5]	5,000,000	5,018,467
TOTAL FEDERAL FARM CREDIT BANK		31,957,671

FEDERAL HOME LOAN BANK — 31.5%
0.010%, 01/05/10	2,000,000	1,999,998
0.031%, 01/06/10	3,700,000	3,699,984
0.031%, 01/08/10	3,700,000	3,699,978
3.750%, 01/08/10	125,000	125,078
0.032%, 01/15/10	5,100,000	5,099,938
0.031%, 01/19/10	2,200,000	2,199,967
0.081%, 01/22/10	7,000,000	6,999,674
0.550%, 01/27/10	10,000,000	10,003,343
0.060%, 02/03/10	2,259,000	2,258,878
1.030%, 02/18/10	3,000,000	3,003,557
0.235%, 02/19/10[5]	5,000,000	5,001,893
1.030%, 02/19/10	5,000,000	5,006,051
2.625%, 03/12/10	5,000,000	5,024,545
1.050%, 05/28/10	2,800,000	2,805,588
3.000%, 06/11/10	5,000,000	5,062,084
4.250%, 06/11/10	2,500,000	2,544,816
0.600%, 08/05/10[4]	5,000,000	5,001,944
1.350%, 09/03/10	420,000	422,648
0.350%, 10/13/10[4,5]	9,750,000	9,749,032
0.560%, 11/19/10[4]	5,000,000	5,000,000
0.450%, 12/30/10[4]	5,000,000	5,000,000
TOTAL FEDERAL HOME LOAN BANK		89,708,996

FEDERAL HOME LOAN MORTGAGE
CORPORATION — 10.2%
0.031%, 01/04/10	1,600,000	1,599,996
0.050%, 01/06/10	1,625,000	1,624,989
0.051%, 01/15/10	955,000	954,981
0.051%, 02/03/10	800,000	799,963
0.071%, 02/22/10	6,500,000	6,499,343
0.091%, 03/08/10	1,411,000	1,410,767
4.000%, 03/17/10[4]	325,000	327,501
0.184%, 07/12/10[5]	1,750,000	1,750,984
0.235%, 09/03/10[5]	5,000,000	5,002,831
0.331%, 01/28/11[5]	1,200,000	1,201,506
2.625%, 01/07/13[4]	7,800,000	7,802,662
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		28,975,523

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 14.5%
0.005%, 01/05/10	7,160,000	7,159,996
0.031%, 01/06/10	1,000,000	999,996
0.020%, 01/08/10	50,000	50,000
0.041%, 01/14/10	3,200,000	3,199,954
0.051%, 01/19/10	3,500,000	3,499,912
0.041%, 01/27/10	1,100,000	1,099,968
0.071%, 02/04/10	300,000	299,980
0.051%, 02/10/10	900,000	899,950
3.250%, 02/10/10	1,500,000	1,504,750
0.218%, 02/12/10[5]	5,000,000	5,001,989
0.071%, 02/17/10	3,929,000	3,928,641
4.300%, 02/17/10[4]	1,500,000	1,507,936
3.050%, 03/05/10[4]	6,000,000	6,030,853
4.700%, 07/28/10[4]	2,000,000	2,048,517
0.228%, 08/05/10[5]	4,100,000	4,104,714
TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		41,337,156

U.S. TREASURY SECURITIES — 18.4%
0.010%, 03/04/10	5,000,000	4,999,914
0.010%, 03/11/10	12,000,000	11,999,770
0.010%, 03/18/10	15,000,000	14,999,683
0.030%, 03/25/10	10,250,000	10,249,291
2.375%, 08/31/10	10,000,000	10,134,689
TOTAL U.S. TREASURY SECURITIES		52,383,347

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $285,471,649) — 100.3%		285,471,649

TOTAL INVESTMENTS
(Cost $285,471,649) — 100.3%		285,471,649

Liabilities less other assets — (0.3)%		(948,634)

TOTAL NET ASSETS —100.0%
(equivalent to $1.00 per share; unlimited shares of $0.01 par value capital shares authorized; 284,562,549 shares outstanding)		$284,523,015

4	Callable
5	Variable Rate Security
Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

MONEY MARKET FUND – PRIME PORTFOLIO

	Principal
	Amount	Value
COMMERCIAL PAPER — 64.1%
Alaska Housing Finance Corp.
0.355%, 01/12/10	$9,000,000	$8,999,038
0.558%, 02/03/10	9,000,000	8,995,463
Bank of Nova Scotia
0.142%, 01/04/10	8,500,000	8,499,901
Basin Electric Power Cooperative, Inc.
0.203%, 01/06/10[3]	5,500,000	5,499,847
0.203%, 01/14/10[3]	7,500,000	7,499,459
0.203%, 02/02/10[3]	4,500,000	4,499,200
BNP Paribas Finance, Inc.
0.152%, 01/07/10	16,750,000	16,749,582
Brown University
0.212%, 01/04/10	5,000,000	4,999,913
0.213%, 01/08/10	3,000,000	2,999,878
0.203%, 02/02/10	2,000,000	1,999,644
Brown-Forman Corp.
0.183%, 01/25/10[3]	8,500,000	8,498,980
Cargill, Inc.
0.101%, 01/05/10[3]	2,850,000	2,849,968
0.132%, 01/06/10[3]	6,500,000	6,499,883
County of St. Joseph, IN
0.253%, 01/06/10	8,000,000	7,999,722
Danaher Corp.
0.132%, 01/06/10	5,550,000	5,549,900
Dell, Inc.
0.132%, 01/29/10	1,600,000	1,599,838
0.142%, 02/09/10	5,000,000	4,999,242
0.142%, 02/16/10	7,500,000	7,498,659
Emerson Electric Co.
0.081%, 01/07/10[3]	3,436,000	3,435,954
FPL Group Capital, Inc.
0.132%, 01/04/10[3]	1,099,000	1,098,988
0.111%, 01/05/10[3]	1,000,000	999,988
0.162%, 01/13/10[3]	5,000,000	4,999,733
0.122%, 01/15/10[3]	1,550,000	1,549,928
0.152%, 01/20/10[3]	8,250,000	8,249,347
Franklin Resources, Inc.
0.152%, 01/13/10[3]	8,500,000	8,499,575
0.132%, 02/09/10[3]	8,250,000	8,248,838
General RE Corp.
0.142%, 01/21/10	5,000,000	4,999,611
GlaxoSmithKline Finance PLC
0.112%, 01/06/10[3]	7,000,000	6,999,893
Harvard University
0.203%, 01/15/10	3,746,000	3,745,709
Illinois Tool Works, Inc.
0.109%, 01/04/10[3]	16,898,000	16,897,849
JPMorgan Chase & Co.
0.101%, 01/19/10	5,000,000	4,999,750
Kreditanstalt fuer Wiederaufbau
0.172%, 01/20/10[3]	4,242,000	4,241,619
0.142%, 01/25/10[3]	7,500,000	7,499,300
0.152%, 02/02/10[3]	2,200,000	2,199,707
0.122%, 02/08/10[3]	1,800,000	1,799,772
Medtronic, Inc.
0.152%, 01/22/10[3]	8,500,000	8,499,257
0.101%, 01/27/10[3]	8,750,000	8,749,368
Microsoft Corp.
0.112%, 01/12/10[3]	8,500,000	8,499,714
0.101%, 02/09/10[3]	2,250,000	2,249,756
Nebraska Public Power District
0.203%, 01/27/10	8,000,000	7,998,844
Northern Illinois Gas Co.
0.061%, 01/04/10	16,879,000	16,878,916
Royal Bank of Canada
0.091%, 01/29/10	7,500,000	7,499,475
0.122%, 03/24/10	7,500,000	7,497,950
Scotiabanc, Inc.
0.142%, 01/14/10[3]	637,000	636,968
0.162%, 01/15/10[3]	8,500,000	8,499,471
Sigma-Aldrich Corp.
0.132%, 01/13/10[3]	3,500,000	3,499,848
0.112%, 01/15/10[3]	8,500,000	8,499,636
Southern Co.
0.172%, 01/11/10[3]	5,000,000	4,999,764
Southern Co. Funding Corp.
0.122%, 01/11/10[3]	8,500,000	8,499,717
0.122%, 01/12/10[3]	3,250,000	3,249,881
Toyota Motor Credit Corp.
0.091%, 01/08/10	16,750,000	16,749,707
Vanderbilt University
0.221%, 01/04/10	1,153,000	1,152,979
0.223%, 01/08/10	4,404,000	4,403,811
0.213%, 02/02/10	3,004,000	3,003,439
Walt Disney Co.
0.081%, 01/06/10[3]	16,750,000	16,749,814
TOTAL COMMERCIAL PAPER
(Cost $354,521,993) — 64.1%		354,521,993

CORPORATE BONDS — 13.6%
Bear Stearns Cos., LLC
5.850%, 07/19/10	7,500,000	7,716,199
Caterpillar Financial Services Corp.
4.150%, 01/15/10	1,000,000	1,001,404
GlaxoSmithKline Capital, Inc.
0.898%, 05/13/10[5]	7,500,000	7,518,385
Hewlett-Packard Co.
0.314%, 06/15/10[5]	7,500,000	7,504,112
Honeywell International, Inc.
7.500%, 03/01/10	7,485,000	7,570,508
John Deere Capital Corp.
0.364%, 07/16/10[5]	1,225,000	1,225,449
JPMorgan Chase & Co.
0.569%, 09/24/10[5]	5,000,000	5,011,712
Kimberly-Clark Corp.
0.381%, 07/30/10[5]	7,500,000	7,506,851
Roche Holdings, Inc.
1.262%, 02/25/10[3,5]	4,000,000	4,006,629
U.S. Bancorp
4.500%, 07/29/10	7,500,000	7,654,646
Wachovia Bank N.A.
1.173%, 05/14/10[5]	7,500,000	7,519,337
Wal-Mart Stores, Inc.
4.000%, 01/15/10	2,425,000	2,428,335
Wells Fargo & Co.
4.200%, 01/15/10	2,000,000	2,002,844
0.711%, 01/29/10[5]	6,250,000	6,252,389
TOTAL CORPORATE BONDS
(Cost $74,918,800) — 13.6%		74,918,800

SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

MONEY MARKET FUND – PRIME PORTFOLIO (Continued)
	Principal
	Amount	Value

MUNICIPAL BOND — 1.3%
Iowa Finance Authority
0.250%, 01/01/39[4,5]	$7,355,000	$7,355,000
TOTAL MUNICIPAL BONDS
(Cost $7,355,000) — 1.3%		7,355,000

U.S. GOVERNMENT AND AGENCIES — 19.9%
FEDERAL FARM CREDIT BANK — 2.5%
0.454%, 02/11/10[5]	1,000,000	1,000,420
0.152%, 02/22/10[5]	3,100,000	3,100,304
0.235%, 07/06/10[5]	5,000,000	5,000,805
0.205%, 09/03/10[5]	5,000,000	5,000,000
TOTAL FEDERAL FARM CREDIT BANK		14,101,529

FEDERAL HOME LOAN BANK — 2.1%
1.050%, 05/28/10	5,000,000	5,009,881
0.212%, 07/27/10[5]	2,580,000	2,580,559
0.234%, 10/08/10[5]	3,800,000	3,801,855
TOTAL FEDERAL HOME LOAN BANK		11,392,295

FEDERAL HOME LOAN MORTGAGE
CORPORATION — 1.1%
0.184%, 07/12/10[5]	2,805,000	2,805,195
0.242%, 08/24/10[5]	3,309,000	3,311,076
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		6,116,271

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 2.4%
0.001%, 01/05/10	3,000,000	3,000,000
0.228%, 08/05/10[5]	10,000,000	10,008,611
TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		13,008,611

U.S. TREASURY SECURITIES — 11.8%
0.030%, 03/25/10	4,750,000	4,749,671
2.375%, 08/31/10	10,000,000	10,134,689
2.000%, 09/30/10	50,000,000	50,612,667
TOTAL U.S. TREASURY SECURITIES		65,497,027

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $110,115,733) — 19.9%		110,115,733

TOTAL INVESTMENTS
(Cost $546,911,526) — 98.9%		546,911,526

Other assets less liabilities — 1.1%		6,046,570

TOTAL NET ASSETS —100.0%
(equivalent to $1.00 per share; unlimited shares of $0.01 par value capital shares authorized; 553,065,694 shares outstanding)		$552,958,096

LLC — Limited Liability Company
PLC — Public Limited Company
3	144A Restricted Security
4	Callable
5	Variable Rate Security
Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

Tax-Free Money Market Fund

OBJECTIVE (Unaudited)

The Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

FUND DIVERSIFICATION[1] (Unaudited)
Scout Tax-Free Money Market Fund (UMTXX)

Based on total net assets as of December 31, 2009. Subject to change.

The Scout Tax-Free Money Market Fund provided a compounded average annual rate of return of 0.08%, 1.88% and 1.71% for the one-, five- and ten-year periods ended December 31, 2009. The Fund’s current seven day yield as of December 31, 2009 was 0.02%. The Fund’s current seven day yield quotation more closely reflects the current earnings of the Tax-Free Money Market Fund than the average annual return quotation. The Lipper Tax-Exempt Money Market Index showed an average annual return for the peer group of 0.17%, 1.98% and 1.81% for the one-, five- and ten-year periods ended December 31, 2009. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and 7-day yield, please call 800-996-2862 or visit www.scoutfunds.com. Performance of the Service Class Shares of the Fund may be lower based on differences in expenses paid by the shareholders in the different classes.

The second half of 2009 began with an unexpectedly large drop in nonfarm payrolls and growing concerns over the prospects of trillion dollar budget deficits. On the political front, August “town hall” meetings began to cast some doubt on the passage of health care reform and other plans for large scale increases in government programs, resulting in rallies for both the bond and stock markets. While there were signs the economy was recovering, market participants seemed to be divided as to the trajectory and the risks that remained. In one camp were those that believed the various stimulative measures should be withdrawn sooner rather than later to avoid sowing the seeds of inflation. In the other camp were those worried removing those measures too soon might cause the nascent economic recovery to slide back into recession or worse.

Long-term interest rates ended near the high levels for the year (but remained below pre-financial crisis levels) as signs of stronger economic growth fueled inflation fears. Notwithstanding concern over its “exit strategy”, the Federal Reserve reiterated its intention to keep short-term interest rates at “exceptionally low levels…for an extended period.” With the worst of the financial crisis having passed, the dollar resumed its slide towards its 2008 multi-year lows but then ended the year higher on expectations of stronger U.S. economic growth. Meanwhile, concerns over sovereign debt and Dubai World’s debt standstill announcement at the end of November served as a reminder that global deleveraging continues. While most market participants expect growth to continue in 2010, the question remains: will real final demand return to the economy and how robust will it be? Much depends on the ability of the U.S. economy to create jobs as the recovery unfolds.

With short-term tax-exempt interest rates at near-zero levels, tax-exempt money market funds have also experienced record low yields over the past six months. It is likely tax-exempt money market fund yields will remain at recent levels until the Fed reverses its accommodative stance towards money policy. During this period of extraordinarily low short-term tax-exempt rates, we intend to maintain our focus on securities of the highest credit quality that we believe present minimal credit risk. As always, we do not intend to relax our conservative standards in order to “chase yield.” Thank you for your continued support of the Scout Funds.

Bruce C. Fernandez, CFA
Danielle L. Beagle
Scout Investment Advisors, Inc.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Scout Tax-Free Money Market Fund may be subject to federal Alternative Minimum Tax as well as state and local taxes.

SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

TAX-FREE MONEY MARKET FUND
	Principal
	Amount	Value

ALASKA — 0.9%
City of Valdez
0.180%, 07/01/37[4,5]	$1,000,000	$1,000,000
0.180%, 07/01/37[4,5]	600,000	600,000
		1,600,000
COLORADO — 5.7%
Colorado Housing & Finance Authority
0.320%, 04/01/20[4,5]	900,000	900,000
0.220%, 11/01/21[4,5]	300,000	300,000
0.250%, 11/01/21[4,5]	1,000,000	1,000,000
0.250%, 11/01/21[4,5]	200,000	200,000
0.320%, 10/01/30[4,5]	2,700,000	2,700,000
0.320%, 10/01/30[4,5]	2,945,000	2,945,000
Eagle County School District No. Re50J
4.000%, 12/01/10	1,250,000	1,288,751
Ute Water Conservancy District
2.000%, 06/15/10	345,000	347,077
		9,680,828
CONNECTICUT — 3.5%
Connecticut Housing Finance Authority
0.200%, 05/15/39[4,5]	2,400,000	2,400,000
Connecticut State Health & Educational
Facility Authority
0.150%, 07/01/37[4,5]	3,300,000	3,300,000
State of Connecticut
5.000%, 04/01/10	200,000	202,225
		5,902,225
DISTRICT OF COLUMBIA — 1.5%
District of Columbia
0.200%, 04/01/41[4,5]	1,500,000	1,500,000
0.200%, 04/01/42[4,5]	1,000,000	1,000,000
		2,500,000
FLORIDA — 8.5%
City of Jacksonville
0.200%, 10/01/32[4,5]	3,300,000	3,300,000
Dade County Industrial Development Authority
0.230%, 06/01/21[4,5]	2,400,000	2,400,000
JEA
0.170%, 10/01/34[4,5]	3,600,000	3,600,000
0.210%, 10/01/36[4,5]	400,000	400,000
0.220%, 10/01/41[4,5]	3,600,000	3,600,000
JEA Florida Electric System Revenue Bond
0.200%, 10/01/38[4,5]	1,200,000	1,200,000
		14,500,000
GEORGIA — 1.4%
Carroll County School District
5.000%, 04/01/10	225,000	227,442
City of Atlanta
5.500%, 01/01/26[4]	1,750,000	1,767,500
Stephens County School District
4.000%, 04/01/10	400,000	403,272
		2,398,214

ILLINOIS — 0.7%
City of Chicago
3.100%, 01/01/10	400,000	400,000
4.000%, 01/01/10	290,000	290,000
State of Illinois
5.375%, 01/01/10	250,000	250,000
5.000%, 04/01/10	250,000	252,625
		1,192,625
INDIANA — 0.2%
City of Indianapolis
4.000%, 06/01/10	400,000	405,689

KANSAS — 4.0%
City of Junction City
4.000%, 06/01/10	1,400,000	1,418,160
City of Leawood
2.000%, 09/01/10	500,000	505,129
City of Topeka
3.000%, 08/15/10	500,000	507,603
Kansas State Department of Transportation
0.170%, 09/01/23[4,5]	4,000,000	4,000,000
Sedgwick County Unified School District No. 259
2.500%, 10/01/10	350,000	355,215
		6,786,107
MARYLAND — 5.7%
Maryland Health & Higher Educational Facilities
Authority
0.180%, 07/01/36[4,5]	3,100,000	3,100,000
Maryland Health & Higher Educational Facilities
Authority, Commercial Paper
0.240%, 01/04/10	2,383,000	2,383,000
0.240%, 01/04/10	4,256,000	4,256,000
		9,739,000
MASSACHUSETTS — 4.6%
Commonwealth of Massachusetts
0.200%, 09/01/16[4,5]	2,900,000	2,900,000
Massachusetts Water Resources Authority
0.320%, 08/01/20[4,5]	1,650,000	1,650,000
0.170%, 08/01/29[4,5]	2,300,000	2,300,000
0.270%, 08/01/37[4,5]	1,000,000	1,000,000
		7,850,000
MICHIGAN — 0.2%
Forest Hills Public Schools
5.250%, 05/01/11[4]	250,000	253,909

MINNESOTA — 5.4%
City of Minneapolis
0.220%, 12/01/27[4,5]	2,060,000	2,060,000
City of Owatonna
3.000%, 03/01/10	250,000	250,905
Hennepin County
0.170%, 12/01/25[4,5]	6,420,000	6,420,000
Mankato
4.000%, 02/01/10	200,000	200,380
Minnetonka Independent School District No. 276
4.000%, 02/01/10	200,000	200,586
		9,131,871

(Continued on next page)

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

TAX-FREE MONEY MARKET FUND (Continued)
	Principal
	Amount	Value
MISSISSIPPI — 0.1%
State of Mississippi
0.300%, 09/01/25[4,5]	$100,000	$100,000

MISSOURI — 5.3%
City of Kansas City
4.000%, 12/01/10	765,000	788,316
City of West Plains
5.250%, 03/01/13[4]	225,000	226,773
Kansas City Industrial Development Authority
0.250%, 04/01/27[4,5]	2,600,000	2,600,000
Missouri Development Finance Board
0.200%, 12/01/33[4,5]	2,000,000	2,000,000
Missouri Highway & Transportation Commission
5.500%, 02/01/10	500,000	502,116
Missouri State Health & Educational
Facilities Authority
0.250%, 09/01/30[4,5]	1,800,000	1,800,000
0.250%, 09/01/30[4,5]	600,000	600,000
0.200%, 03/01/40[4,5]	600,000	600,000
		9,117,205
NEBRASKA — 2.6%
Lincoln Nebraska Electric System Revenue,
Commercial Paper
0.250%, 01/06/10	1,500,000	1,500,000
Omaha Public Power District, Commercial Paper
0.250%, 01/05/10	1,000,000	1,000,000
0.250%, 01/11/10	2,000,000	2,000,000
		4,500,000
NEW HAMPSHIRE — 2.9%
City of Concord
5.550%, 04/01/15[4]	455,000	465,256
New Hampshire Health & Education
Facilities Authority
0.150%, 06/01/23[4,5]	3,270,000	3,270,000
0.220%, 06/01/41[4,5]	1,200,000	1,200,000
		4,935,256
NEW JERSEY — 0.1%
Delaware Valley Regional High School District
3.300%, 01/15/10	125,000	125,109

NEW MEXICO — 0.2%
City of Albuquerque
4.000%, 07/01/10	400,000	406,684

NEW YORK — 2.7%
City of New York
0.240%, 02/15/13[4,5]	2,400,000	2,400,000
0.200%, 08/01/21[4,5]	500,000	500,000
0.200%, 08/01/21[4,5]	900,000	900,000
0.170%, 08/01/31[4,5]	825,000	825,000
		4,625,000

NORTH CAROLINA — 13.7%
Buncombe County
0.320%, 12/01/11[4,5]	1,700,000	1,700,000
0.320%, 12/01/15[4,5]	1,175,000	1,175,000
0.320%, 12/01/16[4,5]	820,000	820,000
0.320%, 12/01/18[4,5]	1,000,000	1,000,000
0.320%, 12/01/20[4,5]	1,385,000	1,385,000
City of Charlotte
0.210%, 06/01/25[4,5]	4,905,000	4,905,000
City of Greensboro
0.250%, 02/01/28[4,5]	500,000	500,000
County of Durham
4.500%, 03/01/10	300,000	301,985
County of Johnston
5.000%, 02/01/10	200,000	200,760
County of Pender
4.250%, 03/01/10	500,000	502,879
County of Wake
0.220%, 04/01/19[4,5]	3,340,000	3,340,000
0.280%, 04/01/21[4,5]	700,000	700,000
0.220%, 03/01/24[4,5]	350,000	350,000
New Hanover County
0.220%, 02/01/26[4,5]	3,200,000	3,200,000
State of North Carolina
0.150%, 05/01/21[4,5]	1,500,000	1,500,000
0.280%, 05/01/21[4,5]	1,800,000	1,800,000
		23,380,624
OHIO — 0.4%
Ohio State Water Development Authority
0.220%, 12/01/18[4,5]	640,000	640,000

OKLAHOMA — 0.4%
Oklahoma Water Resource Board
3.000%, 04/01/10	500,000	503,332
Tulsa County Independent School District No. 1
4.000%, 01/01/10	200,000	200,000
		703,332
PENNSYLVANIA — 3.0%
Beaver County Industrial Development Authority
0.290%, 12/01/20[4,5]	4,150,000	4,150,000
Pennsylvania Turnpike Commission
0.230%, 12/01/38[4,5]	1,000,000	1,000,000
		5,150,000
RHODE ISLAND — 1.1%
Rhode Island Health & Educational Building Corp.
0.200%, 09/01/32[4,5]	1,950,000	1,950,000
SOUTH CAROLINA — 1.6%
City of Charleston
0.210%, 01/01/33[4,5]	1,800,000	1,800,000
Richland County School District No. 1
5.600%, 03/01/19[4]	850,000	856,701
		2,656,701
SOUTH DAKOTA — 2.8%
South Dakota Housing Development Authority
0.320%, 05/01/32[4,5]	4,700,000	4,700,000

SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

TAX-FREE MONEY MARKET FUND (Continued)
	Principal
	Amount	Value
TENNESSEE — 4.0%
County of Shelby
0.270%, 03/01/11[4,5]	$300,000	$300,000
0.300%, 04/01/30[4,5]	1,600,000	1,600,000
Metropolitan Government Nashville & Davidson
County Health & Educational Facilities Bond
0.170%, 10/01/30[4,5]	3,900,000	3,900,000
0.180%, 10/01/44[4,5]	1,000,000	1,000,000
		6,800,000
TEXAS — 12.4%
Brownsville Independent School District
4.000%, 02/15/10	300,000	301,318
City of Grand Prairie
3.000%, 01/15/10	250,000	250,239
County of Williamson
5.000%, 02/15/10	200,000	201,133
Dallas Independent School District
5.000%, 02/15/10	400,000	402,092
El Paso Independent School District
4.000%, 02/15/10	675,000	677,969
Gulf Coast Waste Disposal Authority
0.180%, 10/01/17[4,5]	2,000,000	2,000,000
Harris County, Commercial Paper
0.250%, 01/07/10	6,500,000	6,500,000
McKinney Independent School District
4.500%, 02/15/10	200,000	201,010
North East Independent School District
5.750%, 02/01/20[4]	200,000	200,822
Pasadena Independent School District
4.000%, 02/15/10	450,000	451,799
Texas Public Finance Authority, Commercial Paper
0.200%, 01/13/10	4,000,000	4,000,000
0.200%, 01/14/10	1,500,000	1,500,000
University of Texas
0.170%, 08/01/16[4,5]	2,200,000	2,200,000
0.150%, 08/01/25[4,5]	800,000	800,000
0.170%, 08/01/39[4,5]	1,500,000	1,500,000
		21,186,382
UTAH — 0.6%
Iron County School District
3.000%, 01/15/10	1,030,000	1,030,938

VIRGINIA — 3.4%
City of Richmond
5.125%, 01/15/24[4]	2,500,000	2,529,542
County of Henrico
3.250%, 07/15/10	175,000	177,674
Virginia College Building Authority
0.210%, 02/01/26[4,5]	1,700,000	1,700,000
0.210%, 02/01/26[4,5]	1,400,000	1,400,000
		5,807,216
WISCONSIN — 0.1%
City of Appleton
5.125%, 01/01/10	160,000	160,000

TOTAL INVESTMENTS
(Cost $169,914,915) — 99.7%		169,914,915

Other assets less liabilities — 0.3%		585,136

TOTAL NET ASSETS —100.0%
(equivalent to $1.00 per share; unlimited shares of $0.01 par value capital shares authorized; 170,581,851 shares outstanding)		$170,500,051

4	Callable
5	Variable Rate Security
Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)
(in thousands except per share data)
	Stock Fund	Mid Cap Fund	Small Cap Fund

ASSETS:
Investment securities at cost	$99,199	$74,820	$440,260
Investment securities at value	$112,505	$97,085	$504,070
Cash	—	189	—
Receivables:
Investments sold	1,870	—	—
Dividends	160	173	163
Interest	—	—	—
Fund shares sold	140	701	215
Due from Advisor	—	—	—
Prepaid and other assets	27	18	35
Total assets	114,702	98,166	504,483
LIABILITIES:
Disbursements in excess of demand deposit money	888	—	—
Payables:
Investments purchased	—	188	—
Fund shares redeemed	1,149	50	2,725
Dividends	—	—	—
Accrued investment advisory fees	13	15	41
Accrued administration and fund accounting fees	10	6	37
Accrued shareholder servicing fees	9	3	69
Accrued custody fees	2	5	8
Accrued registration fees	—	1	—
Accrued distribution fees	—	—	—
Other accrued expenses	11	9	20
Total liabilities	2,082	277	2,900
NET ASSETS	$112,620	$97,889	$501,583
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$115,485	$86,703	$609,104
Accumulated undistributed income:
Net investment income (loss)	88	29	(770)
Net realized loss on investments and foreign currency transactions	(16,259)	(11,108)	(170,561)
Net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	13,306	22,265	63,810
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$112,620	$97,889	$501,583
Capital Shares, $1.00 par value ($0.01 par value for Money Market Funds):
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Investor Class	9,667	8,937	39,306
Service Class	—	—	—
TOTAL SHARES ISSUED AND OUTSTANDING	9,667	8,937	39,306
NET ASSET VALUE PER SHARE – INVESTOR CLASS	$11.65	$10.95	$12.76
NET ASSET VALUE PER SHARE – SERVICE CLASS	$—	$—	$—

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009 (Unaudited) (in thousands except per share data)
TrendStar Small Cap Fund	International Fund	International Discovery Fund	Bond Fund	Money Market Fund Federal Portfolio	Money Market Fund Prime Portfolio	Tax-Free Money Market Fund

$11,457	$3,977,669	$26,213	$127,934	$285,472	$546,912	$169,915
$12,566	$4,906,087	$27,332	$131,750	$285,472	$546,912	$169,915
1	38,777	17	1	58	5,200	272

121	—	—	2,003	—	—	—
5	7,515	45	—	—	—	—
—	—	—	949	576	1,024	348
1	10,649	320	722	—	6	—
35	—	118	—	4	—	—
21	121	17	25	28	37	26
12,750	4,963,149	27,849	135,450	286,138	553,179	170,561

—	—	—	—	—	—	—

67	—	234	1,977	1,524	—	—
3	3,198	2	154	—	67	—
—	—	—	89	5	7	3
—	389	—	2	—	2	1
6	234	6	9	26	42	17
5	24	5	8	8	12	8
4	60	5	6	9	17	4
—	22	—	—	1	1	2
—	—	—	—	—	—	—
15	148	9	21	42	73	26
100	4,075	261	2,266	1,615	221	61
$12,650	$4,959,074	$27,588	$133,184	$284,523	$552,958	$170,500

$47,133	$4,376,289	$27,920	$130,873	$284,528	$553,036	$170,527

(41)	(3,182)	(81)	(24)	—	—	—
(35,551)	(342,508)	(1,370)	(1,481)	(5)	(78)	(27)

1,109	928,475	1,119	3,816	—	—	—
$12,650	$4,959,074	$27,588	$133,184	$284,523	$552,958	$170,500

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

1,701	170,168	3,299	11,629	199,471	366,484	150,240
—	—	—	—	85,092	186,582	20,342
1,701	170,168	3,299	11,629	284,563	553,066	170,582
$7.44	$29.14	$8.36	$11.45	$1.00	$1.00	$1.00
$—	$—	$—	$—	$1.00	$1.00	$1.00

DECEMBER 31, 2009

STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2009 (Unaudited)
(in thousands)

	Stock Fund		Mid Cap Fund		Small Cap Fund

INVESTMENT INCOME:
Interest income	$1		$—		$6
Dividend income	1,138	(1)	633	(1)	1,855
Total investment income	1,139		633		1,861
EXPENSES:
Investment advisory fees	338		301		1,895
Administration and fund accounting fees	56		39		221
Shareholder servicing fees	83		40		383
Professional fees	15		13		16
Federal and state registration fees	22		10		12
Custody fees	9		11		34
Reports to shareholders	10		6		42
Insurance fees	1		—		6
Directors’ fees	2		1		11
Distribution fees	—		—		—
Treasury insurance fees	—		—		—
Other expenses	6		6		11
Total expenses before waiver or recovery of fees	542		427		2,631
Waiver (recovery of fees)	34		(30)		—
Net expenses	508		457		2,631
Net investment income (loss)	631		176		(770)
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments	1,805		3,981		47,042
Net realized gain on foreign currency transactions	—		—		—
Net increase in unrealized appreciation/depreciation on investments
and translation of assets and liabilities in foreign currencies	15,585		15,426		29,127
Net realized and unrealized gain (loss) on investments and foreign currencies	17,390		19,407		76,169
Net increase in net assets resulting from operations	$18,021		$19,583		$75,399

(1)	Net of foreign tax withholding of (in thousands) $19, $4, $1, $2,902 and $13, respectively.

(2)	Including (in thousands) $488, $862 and $186, respectively, of voluntarily waived Investment Advisory fees and $249, $473 and $48, respectively, of voluntarily waived Distribution fees.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

TrendStar Small Cap Fund		International Fund		International Discovery Fund	Bond Fund	Money Market Fund Federal Portfolio	Money Market Fund Prime Portfolio	Tax-Free Money Market Fund

$—		$51		$1	$2,078	$289	$802	$297
34	(1)	32,415	(1)	114 (1)	—	—	—	—
34		32,466		115	2,078	289	802	297

43		15,707		105	265	437	1,008	244
38		1,256		38	53	150	252	91
27		2,759		34	77	35	49	30
14		80		13	12	18	21	15
17		153		9	12	20	22	19
8		447		11	18	30	55	14
3		282		4	12	15	39	8
—		38		—	1	4	9	2
—		86		—	3	6	13	3
—		—		—	—	249	473	48
—		—		—	—	—	64	15
4		50		11	12	7	18	11
154		20,858		225	465	971	2,023	500
79		—		49	87	737 (2)	1,335 (2)	234	(2)
75		20,858		176	378	234	688	266
(41)		11,608		(61)	1,700	55	114	31

77		2,647		(63)	305	(3)	(2)	—
—		3,516		31	—	—	—	—
1,632		928,660		3,765	726	—	—	—
1,709		934,823		3,733	1,031	(3)	(2)	—
$1,668		$946,431		$3,672	$2,731	$52	$112	$31

DECEMBER 31, 2009

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Stock Fund
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$631	$1,195
Net realized gain (loss) on investments and foreign currency transactions	1,805	(18,064)
Net increase (decrease) in unrealized appreciation/depreciation on investments
and translation of assets and liabilities in foreign currencies	15,585	(9,140)
Net increase (decrease) in net assets resulting from operations	18,021	(26,009)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Investor Class	(603)	(1,169)
Service Class	—	—
Net realized gain on investments and foreign currency transactions
Investor Class	—	(1,354)
Service Class	—	—
Total distributions to shareholders	(603)	(2,523)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares sold	19,100	96,134
Shares issued for reinvestment of distributions	528	2,280
Redemption fees	—	—
Shares redeemed	(28,990)	(55,654)
Net increase (decrease) from capital share transactions	(9,362)	42,760
Service Class
Shares sold	—	—
Shares issued for reinvestment of distributions	—	—
Redemption fees	—	—
Shares redeemed	—	—
Net increase (decrease) from capital share transactions	—	—
Net increase (decrease) from capital share transactions	(9,362)	42,760
Net increase (decrease) in net assets	8,056	14,228
NET ASSETS:
Beginning of period	104,564	90,336
End of period	$112,620	$104,564
Undistributed net investment income	88	60
TRANSACTIONS IN SHARES:
Investor Class
Shares sold	1,769	8,861
Shares reinvested	46	230
Shares redeemed	(2,651)	(5,549)
Net increase (decrease)	(836)	3,542
Service Class
Shares sold	—	—
Shares reinvested	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Net increase (decrease)	(836)	3,542

*	The information presented is for the period October 1, 2008 through June 30, 2009.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

Mid Cap Fund		Small Cap Fund		TrendStar Small Cap Fund		International Fund
Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Period Ended June 30, 2009*	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

$176	$137	$(770)	$(1,791)	$(41)	$(38)	$11,608	$47,344
3,981	(13,394)	47,042	(204,432)	77	(4,476)	6,163	(348,414)
15,426	3,108	29,127	(18,152)	1,632	1,054	928,660	(833,660)
19,583	(10,149)	75,399	(224,375)	1,668	(3,460)	946,431	(1,134,730)

(167)	(112)	—	—	—	—	(16,494)	(47,489)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	(116,491)
—	—	—	—	—	—	—	—
(167)	(112)	—	—	—	—	(16,494)	(163,980)

26,442	29,746	43,559	180,999	3,445	2,562	993,788	1,606,709
103	69	—	—	—	—	15,930	157,703
—	7	14	35	—	—	72	576
(3,655)	(8,205)	(92,974)	(154,835)	(3,082)	(8,164)	(403,624)	(1,087,615)
22,890	21,617	(49,401)	26,199	363	(5,602)	606,166	677,373

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
22,890	21,617	(49,401)	26,199	363	(5,602)	606,166	677,373
42,306	11,356	25,998	(198,176)	2,031	(9,062)	1,536,103	(621,337)

55,583	44,227	475,585	673,761	10,619	19,681	3,422,971	4,044,308
$97,889	$55,583	$501,583	$475,585	$12,650	$10,619	$4,959,074	$3,422,971
29	20	(770)	—	(41)	—	(3,182)	1,704

2,601	3,824	3,701	15,586	505	436	36,271	70,156
10	8	—	—	—	—	560	7,401
(370)	(1,057)	(7,711)	(14,085)	(456)	(1,394)	(14,652)	(46,076)
2,241	2,775	(4,010)	1,501	49	(958)	22,179	31,481

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
2,241	2,775	(4,010)	1,501	49	(958)	22,179	31,481

DECEMBER 31, 2009

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)
	International Discovery Fund
	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(61)	$106
Net realized gain (loss) on investments and foreign currency transactions	(32)	(1,328)
Net increase (decrease) in unrealized appreciation/depreciation on investments
and translation of assets and liabilities in foreign currencies	3,765	(2,143)
Net increase (decrease) in net assets resulting from operations	3,672	(3,365)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Investor Class	(25)	(101)
Service Class	—	—
Net realized gain on investments and foreign currency transactions
Investor Class	—	(145)
Service Class	—	—
Total distributions to shareholders	(25)	(246)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares sold	9,909	8,693
Shares issued for reinvestment of distributions	20	213
Redemption fees	—	1
Shares redeemed	(1,170)	(2,518)
Net increase (decrease) from capital share transactions	8,759	6,389
Service Class
Shares sold	—	—
Shares issued for reinvestment of distributions	—	—
Redemption fees	—	—
Shares redeemed	—	—
Net increase (decrease) from capital share transactions	—	—
Net increase (decrease) from capital share transactions	8,759	6,389
Net increase (decrease) in net assets	12,406	2,778
NET ASSETS:
Beginning of period	15,182	12,404
End of period	$27,588	$15,182
Undistributed net investment income	(81)	5
TRANSACTIONS IN SHARES:
Investor Class
Shares sold	1,256	1,241
Shares reinvested	2	33
Shares redeemed	(145)	(363)
Net increase (decrease)	1,113	911
Service Class
Shares sold	—	—
Shares reinvested	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Net increase (decrease)	1,113	911

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

Bond Fund		Money Market Fund Federal Portfolio		Money Market Fund Prime Portfolio		Tax-Free Money Market Fund
Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009

$1,700	$3,221	$55	$1,598	$114	$5,527	$31	$1,145
305	143	(3)	10	(2)	(32)	—	—
726	3,267	—	—	—	—	—	—
2,731	6,631	52	1,608	112	5,495	31	1,145

(1,725)	(3,268)	(36)	(1,057)	(78)	(4,211)	(27)	(1,058)
—	—	(19)	(541)	(36)	(1,316)	(4)	(87)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(1,725)	(3,268)	(55)	(1,598)	(114)	(5,527)	(31)	(1,145)

27,521	68,697	131,300	330,267	258,113	463,571	127,811	251,973
1,180	2,010	—	183	4	1,313	—	67
—	—	—	—	—	—	—	—
(25,640)	(33,043)	(117,300)	(312,109)	(292,796)	(590,190)	(99,886)	(254,393)
3,061	37,664	14,000	18,341	(34,679)	(125,306)	27,925	(2,353)

—	—	615,619	1,044,924	137,586	932,295	28,279	51,944
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(621,382)	(1,099,373)	(133,705)	(1,155,021)	(26,303)	(58,466)
—	—	(5,763)	(54,449)	3,881	(222,726)	1,976	(6,522)
3,061	37,664	8,237	(36,108)	(30,798)	(348,032)	29,901	(8,875)
4,067	41,027	8,234	(36,098)	(30,800)	(348,064)	29,901	(8,875)

129,117	88,090	276,289	312,387	583,758	931,822	140,599	149,474
$133,184	$129,117	$284,523	$276,289	$552,958	$583,758	$170,500	$140,599
(24)	1	—	—	—	—	—	—

2,396	6,127	131,300	330,267	258,113	463,571	127,810	251,973
102	180	—	183	5	1,313	—	67
(2,233)	(2,971)	(117,300)	(312,109)	(292,796)	(590,190)	(99,886)	(254,393)
265	3,336	14,000	18,341	(34,678)	(125,306)	27,924	(2,353)

—	—	615,619	1,044,924	137,586	932,295	28,280	51,944
—	—	—	—	—	—	—	—
—	—	(621,382)	(1,099,373)	(133,705)	(1,155,021)	(26,303)	(58,466)
—	—	(5,763)	(54,449)	3,881	(222,726)	1,977	(6,522)
265	3,336	8,237	(36,108)	(30,797)	(348,032)	29,901	(8,875)

DECEMBER 31, 2009

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT STOCK FUND*
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.96		$12.98	$15.23	$15.09	$15.33	$14.95
Income from investment operations:
Net investment income	0.06		0.11	0.16	0.17	0.14	0.13
Net realized and unrealized gain (loss) on securities	1.69		(2.88)	(0.50)	1.78	1.79	0.71
Total from investment operations	1.75		(2.77)	(0.34)	1.95	1.93	0.84
Distributions from:
Net investment income	(0.06)		(0.11)	(0.15)	(0.17)	(0.15)	(0.13)
Net realized gain on securities	—		(0.14)	(1.76)	(1.64)	(2.02)	(0.33)
Total distributions	(0.06)		(0.25)	(1.91)	(1.81)	(2.17)	(0.46)
Net asset value, end of period	$11.65		$9.96	$12.98	$15.23	$15.09	$15.33
Total return	17.58	%(a)	(21.34)%	(3.14)%	13.52%	13.05%	5.67%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$113		$105	$90	$93	$116	$93
Ratio of expenses to average net assets:
Net of waivers/recovery of fees	0.90	%(b)	0.90%	0.90%	0.90%	0.90%	0.88%
Before waivers/recovery of fees	0.96	%(b)	0.94%	0.93%	0.88%	0.93%	0.89%
Ratio of net investment income to average net assets:
Net of waivers/recovery of fees	1.12	%(b)	1.13%	1.08%	1.11%	1.04%	0.75%
Before waivers/recovery of fees	1.06	%(b)	1.09%	1.05%	1.13%	1.01%	0.74%
Portfolio turnover rate	35	%(a)	46%	77%	71%	60%	62%

*	Effective April 1, 2005, the Fund’s investment objective and certain investment policies changed.
(a)	Not annualized.
(b)	Annualized.

SCOUT MID CAP FUND (Fund Inception October 31, 2006)
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008	2007
Net asset value, beginning of period	$8.30		$11.28	$12.01	$10.00
Income from investment operations:
Net investment income	0.02		0.02	—	0.01
Net realized and unrealized gain (loss) on securities	2.65		(2.98)	0.17	2.01
Total from investment operations	2.67		(2.96)	0.17	2.02
Distributions from:
Net investment income	(0.02)		(0.02)	—	(0.01)
Tax return of capital	—		—	(0.07)	—
Net realized gain on securities	—		—	(0.83)	—
Total distributions	(0.02)		(0.02)	(0.90)	(0.01)
Net asset value, end of period	$10.95		$8.30	$11.28	$12.01
Total return	32.17	%(a)	(26.27)%	1.39%	20.26	%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$98		$56	$44	$30
Ratio of expenses to average net assets:
Net of waivers/recovery of fees	1.22	%(b)	1.40%	1.40%	1.40	%(b)
Before waivers/recovery of fees	1.14	%(b)	1.39%	1.31%	1.93	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers/recovery of fees	0.47	%(b)	0.35%	(0.49)%	(0.06	)%(b)
Before waivers/recovery of fees	0.55	%(b)	0.36%	(0.40)%	(0.59	)%(b)
Portfolio turnover rate	26	%(a)	360%	415%	234	%(a)

(a)	Not annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT SMALL CAP FUND
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.98		$16.11	$18.91	$17.40	$15.36	$14.88
Income from investment operations:
Net investment loss	(0.02)		(0.04)	—	—	—	—
Net realized and unrealized gain (loss) on securities	1.80		(5.09)	(1.40)	2.45	2.45	1.08
Total from investment operations	1.78		(5.13)	(1.40)	2.45	2.45	1.08
Distributions from:
Net realized gain on securities	—		—	(1.40)	(0.94)	(0.41)	(0.60)
Total distributions	—		—	(1.40)	(0.94)	(0.41)	(0.60)
Net asset value, end of period	$12.76		$10.98	$16.11	$18.91	$17.40	$15.36
Total return	16.21	%(a)	(31.84)%	(7.90)%	14.70%	16.16%	7.34%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$502		$476	$674	$719	$594	$330
Ratio of expenses to average net assets	1.04	%(b)	1.08%	1.01%	1.02%	1.06%	0.96%
Ratio of net investment loss to average net assets	(0.30	)%(b)	(0.36)%	(0.45)%	(0.13)%	(0.09)%	(0.23)%
Portfolio turnover rate	148	%(a)	327%	226%	207%	92%	66%

(a)	Not annualized.
(b)	Annualized.

SCOUT TRENDSTAR SMALL CAP FUND (Fund Inception October 31, 2003)*
	For the Six Months Ended December 31, 2009		For the Period Ended June 30,		For the Periods Ended September 30,
	(Unaudited)		2009**		2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.43		$7.54		$12.61	$12.19	$11.94	$10.48	$10.00
Income from investment operations:
Net investment loss	(0.01)		(0.02)		(0.29)	(0.12)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on securities	1.02		(1.09)		(2.89)	1.70	0.59	1.68	0.53
Total from investment operations	1.01		(1.11)		(3.18)	1.58	0.49	1.61	0.48
Distributions from:
Tax return of capital	—		—		— (c)	—	—	—	—
Net realized gain on securities	—		—		(1.89)	(1.16)	(0.24)	(0.15)	—
Total distributions	—		—		(1.89)	(1.16)	(0.24)	(0.15)	—
Paid in capital from redemption fees	—		—		— (d)	— (d)	—	—	—
Net asset value, end of period	$7.44		$6.43		$7.54	$12.61	$12.19	$11.94	$10.48
Total return	15.71	%(a)	(14.72	)%(a)	(28.20)%	13.44%	4.08%	15.37%	4.80	%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$13		$11		$20	$171	$235	$193	$73
Ratio of expenses to average net assets:
Net of waivers	1.30	%(b)	1.40	%(b)	1.40%	1.37%	1.36%	1.39%	1.40	%(b)
Before waivers	2.66	%(b)	1.57	%(b)	1.42%	1.37%	1.36%	1.39%	1.44	%(b)
Ratio of net investment loss to average net assets:
Net of waivers	(0.71	)%(b)	(0.50	)%(b)	(0.84)%	(0.79)%	(0.76)%	(0.90)%	(0.81	)%(b)
Before waivers	(2.07	)%(b)	(0.67	)%(b)	(0.86)%	(0.79)%	(0.76)%	(0.90)%	(0.85	)%(b)
Portfolio turnover rate	42	%(a)	42	%(a)	53%	21%	37%	12%	14	%(a)

*
Financial information from inception through June 30, 2009 is for the TrendStar Small-Cap Fund, which was reorganized into the Scout Funds family as the Scout TrendStar Small Cap Fund on June 30, 2009.

**	The Fund elected to change its fiscal year end from September to June. The information presented is for the period October 1, 2008 through June 30, 2009.
(a)	Not annualized.
(b)	Annualized.
(c)	Return of capital resulted in less than $0.005 per share.
(d)	Redemption fees resulted in less than $0.005 per share.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT INTERNATIONAL FUND (Formerly known as the UMB Scout WorldWide Fund)*
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$23.13		$34.71	$36.35	$29.80	$24.64	$21.33
Income from investment operations:
Net investment income	0.07		0.34	0.43	0.48	0.26	0.22
Net realized and unrealized gain (loss) on securities	6.04		(10.59)	(1.02)	7.82	5.47	3.31
Total from investment operations	6.11		(10.25)	(0.59)	8.30	5.73	3.53
Distributions from:
Net investment income	(0.10)		(0.35)	(0.45)	(0.45)	(0.27)	(0.22)
Net realized gain on securities	—		(0.98)	(0.60)	(1.30)	(0.30)	—
Total distributions	(0.10)		(1.33)	(1.05)	(1.75)	(0.57)	(0.22)
Net asset value, end of period	$29.14		$23.13	$34.71	$36.35	$29.80	$24.64
Total return	26.42	%(a)	(29.17)%	(1.71)%	28.47%	23.36%	16.58%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$4,959		$3,423	$4,044	$3,405	$2,637	$1,325
Ratio of expenses to average net assets	0.96	%(b)	1.02%	0.96%	0.97%	1.03%	1.04%
Ratio of net investment income to average net assets	0.53	%(b)	1.56%	1.32%	1.50%	1.08%	1.10%
Portfolio turnover rate	7	%(a)	16%	17%	19%	23%	19%

*	Until October 31, 2006.
(a)	Not annualized.
(b)	Annualized.

SCOUT INTERNATIONAL DISCOVERY FUND (Fund Inception December 31, 2007)
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008
Net asset value, beginning of period	$6.95		$9.73	$10.00
Income from investment operations:
Net investment income (loss)	(0.02)		0.05	0.06
Net realized and unrealized gain (loss) on securities	1.44		(2.69)	(0.27)
Total from investment operations	1.42		(2.64)	(0.21)
Distributions from:
Net investment income	(0.01)		(0.05)	(0.06)
Net realized gain on securities	—		(0.09)	—
Total distributions	(0.01)		(0.14)	(0.06)
Net asset value, end of period	$8.36		$6.95	$9.73
Total return	20.40	%(a)	(26.99)%	(2.09	)%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$28		$15	$12
Ratio of expenses to average net assets:
Net of waivers	1.60	%(b)	1.60%	1.60	%(b)
Before waivers	2.04	%(b)	3.27%	3.35	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers	(0.55	)%(b)	0.94%	1.98	%(b)
Before waivers	(0.99	)%(b)	(0.73)%	0.23	%(b)
Portfolio turnover rate	6	%(a)	15%	12	%(a)

(a)	Not annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT BOND FUND
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.36		$10.97	$10.74	$10.66	$11.16	$11.15
Income from investment operations:
Net investment income	0.15		0.36	0.41	0.44	0.39	0.41
Net realized and unrealized gain (loss) on securities	0.09		0.39	0.23	0.08	(0.47)	0.04
Total from investment operations	0.24		0.75	0.64	0.52	(0.08)	0.45
Distributions from:
Net investment income	(0.15)		(0.36)	(0.41)	(0.44)	(0.42)	(0.41)
Net realized gain on securities	—		—	—	—	—	(0.03)
Total distributions	(0.15)		(0.36)	(0.41)	(0.44)	(0.42)	(0.44)
Net asset value, end of period	$11.45		$11.36	$10.97	$10.74	$10.66	$11.16
Total return	2.12	%(a)	6.99%	6.02%	4.90%	(0.71)%	4.08%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$133		$129	$88	$93	$119	$76
Ratio of expenses to average net assets:
Net of waivers/recovery of fees	0.57	%(b)	0.57%	0.87%	0.87%	0.87%	0.87%
Before waivers/recovery of fees	0.70	%(b)	0.71%	0.91%	0.87%	0.90%	0.89%
Ratio of net investment income to average net assets:
Net of waivers/recovery of fees	2.56	%(b)	3.18%	3.67%	4.04%	3.74%	3.65%
Before waivers/recovery of fees	2.43	%(b)	3.04%	3.63%	4.05%	3.71%	3.63%
Portfolio turnover rate	19	%(a)	46%	74%	34%	11%	25%
(a)	Not annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO – INVESTOR CLASS
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008		2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—		0.01	0.03		0.05		0.04		0.02
Distributions from:
Net investment income	—		(0.01)	(0.03)		(0.05)		(0.04)		(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Total return	0.02	%(a)	0.61%	3.38%		4.82%		3.62%		1.69%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$200		$185	$167		$278		$205		$203
Ratio of expenses to average net assets:
Net of waivers	0.16	%(b)(c)	0.48%	0.47	%(d)	0.46	%(d)	0.50	%(d)	0.51	%(d)
Before waivers	0.50	%(b)	0.52%	0.47%		0.46%		0.50%		0.51%
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.04	%(b)(c)	0.59%	3.26	%(d)	4.73	%(d)	3.58	%(d)	1.65	%(d)
Before waivers	(0.30	)%(b)	0.55%	3.26%		4.73%		3.58%		1.65%

(a)	Not annualized.
(b)	Annualized.
(c)	The Advisor has voluntarily waived (in thousands) $321 of Investment Advisory fees.
(d)	Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO – SERVICE CLASS (Class Inception July 18, 2007)
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	—		—	0.03
Distributions from:
Net investment income	—		—	(0.03)
Net asset value, end of period	$1.00		$1.00	$1.00
Total return	0.02	%(a)	0.36%	2.69	%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$85		$91	$145
Ratio of expenses to average net assets:
Net of waivers	0.16	%(b)(c)	0.78%	1.02	%(b)(d)
Before waivers	1.00	%(b)	1.02%	1.02	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.04	%(b)(c)	0.39%	2.88	%(b)(d)
Before waivers	(0.80	)%(b)	0.15%	2.88	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	The Advisor has voluntarily waived (in thousands) $167 and $249 of Investment Advisory and Distribution fees, respectively.
(d)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO – INVESTOR CLASS
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008		2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—		0.01	0.04		0.05		0.04		0.02
Distributions from:
Net investment income	—		(0.01)	(0.04)		(0.05)		(0.04)		(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Total return	0.02	%(a)	0.81%	3.58%		4.90%		3.68%		1.71%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$366		$401	$526		$671		$572		$517
Ratio of expenses to average net assets:
Net of waivers	0.23	%(b)(c)	0.50%	0.48	%(d)	0.46	%(d)	0.50	%(d)	0.50	%(d)
Before waivers	0.52	%(b)	0.53%	0.48%		0.46%		0.50%		0.50%
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.04	%(b)(c)	0.84%	3.47	%(d)	4.80	%(d)	3.64	%(d)	1.69	%(d)
Before waivers	(0.25	)%(b)	0.81%	3.47%		4.80%		3.64%		1.69%

(a)	Not annualized.
(b)	Annualized.
(c)	The Advisor has voluntarily waived (in thousands) $587 of Investment Advisory fees.
(d)	Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO – SERVICE CLASS (Class Inception July 18, 2007)
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	—		0.01	0.03
Distributions from:
Net investment income	—		(0.01)	(0.03)
Net asset value, end of period	$1.00		$1.00	$1.00
Total return	0.02	%(a)	0.54%	2.88	%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$187		$183	$406
Ratio of expenses to average net assets:
Net of waivers	0.23	%(b)(c)	0.80%	1.03	%(b)(d)
Before waivers	1.02	%(b)	1.03%	1.03	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.04	%(b)(c)	0.58%	3.10	%(b)(d)
Before waivers	(0.75	)%(b)	0.35%	3.10	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	The Advisor has voluntarily waived (in thousands) $275 and $473 of Investment Advisory and Distribution fees, respectively.
(d)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT TAX-FREE MONEY MARKET FUND – INVESTOR CLASS
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008		2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—		0.01	0.02		0.03		0.02		0.01
Distributions from:
Net investment income	—		(0.01)	(0.02)		(0.03)		(0.02)		(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Total return	0.02	%(a)	0.70%	2.36%		3.14%		2.37%		1.25%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$150		$122	$124		$140		$110		$147
Ratio of expenses to average net assets:
Net of waivers	0.32	%(b)(c)	0.58%	0.53	%(d)	0.49	%(d)	0.53	%(d)	0.51	%(d)
Before waivers	0.55	%(b)	0.58%	0.53%		0.49%		0.53%		0.51%
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.04	%(b)(c)	0.68%	2.29	%(d)	3.10	%(d)	2.33	%(d)	1.24	%(d)
Before waivers	(0.19	)%(b)	0.68%	2.29%		3.10%		2.33%		1.24%

(a)	Not annualized.
(b)	Annualized.
(c)	The Advisor has voluntarily waived (in thousands) $164 of Investment Advisory fees.
(d)	Ratio reflects no waiver.

SCOUT TAX-FREE MONEY MARKET FUND – SERVICE CLASS (Class Inception July 18, 2007)
	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008
Net asset value, beginning of period	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	—		—	0.02
Distributions from:
Net investment income	—		—	(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00
Total return	0.02	%(a)	0.44%	1.75	%(a)
Ratios/Supplemental Data
Net assets, end of period (in millions)	$21		$19	$25
Ratio of expenses to average net assets:
Net of waivers	0.32	%(b)(c)	0.84%	1.08	%(b)(d)
Before waivers	1.05	%(b)	1.08%	1.08	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.04	%(b)(c)	0.45%	1.87	%(b)(d)
Before waivers	(0.69	)%(b)	0.21%	1.87	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	The Advisor has voluntarily waived (in thousands) $22 and $48 of Investment Advisory and Distribution fees, respectively.
(d)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
December 31, 2009 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following ten diversified portfolios: Scout Stock Fund (“Stock”), Scout Mid Cap Fund (“Mid Cap”), Scout Small Cap Fund (“Small Cap”), Scout TrendStar Small Cap Fund (“TrendStar Small Cap”), Scout International Fund (“International”), Scout International Discovery Fund (“International Discovery”), Scout Bond Fund (“Bond”), Scout Money Market Fund – Federal Portfolio (“Money Market – Federal Portfolio”), Scout Money Market Fund – Prime Portfolio (“Money Market – Prime Portfolio”) and Scout Tax-Free Money Market Fund (“Tax-Free Money Market”), (individually referred to as a “Fund,” or collectively as the “Funds”). Prior to October 2006, the Scout International Fund was known as the UMB Scout WorldWide Fund. Prior to June 2009, the Trust was known as UMB Scout Funds. On June 30, 2009, the TrendStar Small-Cap Fund series of TrendStar Investment Trust was reorganized into the Scout TrendStar Small Cap Fund, which commenced its operations on July 1, 2009 and is the successor to the TrendStar Small-Cap Fund. For financial statement purposes, the Scout TrendStar Small Cap Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the predecessor fund is included in these financial statements.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
Stock	Long-term growth of capital and income
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
TrendStar Small Cap	Long-term growth of capital
International	Long-term growth of capital and income
International Discovery	Long-term growth of capital
Bond	Maximum current income consistent with
quality and maturity standards
Money Market – Federal Portfolio	Maximum income consistent with safety
of principal and liquidity
Money Market – Prime Portfolio	Maximum income consistent with safety
of principal and liquidity
Tax-Free Money Market	Highest level of income exempt from
federal income tax consistent with quality
and maturity standards

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Security Valuations — Each security listed on an exchange, except Nasdaq National Market® and Nasdaq SmallCap® securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. Nasdaq National Market® and Nasdaq SmallCap® securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Money market holdings are valued at amortized cost according to Rule 2a-7 of the Investment Company Act of 1940.

If the market price of a portfolio security is not readily available, or the valuation methods mentioned above do not reflect the security’s fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds’ advisor will value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its net asset value (“NAV”). The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. Securities held in the International and International Discovery Funds may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. These Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation on investments are reported on the identified cost basis, which is also used for income tax purposes.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Fair Value Measurements and Disclosures effective for financial statements issued for interim and annual periods beginning after November 15, 2007. Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The Funds adopted Fair Value Measurements and Disclosures on July 1, 2008.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 —	quoted prices in active markets for identical securities;
•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates and evaluated quotations obtained from pricing services); or
•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

(Continued on next page)
DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Funds’ assets:

Stock:
Sector	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$11,409,180	$—	$—	$11,409,180
Consumer Staples	10,166,260	—	—	10,166,260
Energy	15,424,085	—	—	15,424,085
Financials	15,828,365	—	—	15,828,365
Health Care	15,369,620	—	—	15,369,620
Industrials	13,551,900	—	—	13,551,900
Information Technology	20,839,640	—	—	20,839,640
Materials	6,385,960	—	—	6,385,960
Utilities	3,530,600	—	—	3,530,600
Totals	$112,505,610	$—	$—	$112,505,610

Mid Cap:
Sector	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$15,171,877	$—	$—	$15,171,877
Consumer Staples	4,116,841	—	—	4,116,841
Energy	12,091,080	—	—	12,091,080
Financials	16,831,845	—	—	16,831,845
Health Care	7,670,854	—	—	7,670,854
Industrials	15,776,908	—	—	15,776,908
Information Technology	15,700,771	—	—	15,700,771
Materials	5,552,207	—	—	5,552,207
Telecommunication Services	1,108,394	—	—	1,108,394
Utilities	1,715,880	—	—	1,715,880
U.S. Government and Agencies	—	1,348,000	—	1,348,000
Totals	$95,736,657	$1,348,000	$—	$97,084,657

Small Cap:
Sector	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$57,016,936	$—	$—	$57,016,936
Consumer Staples	10,194,800	—	—	10,194,800
Energy	52,591,795	—	—	52,591,795
Financials	17,161,150	—	—	17,161,150
Health Care	36,047,950	—	—	36,047,950
Industrials	148,174,428	—	—	148,174,428
Information Technology	137,617,320	—	—	137,617,320
Materials	41,799,477	—	—	41,799,477
U.S. Government and Agencies	—	3,465,999	—	3,465,999
Totals	$500,603,856	$3,465,999	$—	$504,069,855

TrendStar Small Cap:
Sector	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$995,325	$—	$—	$995,325
Consumer Staples	248,183	—	—	248,183
Energy	682,473	—	—	682,473
Financials	1,146,578	—	—	1,146,578
Health Care	2,507,775	—	—	2,507,775
Industrials	1,541,433	—	—	1,541,433
Information Technology	5,114,439	—	—	5,114,439
Miscellaneous	287,025	—	—	287,025
U.S. Government and Agencies	—	43,000	—	43,000
Totals	$12,523,231	$43,000	$—	$12,566,231

SCOUT FUNDS SEMIANNUAL REPORT

International:
Sector	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$416,541,279	$—	$416,541,279
Consumer Staples	—	610,065,889	—	610,065,889
Energy	187,285,185	327,170,761	—	514,455,946
Financials	226,385,017	799,528,594	—	1,025,913,611
Health Care	39,742,874	491,818,058	—	531,560,932
Industrials	124,083,270	369,266,987	—	493,350,257
Information Technology	—	536,989,563	—	536,989,563
Materials	190,824,110	211,265,699	—	402,089,809
Telecommunication Services	35,052,144	158,635,692	—	193,687,836
Utilities	28,714,827	31,450,140	—	60,164,967
U.S. Government and Agencies	—	121,266,961	—	121,266,961
Totals	$832,087,427	$4,073,999,623	$—	$4,906,087,050

International Discovery:
Sector	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$3,745,317	$—	$3,745,317
Consumer Staples	267,054	1,537,619	—	1,804,673
Energy	—	1,483,218	—	1,483,218
Financials	599,215	3,642,145	—	4,241,360
Health Care	—	2,176,943	—	2,176,943
Industrials	—	4,617,297	—	4,617,297
Information Technology	268,606	2,872,854	—	3,141,460
Materials	—	2,366,044	—	2,366,044
Miscellaneous	515,220	576,084	—	1,091,304
Telecommunication Services	—	591,794	—	591,794
Utilities	—	176,950	—	176,950
U.S. Government and Agencies	—	1,895,999	—	1,895,999
Totals	$1,650,095	$25,682,264	$—	$27,332,359

Bond:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$870,996	$—	$870,996
Corporate Debt	—	52,731,242	—	52,731,242
U.S. Government and Agencies	—	78,147,726	—	78,147,726
Totals	$—	$131,749,964	$—	$131,749,964

Money Market – Federal Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$285,471,649	$—	$285,471,649
Totals	$—	$285,471,649	$—	$285,471,649

Money Market – Prime Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$354,521,993	$—	$354,521,993
Corporate Debt	—	74,918,800	—	74,918,800
Municipal Bonds	—	7,355,000	—	7,355,000
U.S. Government and Agencies	—	110,115,733	—	110,115,733
Totals	$—	$546,911,526	$—	$546,911,526

Tax-Free Money Market:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$23,139,000	$—	$23,139,000
Municipal Bonds	—	146,775,915	—	146,775,915
Totals	$—	$169,914,915	$—	$169,914,915

DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

In March 2008, FASB issued Derivatives and Hedging effective for fiscal years and interim periods beginning after November 15, 2008. Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds adopted Derivatives and Hedging on June 30, 2009.

The International and International Discovery Funds’ policies permit the Funds to enter into forward foreign currency exchange contracts (“FFCECs”) principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. The investment policies of the remaining Funds are such that they are not permitted to invest in FFCECs. FFCECs involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The FFCECs were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into FFCECs include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.

During the six months ended December 31, 2009, the International Fund entered into 45 contracts resulting in a realized gain of (in thousands) $623. The International Discovery Fund entered into 100 contracts resulting in a realized loss of (in thousands) $8. These amounts are included within “Net realized gain from foreign currency transactions” on the Statement of Operations.

As of December 31, 2009, the International Discovery Fund held one open FFCEC resulting in an immaterial unrealized gain included within “Net increase in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies” on the Statement of Operations.

b)
Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Standard Time on December 31, 2009.

ii.
Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

c)
Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.  Therefore no federal income tax provision is required.

Effective December 31, 2007, FASB issued Accounting for Uncertainty in Income Taxes, a clarification of Accounting for Income Taxes.  Accounting for Uncertainty in Income Taxes establishes financial  accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2009.  Also, the Funds have recognized no interest and/or penalties related to uncertain tax benefits for the six months ended December 31, 2009. At December 31, 2009, the tax years June 30, 2006 through June 30, 2009 remain open to examination in the Funds’ major tax jurisdictions.

As of June 30, 2009, the following Funds had net capital loss carryovers:

(in thousands)	Stock	Mid Cap	Small Cap	TrendStar Small Cap	International
For losses expiring June 30,
2011	$—	$—	$—	$—	$—
2012	—	—	—	—	—
2013	—	—	—	—	—
2014	—	—	—	—	—
2015	—	—	—	—	—
2016	—	—	7,205	—	—
2017	5,711	7,229	48,224	31,895	114,409
	$5,711	$7,229	$55,429	$31,895	$114,409

(in thousands)	International Discovery	Bond	Money Market –Federal Portfolio	Money Market –Prime Portfolio	Tax-Free Money Market
For losses expiring June 30,
2011	$—	$—	$—	$—	$25
2012	—	—	—	—	—
2013	—	53	—	—	—
2014	—	180	1	41	—
2015	—	680	1	3	—
2016	—	867	—	—	—
2017	116	—	—	—	2
	$116	$1,780	$2	$44	$27

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2009, the Bond and Money Market-Federal Portfolio Funds utilized (in thousands) $117 and $10, respectively, of their capital loss carryovers.

As of June 30, 2009, the Stock, Mid Cap, Small Cap, TrendStar Small Cap, International, International Discovery and Money Market-Prime Portfolio Funds had (in thousands): $12,353, $5,350, $151,509, $3,670, $234,022, $1,200 and $32 respectively, of post-October capital losses, which are deferred until July 1, 2009 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2009, the International Discovery Fund had (in thousands) $2 of post-October currency losses, which are deferred until July 1, 2009 for tax purposes. Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

SCOUT FUNDS SEMIANNUAL REPORT

d)
Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing  treatment for items such as net operating  losses.

e)
Treasury’s Temporary Guarantee Program — The Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds (each a “Fund” and together the “Funds”) entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). As of September 18, 2009, the Program is no longer in effect.

Under the Program, the Treasury guaranteed the share price of shares held in the Funds by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s NAV per share fell below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of Fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

Participation in the Program for the three-month period ended December 18, 2008 required a payment to the Treasury in the amount of 0.010% of the net asset value of the respective Fund as of September 19, 2008. The continued participation of the Funds in the Program through April 30, 2009 required an additional payment to the Treasury of 0.015% of the net asset value of the respective Fund as of September 19, 2008.

On March 31, 2009, the Treasury announced the further extension of its Temporary Guarantee Program for Money Market Funds until September 18, 2009, at which time the Program was scheduled to terminate for all money market funds. The Money Market – Prime Portfolio and Tax-Free Money Market Funds applied for continued participation in the Program for the period from May 1, 2009 through September 18, 2009. The continued participation of the Funds through September 18, 2009 required an additional payment to the Treasury in the amount of 0.015% of the net asset value of each of the participating Funds as of September 19, 2008. The Money Market – Federal Portfolio did not apply for continued participation and thus did not participate in the Program after April 30, 2009.

Each Fund covered the expense of its participation in the Program. Payments made were amortized over the period of the participation in the Program and were shown as “Treasury insurance fees” on the Statements of Operations for the six months ended December 31, 2009. Throughout the life of the Program, the Money Market - Federal Portfolio, Money Market - Prime Portfolio and Tax-Free Money Market Funds paid (in thousands) $81, $301 and $70, respectively, to participate in the Program.

f)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

g)
Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

h)
Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

i)
Multiple Share Class – Money Market Funds — The Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% Distribution fee. The Investor Class shares have no Distribution fee. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

For the six months ended December 31, 2009, the Advisor for the Money Market –Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds voluntarily waived (in thousands) $249, $473 and $48, respectively, of Distribution fees.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a)
Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with Scout Investment Advisors, Inc. (the “Advisor”). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2009 through December 31, 2009:

Stock — 0.60% of the first $1 billion of average daily net assets and 0.575% of average daily net assets over $1 billion.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

TrendStar Small Cap — 0.75% of average daily net assets.

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

International Discovery — 0.95% of the first $1 billion of average daily net assets and 0.85% of average daily net assets over $1 billion.

Bond — 0.40% of average daily net assets.

Money Market – Federal Portfolio and Tax-Free Money Market — 0.30% of average daily net assets.

Money Market – Prime Portfolio — 0.34% of average daily net assets.

Under an agreement with the Trust (the “Expense Limitation Agreement”), on behalf of the Stock, Mid Cap, International Discovery and Bond Funds, the Advisor has agreed to waive advisory fees and, if necessary, to assume certain other expenses in order to limit the total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) of the Stock, Mid Cap, International Discovery and Bond Funds to no more than 0.90%, 1.40%, 1.60% and 0.57% of each Fund’s average daily net assets (the “Expense Limit”), respectively, through October 31, 2010. The Advisor has also entered into an agreement to waive advisory fees and, if necessary, to assume certain other expenses through October 31, 2011 with respect to the Scout TrendStar Small Cap Fund in order to limit total annual operating expenses to no more than 1.30% (excluding any taxes, interest, brokerage fees and non-routine expenses). Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) for a fiscal year do not exceed the Expense Limit that was in place at the time the fees were waived or expenses were assumed. The Advisor shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed and no reimbursement will be sought for the periods prior to October 31, 2006 for the Stock, Mid Cap and Bond Funds.

(Continued on next page)

DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

For the six months ended December 31, 2009, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds voluntarily waived (in thousands) $488, $862 and $186, respectively, of Investment Advisory fees.

b)
Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2009 through December 31, 2009:

Stock, Mid Cap, Small Cap, TrendStar Small Cap, Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market — 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

Bond — 0.08% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

International and International Discovery — 0.12% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

c)
Redemption Fees — Shareholders of the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds will be charged a 2.00% Redemption fee for shares redeemed or exchanged within two months of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to capital. For the six months ended December 31, 2009, the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds received (in thousands) $0, $14, $0, $72 and $0, respectively, in Redemption fees.

d)	Sales Charges — The Funds are not subject to any Sales Charges (Load).

e)	Shareholder Servicing Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

f)
Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

g)	General — Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above affiliates.

3.	INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the six months ended December 31, 2009, excluding short-term investments, were as follows:

(in thousands)	Other than U.S. Government Securities	U.S. Government Securities
Stock:
Purchases	$37,866	$—
Sales	45,447	—
Mid Cap:
Purchases	40,771	—
Sales	19,085	—
Small Cap:
Purchases	707,695	—
Sales	714,116	—
TrendStar Small Cap:
Purchases	5,314	—
Sales	4,839	—
International:
Purchases	861,559	—
Sales	272,166	—
International Discovery:
Purchases	9,100	—
Sales	1,268	—
Bond:
Purchases	9,014	19,659
Sale/Maturity proceeds	4,180	19,056

The aggregate amount of security transactions during the six months ended December 31, 2009 were as follows:

(in thousands)	Other than U.S. Government Securities	U.S. Government Securities
Money Market – Federal Portfolio:
Purchases	$—	$9,177,246
Sale/Maturity proceeds	—	9,166,994
Money Market – Prime Portfolio:
Purchases	10,679,131	604,463
Sale/Maturity proceeds	10,663,760	658,169
Tax-Free Money Market:
Purchases	317,173	—
Sale/Maturity proceeds	284,885	—

SCOUT FUNDS SEMIANNUAL REPORT

4.	FEDERAL TAX INFORMATION

At December 31, 2009, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

(in thousands)	Stock	Mid Cap	Small Cap	TrendStar Small Cap	International
Unrealized appreciation	$16,339	$20,943	$69,898	$2,319	$1,133,052
Unrealized depreciation	(3,033)	(1,130)	(9,340)	(1,288)	(204,874)
Net unrealized appreciation	$13,306	$19,813	$60,558	$1,031	$928,178
Cost of securities on a tax basis	$99,199	$77,272	$443,512	$11,535	$3,977,909

(in thousands)	International Discovery	Bond	Money Market – Federal Portfolio	Money Market – Prime Portfolio	Tax-Free Money Market

Unrealized appreciation	$3,366	$3,896	$—	$—	$—
Unrealized depreciation	(2,363)	(83)	—	—	—
Net unrealized appreciation	$1,003	$3,813	$—	$—	$—
Cost of securities on a tax basis	$26,329	$127,937	$285,472	$546,912	$169,915

The tax character of distributions paid during the years ended June 30, 2009 and 2008 were as follows:

	Stock		Mid Cap		Small Cap		TrendStar Small Cap		International
(in thousands)	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Period Ended June 30, 2009	Year Ended September 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008

Distributions paid from:
Ordinary Income	$1,169	$1,237	$112	$2,714	$—	$—	$—	$4,991	$47,489	$68,321
Net long-term capital gains	1,354	9,226	—	7	—	52,791	—	17,556	116,491	39,893
Total taxable distributions	2,523	10,463	112	2,721	—	52,791	—	22,547	163,980	108,214
Exempt interest	—	—	—	—	—	—	—	—	—	—
Tax return of capital	—	—	—	216	—	—	—	58	—	—
Total distributions paid	$2,523	$10,463	$112	$2,937	$—	$52,791	$—	$22,605	$163,980	$108,214

	International Discovery		Bond		Money Market – Federal Portfolio		Money Market – Prime Portfolio		Tax-Free Money Market
(in thousands)	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Ordinary Income	$246	$78	$3,268	$3,192	$1,598	$9,672	$5,527	$24,583	$—	$—
Net long-term capital gains	—	—	—	—	—	—	—	—	—	—
Total taxable distributions	246	78	3,268	3,192	1,598	9,672	5,527	24,583	—	—
Exempt interest	—	—	—	—	—	—	—	—	1,145	3,287
Tax return of capital	—	—	—	—	—	—	—	—	—	—
Total distributions paid	$246	$78	$3,268	$3,192	$1,598	$9,672	$5,527	$24,583	$1,145	$3,287

(Continued on next page)
DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

As of June 30, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

(in thousands)	Stock	Mid Cap	Small Cap	TrendStar Small Cap	International
Undistributed ordinary income	$60	$20	$—	$—	$1,704
Undistributed long-term capital gains	—	—	—	—	—
Tax accumulated earnings	60	20	—	—	1,704
Accumulated capital and other losses	(18,064)	(12,579)	(206,938)	(31,895)	(348,431)
Unrealized appreciation (depreciation) on investments	(2,279)	4,329	24,018	(4,255)	(427)
Unrealized appreciation on foreign currency	—	—	—	—	2
Total accumulated earnings (deficit)	$(20,283)	$(8,230)	$(182,920)	$(36,150)	$(347,152)

(in thousands)	International Discovery	Bond	Money Market – Federal Portfolio	Money Market – Prime Portfolio	Tax-Free Money Market
Undistributed ordinary income	$24	$1	$—	$—	$—
Undistributed long-term capital gains	—	—	—	—	—
Tax accumulated earnings	24	1	—	—	—
Accumulated capital and other losses	(1,318)	(1,780)	(2)	(76)	(27)
Unrealized appreciation (depreciation) on investments	(2,685)	3,084	—	—	—
Unrealized appreciation on foreign currency	—	—	—	—	—
Total accumulated earnings (deficit)	$(3,979)	$1,305	$(2)	$(76)	$(27)

5.	SUBSEQUENT EVENTS

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. In addition, an entity is required to disclose the date through which subsequent events have been evaluated. Management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2009, through February 25, 2010, the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

SCOUT FUNDS SEMIANNUAL REPORT

EXPENSE EXAMPLE
December 31, 2009 (Unaudited)

As a shareholder of the Scout Funds (the “Funds”), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds will be charged a 2.00% Redemption fee for shares redeemed or exchanged within two months of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the following table under each Fund’s name entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the Redemption fee charged in certain circumstances for the Mid Cap, Small Cap, TrendStar Small Cap, International and International Discovery Funds. Therefore, the second line of the table is useful in comparing the ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

Fund	Beginning Account Value 07/01/09	Ending Account Value 12/31/09	Annualized Expense Ratio	Expenses Paid During Period 07/01/09- 12/31/09*
Stock:
Actual	$1,000.00	$1,175.80	0.9001%	$4.94
Hypothetical	1,000.00	1,020.46	0.9001%	4.58
Mid Cap:
Actual	1,000.00	1,321.70	1.2167%	7.12
Hypothetical	1,000.00	1,018.87	1.2167%	6.19
Small Cap:
Actual	1,000.00	1,162.10	1.0412%	5.67
Hypothetical	1,000.00	1,019.75	1.0412%	5.30
TrendStar Small Cap:
Actual	1,000.00	1,157.10	1.3001%	7.07
Hypothetical	1,000.00	1,018.45	1.3001%	6.61
International:
Actual	1,000.00	1,264.20	0.9604%	5.48
Hypothetical	1,000.00	1,020.16	0.9604%	4.89
International Discovery:
Actual	1,000.00	1,204.00	1.5999%	8.89
Hypothetical	1,000.00	1,016.94	1.5999%	8.13
Bond:
Actual	1,000.00	1,021.20	0.5700%	2.90
Hypothetical	1,000.00	1,022.13	0.5700%	2.91
Money Market – Federal Portfolio
Investor Class:
Actual	1,000.00	1,000.20	0.1604%	0.81
Hypothetical	1,000.00	1,021.19	0.1604%	0.82
Money Market – Federal Portfolio
Service Class:
Actual	1,000.00	1,000.20	0.1600%	0.81
Hypothetical	1,000.00	1,024.19	0.1600%	0.82
Money Market – Prime Portfolio
Investor Class:
Actual	1,000.00	1,000.20	0.2327%	1.17
Hypothetical	1,000.00	1,023.83	0.2327%	1.19
Money Market – Prime Portfolio
Service Class:
Actual	1,000.00	1,000.20	0.2310%	1.16
Hypothetical	1,000.00	1,023.84	0.2310%	1.18
Tax-Free Money Market
Investor Class:
Actual	1,000.00	1,000.20	0.3275%	1.65
Hypothetical	1,000.00	1,023.35	0.3275%	1.67
Tax-Free Money Market
Service Class:
Actual	1,000.00	1,000.20	0.3243%	1.64
Hypothetical	1,000.00	1,023.37	0.3243%	1.65

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).

DECEMBER 31, 2009

OTHER INFORMATION
December 31, 2009 (Unaudited)

Renewal of Investment Advisory Agreement

The Scout TrendStar Small Cap Fund commenced operations on July 1, 2009. The Fund was created to serve as the successor fund to the TrendStar Small-Cap Fund in connection with the acquisition by Scout Investment Advisors, Inc. (the “Advisor”) of the investment advisory business of TrendStar Advisors, LLC and the Advisor’s hiring of TrendStar’s owners and portfolio managers, Thomas W. Laming and James R. McBride. The reorganization of the TrendStar Small-Cap Fund into the Scout TrendStar Small Cap Fund was approved by fund shareholders.

As part of the organizational process for the Scout TrendStar Small Cap Fund, the Scout Funds Board of Trustees approved the Investment Advisory Agreement under which the Advisor serves as the investment advisor for the Fund. In considering the Agreement, the independent Trustees requested and reviewed information regarding the TrendStar investment strategy to be used for the Fund, the nature and qualifications of the TrendStar investment team and their historical performance record, the services to be provided by the Advisor under the Agreement. The Trustees also met with the TrendStar investment professionals responsible for managing the Fund.

The Trustees concluded that the “trend-based” investment philosophy used for the Fund would favorably complement the other investment offerings within the Fund complex and were satisfied with the quality, capabilities and performance of the investment professionals serving the Fund, as well as the investment and administrative resources available from the Advisor. They viewed the continuity of the investment management team as a positive factor for the shareholders.

The Trustees also reviewed the investment advisory fees payable to the Advisor under the Agreement and the anticipated overall expense levels of the Scout TrendStar Small Cap Fund, as compared to the fees and expenses of the predecessor fund and other mutual funds in the same investment category. The advisory fee and expense structure of the Fund is structured differently from the predecessor fund, but the Trustees concluded that the fee and expense structure would be more favorable for shareholders in the Scout TrendStar Small Cap Fund. Also, the Advisor agreed to contractually limit overall Fund expenses through October 31, 2011 to no more than 1.30% of the Fund’s average daily net assets, which translated into an expected decrease in annual expenses of at least 0.10%. The data reviewed by the Board also showed that the advisory fee and projected expense ratio for the Scout TrendStar Small Cap Fund was below the average and the median for both advisory fees and net expense ratios for the peer group.

While no single factor was determinative to the Trustees’ decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by the Fund to the Advisor were fair and reasonable in view of the nature and quality of services provided under all of the circumstances and determined to approve the Agreement.

SCOUT FUNDS SEMIANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies  relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional  Information. One will be mailed to you free of charge. The Statement of Additional Information  is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov  as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds  voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available without charge, upon request, by calling 800-996-2862 or by accessing  the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q  is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also  be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information  on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout Stock Fund,  the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout TrendStar Small Cap Fund, the Scout International Fund,  the Scout International Discovery Fund, the Scout Bond Fund, the Scout Money Market Fund – Federal Portfolio,  the Scout Money Market Fund – Prime Portfolio and the Scout Tax-Free Money Market Fund,  and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment Advisors, Inc., a subsidiary of UMB Financial Corporation.

SCOUT FUNDS
Stock Fund
Mid Cap Fund
Small Cap Fund
TrendStar Small Cap Fund
International Fund
International Discovery Fund
Bond Fund
Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio
Tax-Free Money Market Fund

INVESTMENT ADVISOR
Scout Investment Advisors, Inc.
Kansas City, Missouri

AUDITORS
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

DISTRIBUTOR UMB Distribution Services, LLC Milwaukee, Wisconsin TRANSFER AGENT UMB Fund Services, Inc. Milwaukee, Wisconsin	P.O. Box 1241 Milwaukee, WI 53201-1241 Toll Free 800-996-2862 scoutfunds.com “Scout” and the Scout design are registered service marks of UMB Financial Corporation. UMB 000045 (0210)

SEMIANNUAL REPORT
December 31, 2009

Money Market Fund – Federal Portfolio (UMFXX) – Investor Class Shares Money Market Fund – Prime Portfolio (UMPXX) – Investor Class Shares Tax-Free Money Market Fund (UMTXX) – Investor Class Shares

Table of Contents

Money Market Fund – Federal Portfolio	1
Money Market Fund – Prime Portfolio	1
Tax-Free Money Market Fund	5
Statements of Assets and Liabilities	9
Statements of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Expense Example	16

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS SEMIANNUAL REPORT

Money Market Fund – Federal Portfolio
Money Market Fund – Prime Portfolio

OBJECTIVE (Unaudited)

The Scout Money Market Fund – Federal Portfolio and Scout Money Market Fund – Prime Portfolio each seek maximum income consistent with safety of principal and liquidity by investing in high-quality, short-term debt obligations.

FUND DIVERSIFICATION[1] (Unaudited)
Scout Money Market Fund – Federal Portfolio (UMFXX)

Based on total net assets as of December 31, 2009. Subject to change.

Scout Money Market Fund – Prime Portfolio (UMPXX)

Based on total net assets as of December 31, 2009. Subject to change.

The Scout Money Market Fund – Prime Portfolio provided compounded average annual rates of return of 0.07%, 2.81% and 2.63% for the one-, five- and ten-year periods ended December 31, 2009. The Scout Money Market Fund – Federal Portfolio provided compounded average annual rates of return of 0.07%, 2.70% and 2.56% for the one- five- and ten-year periods ended December 31, 2009. The current seven day yields as of December 31, 2009, were 0.02% for each of the Prime Portfolio and Federal Portfolio. The current seven day yield quotations more closely reflect the current earnings of the money market funds than the average annual return quotations. The Lipper Money Market Fund Index showed an average annual return for the peer group of 0.24%, 2.90% and 2.69% for the one-, five- and ten-year periods ended December 31, 2009. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and 7-day yield, please call 800-996-2862 or visit www.scoutfunds.com. Performance of the Service Class Shares of the Fund may be lower based on differences in expenses paid by the shareholders in the different classes.

The second half of 2009 began with an unexpectedly large drop in nonfarm payrolls and growing concerns over the prospects of trillion dollar budget deficits. On the political front, August “town hall” meetings began to cast some doubt on the passage of health care reform and other plans for large scale increases in government programs, resulting in rallies for both the bond and stock markets. While there were signs the economy was recovering, market participants seemed to be divided as to the trajectory and the risks that remained. In one camp were those that believed the various stimulative measures should be withdrawn sooner rather than later to avoid sowing the seeds of inflation. In the other camp were those worried removing those measures too soon might cause the nascent economic recovery to slide back into recession or worse.

Long-term interest rates ended near the high levels for the year (but remained below pre-financial crisis levels) as signs of stronger economic growth fueled inflation fears. Notwithstanding concern over its “exit strategy”, the Federal Reserve reiterated its intention to keep short-term interest rates at “exceptionally low levels…for an extended period.” With the worst of the financial crisis having passed, the dollar resumed its slide towards its 2008 multi-year lows but then ended the year higher on expectations of stronger U.S. economic growth. Meanwhile, concerns over sovereign debt and Dubai World’s debt standstill announcement at the end of November served as a reminder that global deleveraging continues. While most market participants expect growth to continue in 2010, the question remains: will real final demand return to the economy and how robust will it be? Much depends on the ability of the U.S. economy to create jobs as the recovery unfolds.

With short-term interest rates at near-zero levels, money market funds have also experienced record low yields over the past six months. It is likely money market fund yields will remain at recent levels until the Fed reverses its accommodative stance towards money policy. During this period of extraordinarily low short-term rates, we intend to maintain our focus on securities of the highest credit quality that we believe present minimal credit risk. As always, we do not intend to relax our conservative standards in order to “chase yield.” Thank you for your continued support of the Scout Funds.

Bruce C. Fernandez, CFA
Richard L. Talerico
Scout Investment Advisors, Inc.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

DECEMBER 31, 2009

1

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

MONEY MARKET FUND – FEDERAL PORTFOLIO

	Principal
	Amount	Value

U.S. GOVERNMENT AND AGENCIES — 100.3%
FEDERAL AGRICULTURAL MORTGAGE
CORPORATION — 14.5%
0.010%, 01/04/10	$40,000,000	$39,999,967
0.030%, 01/05/10	609,000	608,998
0.030%, 01/22/10	500,000	499,991
TOTAL FEDERAL AGRICULTURAL
MORTGAGE CORPORATION		41,108,956

FEDERAL FARM CREDIT BANK — 11.2%
4.920%, 01/11/10	2,500,000	2,503,149
4.875%, 03/22/10	1,000,000	1,009,762
2.750%, 05/04/10	3,400,000	3,425,469
0.235%, 07/06/10[5]	5,000,000	5,000,824
0.123%, 08/17/10[5]	5,000,000	5,000,000
0.205%, 09/03/10[5]	5,000,000	5,000,000
0.390%, 12/01/10[4]	5,000,000	5,000,000
0.584%, 01/04/11[5]	5,000,000	5,018,467
TOTAL FEDERAL FARM CREDIT BANK		31,957,671

FEDERAL HOME LOAN BANK — 31.5%
0.010%, 01/05/10	2,000,000	1,999,998
0.031%, 01/06/10	3,700,000	3,699,984
0.031%, 01/08/10	3,700,000	3,699,978
3.750%, 01/08/10	125,000	125,078
0.032%, 01/15/10	5,100,000	5,099,938
0.031%, 01/19/10	2,200,000	2,199,967
0.081%, 01/22/10	7,000,000	6,999,674
0.550%, 01/27/10	10,000,000	10,003,343
0.060%, 02/03/10	2,259,000	2,258,878
1.030%, 02/18/10	3,000,000	3,003,557
0.235%, 02/19/10[5]	5,000,000	5,001,893
1.030%, 02/19/10	5,000,000	5,006,051
2.625%, 03/12/10	5,000,000	5,024,545
1.050%, 05/28/10	2,800,000	2,805,588
3.000%, 06/11/10	5,000,000	5,062,084
4.250%, 06/11/10	2,500,000	2,544,816
0.600%, 08/05/10[4]	5,000,000	5,001,944
1.350%, 09/03/10	420,000	422,648
0.350%, 10/13/10[4,5]	9,750,000	9,749,032
0.560%, 11/19/10[4]	5,000,000	5,000,000
0.450%, 12/30/10[4]	5,000,000	5,000,000
TOTAL FEDERAL HOME LOAN BANK		89,708,996

FEDERAL HOME LOAN MORTGAGE
CORPORATION — 10.2%
0.031%, 01/04/10	1,600,000	1,599,996
0.050%, 01/06/10	1,625,000	1,624,989
0.051%, 01/15/10	955,000	954,981
0.051%, 02/03/10	800,000	799,963
0.071%, 02/22/10	6,500,000	6,499,343
0.091%, 03/08/10	1,411,000	1,410,767
4.000%, 03/17/10[4]	325,000	327,501
0.184%, 07/12/10[5]	1,750,000	1,750,984
0.235%, 09/03/10[5]	5,000,000	5,002,831
0.331%, 01/28/11[5]	1,200,000	1,201,506
2.625%, 01/07/13[4]	7,800,000	7,802,662
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		28,975,523

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 14.5%
0.005%, 01/05/10	7,160,000	7,159,996
0.031%, 01/06/10	1,000,000	999,996
0.020%, 01/08/10	50,000	50,000
0.041%, 01/14/10	3,200,000	3,199,954
0.051%, 01/19/10	3,500,000	3,499,912
0.041%, 01/27/10	1,100,000	1,099,968
0.071%, 02/04/10	300,000	299,980
0.051%, 02/10/10	900,000	899,950
3.250%, 02/10/10	1,500,000	1,504,750
0.218%, 02/12/10[5]	5,000,000	5,001,989
0.071%, 02/17/10	3,929,000	3,928,641
4.300%, 02/17/10[4]	1,500,000	1,507,936
3.050%, 03/05/10[4]	6,000,000	6,030,853
4.700%, 07/28/10[4]	2,000,000	2,048,517
0.228%, 08/05/10[5]	4,100,000	4,104,714
TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		41,337,156

U.S. TREASURY SECURITIES — 18.4%
0.010%, 03/04/10	5,000,000	4,999,914
0.010%, 03/11/10	12,000,000	11,999,770
0.010%, 03/18/10	15,000,000	14,999,683
0.030%, 03/25/10	10,250,000	10,249,291
2.375%, 08/31/10	10,000,000	10,134,689
TOTAL U.S. TREASURY SECURITIES		52,383,347

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $285,471,649) — 100.3%		285,471,649

TOTAL INVESTMENTS
(Cost $285,471,649) — 100.3%		285,471,649

Liabilities less other assets — (0.3)%		(948,634)

TOTAL NET ASSETS —100.0%
(equivalent to $1.00 per share; unlimited shares of $0.01 par value capital shares authorized; 284,562,549 shares outstanding)		$284,523,015

4	Callable

5	Variable Rate Security

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

2

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

MONEY MARKET FUND – PRIME PORTFOLIO

	Principal
	Amount	Value
COMMERCIAL PAPER — 64.1%
Alaska Housing Finance Corp.
0.355%, 01/12/10	$9,000,000	$8,999,038
0.558%, 02/03/10	9,000,000	8,995,463
Bank of Nova Scotia
0.142%, 01/04/10	8,500,000	8,499,901
Basin Electric Power Cooperative, Inc.
0.203%, 01/06/10[3]	5,500,000	5,499,847
0.203%, 01/14/10[3]	7,500,000	7,499,459
0.203%, 02/02/10[3]	4,500,000	4,499,200
BNP Paribas Finance, Inc.
0.152%, 01/07/10	16,750,000	16,749,582
Brown University
0.212%, 01/04/10	5,000,000	4,999,913
0.213%, 01/08/10	3,000,000	2,999,878
0.203%, 02/02/10	2,000,000	1,999,644
Brown-Forman Corp.
0.183%, 01/25/10[3]	8,500,000	8,498,980
Cargill, Inc.
0.101%, 01/05/10[3]	2,850,000	2,849,968
0.132%, 01/06/10[3]	6,500,000	6,499,883
County of St. Joseph, IN
0.253%, 01/06/10	8,000,000	7,999,722
Danaher Corp.
0.132%, 01/06/10	5,550,000	5,549,900
Dell, Inc.
0.132%, 01/29/10	1,600,000	1,599,838
0.142%, 02/09/10	5,000,000	4,999,242
0.142%, 02/16/10	7,500,000	7,498,659
Emerson Electric Co.
0.081%, 01/07/10[3]	3,436,000	3,435,954
FPL Group Capital, Inc.
0.132%, 01/04/10[3]	1,099,000	1,098,988
0.111%, 01/05/10[3]	1,000,000	999,988
0.162%, 01/13/10[3]	5,000,000	4,999,733
0.122%, 01/15/10[3]	1,550,000	1,549,928
0.152%, 01/20/10[3]	8,250,000	8,249,347
Franklin Resources, Inc.
0.152%, 01/13/10[3]	8,500,000	8,499,575
0.132%, 02/09/10[3]	8,250,000	8,248,838
General RE Corp.
0.142%, 01/21/10	5,000,000	4,999,611
GlaxoSmithKline Finance PLC
0.112%, 01/06/10[3]	7,000,000	6,999,893
Harvard University
0.203%, 01/15/10	3,746,000	3,745,709
Illinois Tool Works, Inc.
0.109%, 01/04/10[3]	16,898,000	16,897,849
JPMorgan Chase & Co.
0.101%, 01/19/10	5,000,000	4,999,750
Kreditanstalt fuer Wiederaufbau
0.172%, 01/20/10[3]	4,242,000	4,241,619
0.142%, 01/25/10[3]	7,500,000	7,499,300
0.152%, 02/02/10[3]	2,200,000	2,199,707
0.122%, 02/08/10[3]	1,800,000	1,799,772
Medtronic, Inc.
0.152%, 01/22/10[3]	8,500,000	8,499,257
0.101%, 01/27/10[3]	8,750,000	8,749,368
Microsoft Corp.
0.112%, 01/12/10[3]	8,500,000	8,499,714
0.101%, 02/09/10[3]	2,250,000	2,249,756
Nebraska Public Power District
0.203%, 01/27/10	8,000,000	7,998,844
Northern Illinois Gas Co.
0.061%, 01/04/10	16,879,000	16,878,916
Royal Bank of Canada
0.091%, 01/29/10	7,500,000	7,499,475
0.122%, 03/24/10	7,500,000	7,497,950
Scotiabanc, Inc.
0.142%, 01/14/10[3]	637,000	636,968
0.162%, 01/15/10[3]	8,500,000	8,499,471
Sigma-Aldrich Corp.
0.132%, 01/13/10[3]	3,500,000	3,499,848
0.112%, 01/15/10[3]	8,500,000	8,499,636
Southern Co.
0.172%, 01/11/10[3]	5,000,000	4,999,764
Southern Co. Funding Corp.
0.122%, 01/11/10[3]	8,500,000	8,499,717
0.122%, 01/12/10[3]	3,250,000	3,249,881
Toyota Motor Credit Corp.
0.091%, 01/08/10	16,750,000	16,749,707
Vanderbilt University
0.221%, 01/04/10	1,153,000	1,152,979
0.223%, 01/08/10	4,404,000	4,403,811
0.213%, 02/02/10	3,004,000	3,003,439
Walt Disney Co.
0.081%, 01/06/10[3]	16,750,000	16,749,814
TOTAL COMMERCIAL PAPER
(Cost $354,521,993) — 64.1%		354,521,993

CORPORATE BONDS — 13.6%
Bear Stearns Cos., LLC
5.850%, 07/19/10	7,500,000	7,716,199
Caterpillar Financial Services Corp.
4.150%, 01/15/10	1,000,000	1,001,404
GlaxoSmithKline Capital, Inc.
0.898%, 05/13/10[5]	7,500,000	7,518,385
Hewlett-Packard Co.
0.314%, 06/15/10[5]	7,500,000	7,504,112
Honeywell International, Inc.
7.500%, 03/01/10	7,485,000	7,570,508
John Deere Capital Corp.
0.364%, 07/16/10[5]	1,225,000	1,225,449
JPMorgan Chase & Co.
0.569%, 09/24/10[5]	5,000,000	5,011,712
Kimberly-Clark Corp.
0.381%, 07/30/10[5]	7,500,000	7,506,851
Roche Holdings, Inc.
1.262%, 02/25/10[3,5]	4,000,000	4,006,629
U.S. Bancorp
4.500%, 07/29/10	7,500,000	7,654,646
Wachovia Bank N.A.
1.173%, 05/14/10[5]	7,500,000	7,519,337
Wal-Mart Stores, Inc.
4.000%, 01/15/10	2,425,000	2,428,335
Wells Fargo & Co.
4.200%, 01/15/10	2,000,000	2,002,844
0.711%, 01/29/10[5]	6,250,000	6,252,389
TOTAL CORPORATE BONDS
(Cost $74,918,800) — 13.6%		74,918,800

(Continued on next page)

DECEMBER 31, 2009

3

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

MONEY MARKET FUND – PRIME PORTFOLIO (Continued)

	Principal
	Amount	Value

MUNICIPAL BOND — 1.3%
Iowa Finance Authority
0.250%, 01/01/39[4,5]	$7,355,000	$7,355,000
TOTAL MUNICIPAL BONDS
(Cost $7,355,000) — 1.3%		7,355,000

U.S. GOVERNMENT AND AGENCIES — 19.9%
FEDERAL FARM CREDIT BANK — 2.5%
0.454%, 02/11/10[5]	1,000,000	1,000,420
0.152%, 02/22/10[5]	3,100,000	3,100,304
0.235%, 07/06/10[5]	5,000,000	5,000,805
0.205%, 09/03/10[5]	5,000,000	5,000,000
TOTAL FEDERAL FARM CREDIT BANK		14,101,529

FEDERAL HOME LOAN BANK — 2.1%
1.050%, 05/28/10	5,000,000	5,009,881
0.212%, 07/27/10[5]	2,580,000	2,580,559
0.234%, 10/08/10[5]	3,800,000	3,801,855
TOTAL FEDERAL HOME LOAN BANK		11,392,295

FEDERAL HOME LOAN MORTGAGE
CORPORATION — 1.1%
0.184%, 07/12/10[5]	2,805,000	2,805,195
0.242%, 08/24/10[5]	3,309,000	3,311,076
TOTAL FEDERAL HOME LOAN
MORTGAGE CORPORATION		6,116,271

FEDERAL NATIONAL MORTGAGE
ASSOCIATION — 2.4%
0.001%, 01/05/10	3,000,000	3,000,000
0.228%, 08/05/10[5]	10,000,000	10,008,611
TOTAL FEDERAL NATIONAL
MORTGAGE ASSOCIATION		13,008,611

U.S. TREASURY SECURITIES — 11.8%
0.030%, 03/25/10	4,750,000	4,749,671
2.375%, 08/31/10	10,000,000	10,134,689
2.000%, 09/30/10	50,000,000	50,612,667
TOTAL U.S. TREASURY SECURITIES		65,497,027

TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $110,115,733) — 19.9%		110,115,733

TOTAL INVESTMENTS
(Cost $546,911,526) — 98.9%		546,911,526

Other assets less liabilities — 1.1%		6,046,570

TOTAL NET ASSETS —100.0%
(equivalent to $1.00 per share; unlimited shares of $0.01 par value capital shares authorized; 553,065,694 shares outstanding)		$552,958,096
LLC — Limited Liability Company

PLC — Public Limited Company

3	144A Restricted Security

4	Callable

5	Variable Rate Security

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

4

Tax-Free Money Market Fund

OBJECTIVE (Unaudited)

The Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

FUND DIVERSIFICATION[1] (Unaudited)
Scout Tax-Free Money Market Fund (UMTXX)

Based on total net assets as of December 31, 2009. Subject to change.

The Scout Tax-Free Money Market Fund provided a compounded average annual rate of return of 0.08%, 1.88% and 1.71% for the one-, five- and ten-year periods ended December 31, 2009. The Fund’s current seven day yield as of December 31, 2009 was 0.02%. The Fund’s current seven day yield quotation more closely reflects the current earnings of the Tax-Free Money Market Fund than the average annual return quotation. The Lipper Tax-Exempt Money Market Index showed an average annual return for the peer group of 0.17%, 1.98% and 1.81% for the one-, five- and ten-year periods ended December 31, 2009. The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month-end and 7-day yield, please call 800-996-2862 or visit www.scoutfunds.com. Performance of the Service Class Shares of the Fund may be lower based on differences in expenses paid by the shareholders in the different classes.

The second half of 2009 began with an unexpectedly large drop in nonfarm payrolls and growing concerns over the prospects of trillion dollar budget deficits. On the political front, August “town hall” meetings began to cast some doubt on the passage of health care reform and other plans for large scale increases in government programs, resulting in rallies for both the bond and stock markets. While there were signs the economy was recovering, market participants seemed to be divided as to the trajectory and the risks that remained. In one camp were those that believed the various stimulative measures should be withdrawn sooner rather than later to avoid sowing the seeds of inflation. In the other camp were those worried removing those measures too soon might cause the nascent economic recovery to slide back into recession or worse.

Long-term interest rates ended near the high levels for the year (but remained below pre-financial crisis levels) as signs of stronger economic growth fueled inflation fears. Notwithstanding concern over its “exit strategy”, the Federal Reserve reiterated its intention to keep short-term interest rates at “exceptionally low levels…for an extended period.” With the worst of the financial crisis having passed, the dollar resumed its slide towards its 2008 multi-year lows but then ended the year higher on expectations of stronger U.S. economic growth. Meanwhile, concerns over sovereign debt and Dubai World’s debt standstill announcement at the end of November served as a reminder that global deleveraging continues. While most market participants expect growth to continue in 2010, the question remains: will real final demand return to the economy and how robust will it be? Much depends on the ability of the U.S. economy to create jobs as the recovery unfolds.

With short-term tax-exempt interest rates at near-zero levels, tax-exempt money market funds have also experienced record low yields over the past six months. It is likely tax-exempt money market fund yields will remain at recent levels until the Fed reverses its accommodative stance towards money policy. During this period of extraordinarily low short-term tax-exempt rates, we intend to maintain our focus on securities of the highest credit quality that we believe present minimal credit risk. As always, we do not intend to relax our conservative standards in order to “chase yield.” Thank you for your continued support of the Scout Funds.

Bruce C. Fernandez, CFA
Danielle L. Beagle
Scout Investment Advisors, Inc.

1
Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

An investment in the Fund is not a deposit in UMB Bank, n.a. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Income from the Scout Tax-Free Money Market Fund may be subject to federal Alternative Minimum Tax as well as state and local taxes.

DECEMBER 31, 2009

5

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

TAX-FREE MONEY MARKET FUND

	Principal
	Amount	Value

ALASKA — 0.9%
City of Valdez
0.180%, 07/01/37[4,5]	$1,000,000	$1,000,000
0.180%, 07/01/37[4,5]	600,000	600,000
		1,600,000
COLORADO — 5.7%
Colorado Housing & Finance Authority
0.320%, 04/01/20[4,5]	900,000	900,000
0.220%, 11/01/21[4,5]	300,000	300,000
0.250%, 11/01/21[4,5]	1,000,000	1,000,000
0.250%, 11/01/21[4,5]	200,000	200,000
0.320%, 10/01/30[4,5]	2,700,000	2,700,000
0.320%, 10/01/30[4,5]	2,945,000	2,945,000
Eagle County School District No. Re50J
4.000%, 12/01/10	1,250,000	1,288,751
Ute Water Conservancy District
2.000%, 06/15/10	345,000	347,077
		9,680,828
CONNECTICUT — 3.5%
Connecticut Housing Finance Authority
0.200%, 05/15/39[4,5]	2,400,000	2,400,000
Connecticut State Health & Educational
Facility Authority
0.150%, 07/01/37[4,5]	3,300,000	3,300,000
State of Connecticut
5.000%, 04/01/10	200,000	202,225
		5,902,225
DISTRICT OF COLUMBIA — 1.5%
District of Columbia
0.200%, 04/01/41[4,5]	1,500,000	1,500,000
0.200%, 04/01/42[4,5]	1,000,000	1,000,000
		2,500,000
FLORIDA — 8.5%
City of Jacksonville
0.200%, 10/01/32[4,5]	3,300,000	3,300,000
Dade County Industrial Development Authority
0.230%, 06/01/21[4,5]	2,400,000	2,400,000
JEA
0.170%, 10/01/34[4,5]	3,600,000	3,600,000
0.210%, 10/01/36[4,5]	400,000	400,000
0.220%, 10/01/41[4,5]	3,600,000	3,600,000
JEA Florida Electric System Revenue Bond
0.200%, 10/01/38[4,5]	1,200,000	1,200,000
		14,500,000
GEORGIA — 1.4%
Carroll County School District
5.000%, 04/01/10	225,000	227,442
City of Atlanta
5.500%, 01/01/26[4]	1,750,000	1,767,500
Stephens County School District
4.000%, 04/01/10	400,000	403,272
		2,398,214

ILLINOIS — 0.7%
City of Chicago
3.100%, 01/01/10	400,000	400,000
4.000%, 01/01/10	290,000	290,000
State of Illinois
5.375%, 01/01/10	250,000	250,000
5.000%, 04/01/10	250,000	252,625
		1,192,625
INDIANA — 0.2%
City of Indianapolis
4.000%, 06/01/10	400,000	405,689

KANSAS — 4.0%
City of Junction City
4.000%, 06/01/10	1,400,000	1,418,160
City of Leawood
2.000%, 09/01/10	500,000	505,129
City of Topeka
3.000%, 08/15/10	500,000	507,603
Kansas State Department of Transportation
0.170%, 09/01/23[4,5]	4,000,000	4,000,000
Sedgwick County Unified School District No. 259
2.500%, 10/01/10	350,000	355,215
		6,786,107
MARYLAND — 5.7%
Maryland Health & Higher Educational Facilities
Authority
0.180%, 07/01/36[4,5]	3,100,000	3,100,000
Maryland Health & Higher Educational Facilities
Authority, Commercial Paper
0.240%, 01/04/10	2,383,000	2,383,000
0.240%, 01/04/10	4,256,000	4,256,000
		9,739,000
MASSACHUSETTS — 4.6%
Commonwealth of Massachusetts
0.200%, 09/01/16[4,5]	2,900,000	2,900,000
Massachusetts Water Resources Authority
0.320%, 08/01/20[4,5]	1,650,000	1,650,000
0.170%, 08/01/29[4,5]	2,300,000	2,300,000
0.270%, 08/01/37[4,5]	1,000,000	1,000,000
		7,850,000
MICHIGAN — 0.2%
Forest Hills Public Schools
5.250%, 05/01/11[4]	250,000	253,909

MINNESOTA — 5.4%
City of Minneapolis
0.220%, 12/01/27[4,5]	2,060,000	2,060,000
City of Owatonna
3.000%, 03/01/10	250,000	250,905
Hennepin County
0.170%, 12/01/25[4,5]	6,420,000	6,420,000
Mankato
4.000%, 02/01/10	200,000	200,380
Minnetonka Independent School District No. 276
4.000%, 02/01/10	200,000	200,586
		9,131,871

SCOUT FUNDS SEMIANNUAL REPORT

6

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

TAX-FREE MONEY MARKET FUND (Continued)

	Principal
	Amount	Value
MISSISSIPPI — 0.1%
State of Mississippi
0.300%, 09/01/25[4,5]	$100,000	$100,000

MISSOURI — 5.3%
City of Kansas City
4.000%, 12/01/10	765,000	788,316
City of West Plains
5.250%, 03/01/13[4]	225,000	226,773
Kansas City Industrial Development Authority
0.250%, 04/01/27[4,5]	2,600,000	2,600,000
Missouri Development Finance Board
0.200%, 12/01/33[4,5]	2,000,000	2,000,000
Missouri Highway & Transportation Commission
5.500%, 02/01/10	500,000	502,116
Missouri State Health & Educational
Facilities Authority
0.250%, 09/01/30[4,5]	1,800,000	1,800,000
0.250%, 09/01/30[4,5]	600,000	600,000
0.200%, 03/01/40[4,5]	600,000	600,000
		9,117,205
NEBRASKA — 2.6%
Lincoln Nebraska Electric System Revenue,
Commercial Paper
0.250%, 01/06/10	1,500,000	1,500,000
Omaha Public Power District, Commercial Paper
0.250%, 01/05/10	1,000,000	1,000,000
0.250%, 01/11/10	2,000,000	2,000,000
		4,500,000
NEW HAMPSHIRE — 2.9%
City of Concord
5.550%, 04/01/15[4]	455,000	465,256
New Hampshire Health & Education
Facilities Authority
0.150%, 06/01/23[4,5]	3,270,000	3,270,000
0.220%, 06/01/41[4,5]	1,200,000	1,200,000
		4,935,256
NEW JERSEY — 0.1%
Delaware Valley Regional High School District
3.300%, 01/15/10	125,000	125,109

NEW MEXICO — 0.2%
City of Albuquerque
4.000%, 07/01/10	400,000	406,684

NEW YORK — 2.7%
City of New York
0.240%, 02/15/13[4,5]	2,400,000	2,400,000
0.200%, 08/01/21[4,5]	500,000	500,000
0.200%, 08/01/21[4,5]	900,000	900,000
0.170%, 08/01/31[4,5]	825,000	825,000
		4,625,000

NORTH CAROLINA — 13.7%
Buncombe County
0.320%, 12/01/11[4,5]	1,700,000	1,700,000
0.320%, 12/01/15[4,5]	1,175,000	1,175,000
0.320%, 12/01/16[4,5]	820,000	820,000
0.320%, 12/01/18[4,5]	1,000,000	1,000,000
0.320%, 12/01/20[4,5]	1,385,000	1,385,000
City of Charlotte
0.210%, 06/01/25[4,5]	4,905,000	4,905,000
City of Greensboro
0.250%, 02/01/28[4,5]	500,000	500,000
County of Durham
4.500%, 03/01/10	300,000	301,985
County of Johnston
5.000%, 02/01/10	200,000	200,760
County of Pender
4.250%, 03/01/10	500,000	502,879
County of Wake
0.220%, 04/01/19[4,5]	3,340,000	3,340,000
0.280%, 04/01/21[4,5]	700,000	700,000
0.220%, 03/01/24[4,5]	350,000	350,000
New Hanover County
0.220%, 02/01/26[4,5]	3,200,000	3,200,000
State of North Carolina
0.150%, 05/01/21[4,5]	1,500,000	1,500,000
0.280%, 05/01/21[4,5]	1,800,000	1,800,000
		23,380,624
OHIO — 0.4%
Ohio State Water Development Authority
0.220%, 12/01/18[4,5]	640,000	640,000

OKLAHOMA — 0.4%
Oklahoma Water Resource Board
3.000%, 04/01/10	500,000	503,332
Tulsa County Independent School District No. 1
4.000%, 01/01/10	200,000	200,000
		703,332
PENNSYLVANIA — 3.0%
Beaver County Industrial Development Authority
0.290%, 12/01/20[4,5]	4,150,000	4,150,000
Pennsylvania Turnpike Commission
0.230%, 12/01/38[4,5]	1,000,000	1,000,000
		5,150,000
RHODE ISLAND — 1.1%
Rhode Island Health & Educational Building Corp.
0.200%, 09/01/32[4,5]	1,950,000	1,950,000

SOUTH CAROLINA — 1.6%
City of Charleston
0.210%, 01/01/33[4,5]	1,800,000	1,800,000
Richland County School District No. 1
5.600%, 03/01/19[4]	850,000	856,701
		2,656,701
SOUTH DAKOTA — 2.8%
South Dakota Housing Development Authority
0.320%, 05/01/32[4,5]	4,700,000	4,700,000

(Continued on next page)

DECEMBER 31, 2009

7

SCHEDULE OF INVESTMENTS
December 31, 2009 (Unaudited)

TAX-FREE MONEY MARKET FUND (Continued)

	Principal
	Amount	Value
TENNESSEE — 4.0%
County of Shelby
0.270%, 03/01/11[4,5]	$300,000	$300,000
0.300%, 04/01/30[4,5]	1,600,000	1,600,000
Metropolitan Government Nashville & Davidson
County Health & Educational Facilities Bond
0.170%, 10/01/30[4,5]	3,900,000	3,900,000
0.180%, 10/01/44[4,5]	1,000,000	1,000,000
		6,800,000
TEXAS — 12.4%
Brownsville Independent School District
4.000%, 02/15/10	300,000	301,318
City of Grand Prairie
3.000%, 01/15/10	250,000	250,239
County of Williamson
5.000%, 02/15/10	200,000	201,133
Dallas Independent School District
5.000%, 02/15/10	400,000	402,092
El Paso Independent School District
4.000%, 02/15/10	675,000	677,969
Gulf Coast Waste Disposal Authority
0.180%, 10/01/17[4,5]	2,000,000	2,000,000
Harris County, Commercial Paper
0.250%, 01/07/10	6,500,000	6,500,000
McKinney Independent School District
4.500%, 02/15/10	200,000	201,010
North East Independent School District
5.750%, 02/01/20[4]	200,000	200,822
Pasadena Independent School District
4.000%, 02/15/10	450,000	451,799
Texas Public Finance Authority, Commercial Paper
0.200%, 01/13/10	4,000,000	4,000,000
0.200%, 01/14/10	1,500,000	1,500,000
University of Texas
0.170%, 08/01/16[4,5]	2,200,000	2,200,000
0.150%, 08/01/25[4,5]	800,000	800,000
0.170%, 08/01/39[4,5]	1,500,000	1,500,000
		21,186,382
UTAH — 0.6%
Iron County School District
3.000%, 01/15/10	1,030,000	1,030,938

VIRGINIA — 3.4%
City of Richmond
5.125%, 01/15/24[4]	2,500,000	2,529,542
County of Henrico
3.250%, 07/15/10	175,000	177,674
Virginia College Building Authority
0.210%, 02/01/26[4,5]	1,700,000	1,700,000
0.210%, 02/01/26[4,5]	1,400,000	1,400,000
		5,807,216
WISCONSIN — 0.1%
City of Appleton
5.125%, 01/01/10	160,000	160,000

TOTAL INVESTMENTS
(Cost $169,914,915) — 99.7%		169,914,915

Other assets less liabilities — 0.3%		585,136

TOTAL NET ASSETS —100.0%
(equivalent to $1.00 per share; unlimited shares of $0.01 par value capital shares authorized; 170,581,851 shares outstanding)		$170,500,051

4	Callable

5	Variable Rate Security

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

8

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009 (Unaudited)
(in thousands except per share data)

	Money Market	Money Market	Tax-Free
	Fund	Fund	Money
	Federal	Prime	Market
	Portfolio	Portfolio	Fund
ASSETS:
Investment securities at cost	$285,472	$546,912	$169,915
Investment securities at value	$285,472	$546,912	$169,915
Cash	58	5,200	272
Receivables:
Interest	576	1,024	348
Fund shares sold	—	6	—
Due from Advisor	4	—	—
Prepaid and other assets	28	37	26
Total assets	286,138	553,179	170,561
LIABILITIES:
Payables:
Investments purchased	1,524	—	—
Fund shares redeemed	—	67	—
Dividends	5	7	3
Accrued investment advisory fees	—	2	1
Accrued administration and fund accounting fees	26	42	17
Accrued shareholder servicing fees	8	12	8
Accrued custody fees	9	17	4
Accrued registration fees	1	1	2
Other accrued expenses	42	73	26
Total liabilities	1,615	221	61
NET ASSETS	$284,523	$552,958	$170,500
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$284,528	$553,036	$170,527
Accumulated undistributed income:
Net realized loss on investments	(5)	(78)	(27)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$284,523	$552,958	$170,500
Capital Shares, $1.00 par value ($0.01 par value for Money Market Funds):
Authorized	Unlimited	Unlimited	Unlimited
Shares issued and outstanding:
Investor Class	199,471	366,484	150,240
Service Class	85,092	186,582	20,342
TOTAL SHARES ISSUED AND OUTSTANDING	284,563	553,066	170,582
NET ASSET VALUE PER SHARE – INVESTOR CLASS	$1.00	$1.00	$1.00
NET ASSET VALUE PER SHARE – SERVICE CLASS	$1.00	$1.00	$1.00

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

9

STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2009 (Unaudited)
(in thousands)

	Money Market		Money Market		Tax-Free
	Fund		Fund		Money
	Federal		Prime		Market
	Portfolio		Portfolio		Fund

INVESTMENT INCOME:
Interest income	$289		$802		$297

EXPENSES:
Investment advisory fees	437		1,008		244
Administration and fund accounting fees	150		252		91
Shareholder servicing fees	35		49		30
Professional fees	18		21		15
Federal and state registration fees	20		22		19
Custody fees	30		55		14
Reports to shareholders	15		39		8
Insurance fees	4		9		2
Directors’ fees	6		13		3
Distribution fees	249		473		48
Treasury insurance fees	—		64		15
Other expenses	7		18		11
Total expenses before waiver	971		2,023		500
Waiver	737	(1)	1,335	(1)	234	(1)
Net expenses	234		688		266
Net investment income	55		114		31

NET REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(3)		(2)		—
Net increase in net assets resulting from operations	$52		$112		$31

(1)	Including (in thousands) $488, $862 and $186, respectively, of voluntarily waived Investment Advisory fees and $249, $473 and $48, respectively, of voluntarily waived Distribution fees.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

10

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Money Market Fund Federal Portfolio		Money Market Fund Prime Portfolio		Tax-Free Money Market Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	December 31, 2009	Year Ended	December 31, 2009	Year Ended	December 31, 2009	Year Ended
	(Unaudited)	June 30, 2009	(Unaudited)	June 30, 2009	(Unaudited)	June 30, 2009

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$55	$1,598	$114	$5,527	$31	$1,145
Net realized gain (loss) on investments	(3)	10	(2)	(32)	—	—
Net increase in net assets resulting from operations	52	1,608	112	5,495	31	1,145

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Investor Class	(36)	(1,057)	(78)	(4,211)	(27)	(1,058)
Service Class	(19)	(541)	(36)	(1,316)	(4)	(87)
Total distributions to shareholders	(55)	(1,598)	(114)	(5,527)	(31)	(1,145)

CAPITAL SHARE TRANSACTIONS:
Investor Class
Shares sold	131,300	330,267	258,113	463,571	127,811	251,973
Shares issued for reinvestment of distributions	—	183	4	1,313	—	67
Shares redeemed	(117,300)	(312,109)	(292,796)	(590,190)	(99,886)	(254,393)
Net increase (decrease) from capital share transactions	14,000	18,341	(34,679)	(125,306)	27,925	(2,353)
Service Class
Shares sold	615,619	1,044,924	137,586	932,295	28,279	51,944
Shares issued for reinvestment of distributions	—	—	—	—	—	—
Shares redeemed	(621,382)	(1,099,373)	(133,705)	(1,155,021)	(26,303)	(58,466)
Net increase (decrease) from capital share transactions	(5,763)	(54,449)	3,881	(222,726)	1,976	(6,522)
Net increase (decrease) from capital share transactions	8,237	(36,108)	(30,798)	(348,032)	29,901	(8,875)
Net increase (decrease) in net assets	8,234	(36,098)	(30,800)	(348,064)	29,901	(8,875)

NET ASSETS:
Beginning of period	276,289	312,387	583,758	931,822	140,599	149,474
End of period	$284,523	$276,289	$552,958	$583,758	$170,500	$140,599
Undistributed net investment income	—	—	—	—	—	—

TRANSACTIONS IN SHARES:
Investor Class
Shares sold	131,300	330,267	258,113	463,571	127,810	251,973
Shares reinvested	—	183	5	1,313	—	67
Shares redeemed	(117,300)	(312,109)	(292,796)	(590,190)	(99,886)	(254,393)
Net increase (decrease)	14,000	18,341	(34,678)	(125,306)	27,924	(2,353)
Service Class
Shares sold	615,619	1,044,924	137,586	932,295	28,280	51,944
Shares reinvested	—	—	—	—	—	—
Shares redeemed	(621,382)	(1,099,373)	(133,705)	(1,155,021)	(26,303)	(58,466)
Net increase (decrease)	(5,763)	(54,449)	3,881	(222,726)	1,977	(6,522)
Net increase (decrease)	8,237	(36,108)	(30,797)	(348,032)	29,901	(8,875)

See accompanying Notes to Financial Statements.

DECEMBER 31, 2009

11

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

SCOUT MONEY MARKET FUND – FEDERAL PORTFOLIO

	For the Six Months Ended December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008		2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—		0.01	0.03		0.05		0.04		0.02
Distributions from:
Net investment income	—		(0.01)	(0.03)		(0.05)		(0.04)		(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Total return	0.02	%(a)	0.61%	3.38%		4.82%		3.62%		1.69%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$200		$185	$167		$278		$205		$203
Ratio of expenses to average net assets:
Net of waivers	0.16	%(b)(c)	0.48%	0.47	%(d)	0.46	%(d)	0.50	%(d)	0.51	%(d)
Before waivers	0.50	%(b)	0.52%	0.47%		0.46%		0.50%		0.51%
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.04	%(b)(c)	0.59%	3.26	%(d)	4.73	%(d)	3.58	%(d)	1.65	%(d)
Before waivers	(0.30	)%(b)	0.55%	3.26%		4.73%		3.58%		1.65%

(a)	Not annualized.	(c)	The Advisor has voluntarily waived (in thousands) $321 of Investment Advisory fees.
(b)	Annualized.	(d)	Ratio reflects no waiver.

SCOUT MONEY MARKET FUND – PRIME PORTFOLIO
	For the Six Months Ended
	December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008		2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—		0.01	0.04		0.05		0.04		0.02
Distributions from:
Net investment income	—		(0.01)	(0.04)		(0.05)		(0.04)		(0.02)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Total return	0.02	%(a)	0.81%	3.58%		4.90%		3.68%		1.71%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$366		$401	$526		$671		$572		$517
Ratio of expenses to average net assets:
Net of waivers	0.23	%(b)(c)	0.50%	0.48	%(d)	0.46	%(d)	0.50	%(d)	0.50	%(d)
Before waivers	0.52	%(b)	0.53%	0.48%		0.46%		0.50%		0.50%
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.04	%(b)(c)	0.84%	3.47	%(d)	4.80	%(d)	3.64	%(d)	1.69	%(d)
Before waivers	(0.25	)%(b)	0.81%	3.47%		4.80%		3.64%		1.69%

(a)	Not annualized.	(c)	The Advisor has voluntarily waived (in thousands) $587 of Investment Advisory fees.
(b)	Annualized.	(d)	Ratio reflects no waiver.

SCOUT TAX-FREE MONEY MARKET FUND
	For the Six Months Ended
	December 31, 2009		For the Periods Ended June 30,
	(Unaudited)		2009	2008		2007		2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	—		0.01	0.02		0.03		0.02		0.01
Distributions from:
Net investment income	—		(0.01)	(0.02)		(0.03)		(0.02)		(0.01)
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Total return	0.02	%(a)	0.70%	2.36%		3.14%		2.37%		1.25%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$150		$122	$124		$140		$110		$147
Ratio of expenses to average net assets:
Net of waivers	0.32	%(b)(c)	0.58%	0.53	%(d)	0.49	%(d)	0.53	%(d)	0.51	%(d)
Before waivers	0.55	%(b)	0.58%	0.53%		0.49%		0.53%		0.51%
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.04	%(b)(c)	0.68%	2.29	%(d)	3.10	%(d)	2.33	%(d)	1.24	%(d)
Before waivers	(0.19	)%(b)	0.68%	2.29%		3.10%		2.33%		1.24%

(a)	Not annualized.	(c)	The Advisor has voluntarily waived (in thousands) $164 of Investment Advisory fees.
(b)	Annualized.	(d)	Ratio reflects no waiver.

See accompanying Notes to Financial Statements.

SCOUT FUNDS SEMIANNUAL REPORT

12

NOTES TO FINANCIAL STATEMENTS
December 31, 2009 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Scout Money Market Fund – Federal Portfolio (“Money Market – Federal Portfolio”), Scout Money Market Fund – Prime Portfolio (“Money Market – Prime Portfolio”) and Scout Tax-Free Money Market Fund (“Tax-Free Money Market”), (individually referred to as a “Fund,” or collectively as the “Funds”) are mutual funds offered by the Scout Funds, a Delaware statutory trust (the “Trust”), registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Prior to June 2009, the Trust was known as the UMB Scout Funds.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
Money Market – Federal Portfolio	Maximum income consistent with safety of principal and liquidity
Money Market – Prime Portfolio	Maximum income consistent with safety of principal and liquidity
Tax-Free Money Market	Highest level of income exempt from federal income tax consistent with quality and maturity standards

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)	Security Valuations — Money market holdings are valued at amortized cost according to Rule 2a-7 of the Investment Company Act of 1940.

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments are reported on the identified cost basis, which is also used for income tax purposes.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Fair Value Measurements and Disclosures effective for financial statements issued for interim and annual periods beginning after November 15, 2007. Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The Funds adopted Fair Value Measurements and Disclosures on July 1, 2008.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 —	quoted prices in active markets for identical securities;
•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates and evaluated quotations obtained from pricing services); or
•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Funds’ assets:

Money Market – Federal Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$285,471,649	$—	$285,471,649
Totals	$—	$285,471,649	$—	$285,471,649

Money Market – Prime Portfolio:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$354,521,993	$—	$354,521,993
Corporate Debt	—	74,918,800	—	74,918,800
Municipal Bonds	—	7,355,000	—	7,355,000
U.S. Government and Agencies	—	110,115,733	—	110,115,733
Totals	$—	$546,911,526	$—	$546,911,526

Tax-Free Money Market:
Security Type	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$23,139,000	$—	$23,139,000
Municipal Bonds	—	146,775,915	—	146,775,915
Totals	$—	$169,914,915	$—	$169,914,915

(Continued on next page)

DECEMBER 31, 2009

13

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

In March 2008, FASB issued Derivatives and Hedging effective for fiscal years and interim periods beginning after November 15, 2008. Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds adopted Derivatives and Hedging on June 30, 2009. The investment policies of the Funds are such that they are not permitted to invest in derivative or hedging positions, therefore they did not hold any derivative or hedging positions throughout the six months ended December 31, 2009.

b)
Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.  Therefore no federal income tax provision is required.

Effective December 31, 2007, FASB issued Accounting for Uncertainty in Income Taxes, a clarification of Accounting for Income Taxes.  Accounting for Uncertainty in Income Taxes establishes financial  accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2009.  Also, the Funds have recognized no interest and/or penalties related to uncertain tax benefits for the six months ended December 31, 2009. At December 31, 2009, the tax years June 30, 2006 through June 30, 2009 remain open to examination in the Funds’ major tax jurisdictions.

As of June 30, 2009, the following Funds had net capital loss carryovers:

(in thousands)	Money Market – Federal Portfolio	Money Market – Prime Portfolio	Tax-Free Money Market
For losses expiring June 30,
2011	$—	$—	$25
2012	—	—	—
2013	—	—	—
2014	1	41	—
2015	1	3	—
2016	—	—	—
2017	—	—	2
	$2	$44	$27

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2009, the Money Market-Federal Portfolio Fund utilized (in thousands) $10 of its capital loss carryovers.

As of June 30, 2009, the Money Market-Prime Portfolio Fund had (in thousands) $32 of post-October capital losses, which are deferred until July 1, 2009 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

c)
Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing  treatment for items such as net operating  losses.

d)
Treasury’s Temporary Guarantee Program — The Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds (each a “Fund” and together the “Funds”) entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). As of September 18, 2009, the Program is no longer in effect.

Under the Program, the Treasury guaranteed the share price of shares held in the Funds by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s NAV per share fell below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of Fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

Participation in the Program for the three-month period ended December 18, 2008 required a payment to the Treasury in the amount of 0.010% of the net asset value of the respective Fund as of September 19, 2008. The continued participation of the Funds in the Program through April 30, 2009 required an additional payment to the Treasury of 0.015% of the net asset value of the respective Fund as of September 19, 2008.

On March 31, 2009, the Treasury announced the further extension of its Temporary Guarantee Program for Money Market Funds until September 18, 2009, at which time the Program was scheduled to terminate for all money market funds. The Money Market – Prime Portfolio and Tax-Free Money Market Funds applied for continued participation in the Program for the period from May 1, 2009 through September 18, 2009. The continued participation of the Funds through September 18, 2009 required an additional payment to the Treasury in the amount of 0.015% of the net asset value of each of the participating Funds as of September 19, 2008. The Money Market – Federal Portfolio did not apply for continued participation and thus did not participate in the Program after April 30, 2009.

Each Fund covered the expense of its participation in the Program. Payments made were amortized over the period of the participation in the Program and were shown as “Treasury insurance fees” on the Statements of Operations for the six months ended December 31, 2009. Throughout the life of the Program, the Money Market - Federal Portfolio, Money Market - Prime Portfolio and Tax-Free Money Market Funds paid (in thousands) $81, $301 and $70, respectively, to participate in the Program.

e)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

f)
Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

g)
Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

h)
Multiple Share Class – Money Market Funds — The Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% Distribution fee. The Investor Class shares have no Distribution fee. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

For the six months ended December 31, 2009, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds voluntarily waived (in thousands) $249, $473 and $48, respectively, of Distribution fees.

SCOUT FUNDS SEMIANNUAL REPORT

14

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2009 (Unaudited)

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a)
Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with Scout Investment Advisors, Inc. (the “Advisor”). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2009 through December 31, 2009:

Money Market – Federal Portfolio and Tax-Free Money Market — 0.30% of average daily net assets.

Money Market – Prime Portfolio — 0.34% of average daily net assets.

For the six months ended December 31, 2009, the Advisor for the Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market Funds voluntarily waived (in thousands) $488, $862 and $186, respectively, of Investment Advisory fees.

b)
Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2009 through December 31, 2009:

Money Market – Federal Portfolio, Money Market – Prime Portfolio and Tax-Free Money Market — 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

c)	Shareholder Servicing Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

d)
Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

e)	General — Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above affiliates.

3.	INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the six months ended December 31, 2009 were as follows:

	Other than
	U.S. Government	U.S. Government
(in thousands)	Securities	Securities
Money Market – Federal Portfolio:
Purchases	$—	$9,177,246
Sale/Maturity proceeds	—	9,166,994
Money Market – Prime Portfolio:
Purchases	10,679,131	604,463
Sale/Maturity proceeds	10,663,760	658,169
Tax-Free Money Market:
Purchases	317,173	—
Sale/Maturity proceeds	284,885	—

4.	FEDERAL TAX INFORMATION

At December 31, 2009, the cost of securities on a tax basis for federal income tax purposes were as follows:

(in thousands)	Money Market – Federal Portfolio	Money Market – Prime Portfolio	Tax-Free Money Market
Cost of securities on a tax basis	$285,472	$546,912	$169,915

The tax character of distributions paid during the years ended June 30, 2009 and 2008 were as follows:

	Money Market – Federal Portfolio		Money Market – Prime Portfolio		Tax-Free Money Market
	Year Ended June 30,	Year Ended June 30,	Year Ended June 30,	Year Ended June 30,	Year Ended June 30,	Year Ended June 30,
	2009	2008	2009	2008	2009	2008
Distributions paid from:
Ordinary Income	$1,598	$9,672	$5,527	$24,583	$—	$—
Total taxable distributions	1,598	9,672	5,527	24,583	—	—
Exempt interest	—	—	—	—	1,145	3,287
Total distributions paid	$1,598	$9,672	$5,527	$24,583	$1,145	$3,287
As of June 30, 2009, the components of accumulated deficit on a tax basis were as follows:

(in thousands)	Money Market – Federal Portfolio	Money Market – Prime Portfolio	Tax-Free Money Market
Total accumulated deficit	$(2)	$(76)	$(27)

5.	SUBSEQUENT EVENTS

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. In addition, an entity is required to disclose the date through which subsequent events have been evaluated. Management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2009, through February 25, 2010, the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

DECEMBER 31, 2009

15

EXPENSE EXAMPLE

December 31, 2009 (Unaudited)

As a shareholder of the Scout Funds (the “Funds”), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of the following table under each Fund’s name entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	07/01/09-
Fund	07/01/09	12/31/09	Ratio	12/31/09*
Money Market – Federal Portfolio:
Actual	1,000.00	1,000.20	0.1604%	0.81
Hypothetical	1,000.00	1,021.19	0.1604%	0.82
Money Market – Prime Portfolio:
Actual	1,000.00	1,000.20	0.2327%	1.17
Hypothetical	1,000.00	1,023.83	0.2327%	1.19
Tax-Free Money Market:
Actual	1,000.00	1,000.20	0.3275%	1.65
Hypothetical	1,000.00	1,023.35	0.3275%	1.67

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).

SCOUT FUNDS SEMIANNUAL REPORT

16

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout Money Market Fund – Federal Portfolio, the Scout Money Market Fund – Prime Portfolio and the Scout Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment Advisors, Inc., a subsidiary of UMB Financial Corporation.

INVESTMENT ADVISOR
Scout Investment Advisors, Inc.
Kansas City, Missouri

AUDITORS
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

DISTRIBUTOR UMB Distribution Services, LLC Milwaukee, Wisconsin TRANSFER AGENT UMB Fund Services, Inc. Milwaukee, Wisconsin	P.O. Box 1241 Milwaukee, WI 53201-1241 Toll Free 800-996-2862 scoutfunds.com “Scout” and the Scout design are registered service marks of UMB Financial Corporation.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11.  Controls and Procedures

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)	(1)	Not applicable to semi-annual reports.

	(2)	Certifications pursuant to Sections 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

	(3)	Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ James L. Moffet
James L. Moffett
Principal Executive Officer
February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James L. Moffet
James L. Moffett
Principal Executive Officer
February 19, 2010

/s/ C. Warren Green
C. Warren Green
Principal Financial Officer
February 19, 2010